===============================================================================
THE STRONG
CASH MANAGEMENT FUNDS

ANNUAL REPORT o FEBRUARY 28, 1998



                             [PHOTO OF BOY AND GIRL]

                            THE STRONG ADVANTAGE FUND
                      --------------------------------------
                       THE STRONG MUNICIPAL ADVANTAGE FUND
                      --------------------------------------
                          THE STRONG HERITAGE MONEY FUND
                      --------------------------------------
                      THE STRONG MUNICIPAL MONEY MARKET FUND
                      --------------------------------------
                           THE STRONG STEP 1 MONEY FUND


                                 [STRONG LOGO]
                                 STRONG FUNDS

EIGHT BASIC PRINCIPLES FOR SUCCESSFUL MUTUAL FUND INVESTING

These common-sense rules are followed by many successful investors. They make sense for beginners, too. If you have a question on these principles, or would like to discuss them with us, please contact us at 1-800-368-3863. We're here 24 hours a day, seven days a week to take your call.

-------------------------------------------------------------------------------
                                        [PICTURE OF FOLDER LABELED INVESTMENTS]
1. HAVE A PLAN. Even a simple plan can help you take control of your financial future. Review your plan once a year, or if your circumstances change.

-------------------------------------------------------------------------------
                                                             [PICTURE OF CLOCK]
2. START INVESTING AS SOON AS POSSIBLE. Make time a valuable ally. Let it put the power of compounding to work for you, while helping to reduce your potential investment risk.

-------------------------------------------------------------------------------
                                [PICTURE OF PIE CHART OF ASSET DIVERSIFICATION]
3. DIVERSIFY YOUR PORTFOLIO. By investing in different asset classes - stocks, bonds, and cash - you help protect against poor performance in one type of investment while including investments most likely to help you achieve your important goals.

-------------------------------------------------------------------------------
                                           [PICTURE OF MEMO REMINDER TO INVEST]
4. INVEST REGULARLY. Investing is a process, not a one-time event. By investing regularly over the long term, you reduce the impact of short-term market gyrations, and you attend to your long-term plan before you're tempted to spend those assets on short-term needs.

-------------------------------------------------------------------------------
                                              [PICTURE OF GRAPH SLOPING UPWARD]
5. MAINTAIN A LONG-TERM PERSPECTIVE. For most individuals, the best discipline is staying invested as market conditions change. Reactive, emotional investment decisions are all too often a source of regret - and of principal loss.

-------------------------------------------------------------------------------
             [PICTURE OF PIE CHART OF ASSET DIVERSIFICATION EMPHASIZING STOCKS]
6. CONSIDER STOCKS TO HELP ACHIEVE MAJOR LONG-TERM GOALS. Over time, stocks have provided the more powerful returns needed to help the value of your investments stay well ahead of inflation.

-------------------------------------------------------------------------------
                                                       [PICTURE OF DOLLAR SIGN]
7. KEEP A COMFORTABLE AMOUNT OF CASH IN YOUR PORTFOLIO. To meet current needs, including emergencies, use a money market fund or a bank account - not your long-term investment assets.

-------------------------------------------------------------------------------
                                                  [PICTURE OF MAGNIFYING GLASS]
8. KNOW WHAT YOU'RE BUYING. Make sure you understand the potential risks and rewards associated with each of your investments. Ask questions...request information...make up your own mind. And choose a fund company that helps you make informed investment decisions.

===============================================================================
THE STRONG
CASH MANAGEMENT
FUNDS

ANNUAL REPORT o FEBRUARY 28, 1998

                             TABLE OF CONTENTS
INVESTMENT REVIEWS
     The Strong Advantage Fund................................................2
     The Strong Municipal Advantage Fund .....................................4
     The Strong Heritage Money Fund...........................................6
     The Strong Municipal Money Market Fund...................................8
     The Strong Step 1(SM) Money Fund........................................10

FINANCIAL INFORMATION
  Schedules of Investments in Securities
      The Strong Advantage ..................................................11
      The Strong Municipal Advantage Fund ...................................15
      The Strong Heritage Money Fund.........................................21
      The Strong Municipal Money Market Fund.................................25
      The Strong Step 1(SM) Money Fund.......................................33
  Statements of Assets and Liabilities.......................................35
  Statements of Operations...................................................36
  Statements of Changes in Net Assets........................................37
  Notes to Financial Statements..............................................38

FINANCIAL HIGHLIGHTS.........................................................42

REPORT OF INDEPENDENT ACCOUNTANTS............................................44

THE STRONG ADVANTAGE FUND


COMPARED TO OUR BENCHMARK, WE MANAGE THE FUND MORE CONSERVATIVELY FROM A DURATION STANDPOINT, AND SEEK OUTPERFORMANCE THROUGH CAREFUL ISSUE AND SECTOR SELECTION.

The Strong Advantage Fund seeks current income with a very low degree of share-price fluctuation. The Fund invests primarily in ultra short-term, investment-grade debt obligations, and its average effective maturity will normally be one year or less.

STRONG PERFORMANCE CONTINUED

The Strong Advantage Fund demonstrated strong performance for the fiscal year ended February 28, 1998. During this period, the Fund ranked #8 of the 26 ultra-short obligation funds ranked by Lipper Analytical Services. Within that same group, it ranked #1 based on total return for the 5-year and since-inception periods out of 9 and 4 funds, respectively.(1)

=========================================
          PORTFOLIO STATISTICS
=========================================
              As of 2-27-98

   30 DAY ANNUALIZED YIELD(2)  6.23%
AVERAGE EFFECTIVE MATURITY(3)  0.81 YEARS
    AVERAGE QUALITY RATING(4)  A
=========================================

The Fund's average annual total return for the fiscal year was 6.26%, which compares favorably with the 6.19% return of its benchmark index for the same period.* The Strong Advantage Fund seeks to outperform the average money fund by about 0.75% to 1.00% over a market cycle, although, unlike a money fund the Advantage Fund's share price will vary. The Fund also has a slightly longer maturity, and may invest in lower-quality bonds than money funds can.

========================================================
                    ASSET ALLOCATION
========================================================
            Based on net assets as of 2-28-98
[PIE CHART]

 Corporate Bonds                                  58.2%
 Non-Agency Mortgage and Asset-Backed Securities  26.0%
 U.S. Government and Agency Issues                10.2%
 Short-Term Investments                            3.5%
 Preferred Stocks                                  2.1%

This allocation does not reflect any futures positions
held by the Fund.
========================================================

LOOKING BACK

The US economy remained strong throughout the Fund's fiscal year, even during times of turbulence in the Asian markets. Higher productivity levels led to stable consumer prices, offsetting historically low unemployment levels and improving wage growth. This balance served to keep the Federal Reserve on hold after the late-March 0.25% hike in short-term interest rates. The Fed's inactivity helped keep short-term interest rates stable, leading to a gradual flattening of the yield curve, and subsequently a smaller difference between short- and long-term rates. From a pure yield perspective, this trend made short-term bonds more attractive. As the Fund's fiscal year drew to a close, indications were that the Fed would remain on hold, with the Fed Funds Rate (the rate that banks can borrow money overnight) standing at 5.5%.

MAINTAINING A PROVEN STRATEGY

We gradually lowered the Fund's exposure to BB rated bonds during the second half of the Fund's fiscal year. We began the period with about 25% of the Fund's assets in these higher-yielding, lower quality bonds, but gradually lowered our holdings to about 17% as a cautionary measure against the effects of the "Asian flu" on the US economy.

We reduced our BB rated exposure easily, replacing a number of these cushion bonds--corporate bonds that are likely to be called back and repaid by the company in the near future--with higher-quality securities as the cushions were called. As an example, we purchased Panamsat, a satellite company, after our careful analysis determined that the credit fundamentals were strong. The company was acquired by GM Hughes, a higher-rated company, and the bonds were called at a premium in December. Our portfolio benefited from this move with both a higher yield and price appreciation.

Another sector we've followed closely is mortgage-backed securities. We were overweighted during the first fiscal-year quarter, and carefully adjusted the Fund's exposure throughout the year--in turn both reducing and increasing our holdings as the value of these securities shifted relative to underlying Treasury securities. The Fund has also benefited from holdings in the airline sector, both in corporate bonds and en-hanced equipment trust certificates, which are bonds backed by the actual aircraft themselves. This sector did well, since it was able to maintain pricing power as oil prices came down and the strong economy led to increased business and pleasure travel.

We held the Fund's duration at 0.5 to 0.6 for the fiscal year, while the duration of our benchmark was at 0.9. Compared to our benchmark, we manage the Fund more conservatively from a duration standpoint, and seek outperformance through careful issue and sector selection.

THE MARKET AHEAD APPEARS STRONG

We expect the US economy to hold strong in the months ahead, with the lingering effects of Asian market instability reducing the Gross Domestic Product by 1/2 to 1%. This will allow the Fed to hold interest rates at their current level. There is a possibility that inflation may creep into the economy, which may lead to a 0.25% interest-rate hike to keep growth in check. Overall, though, the market is poised to continue trading in a range, and volatility should remain low. We anticipate that any Fed activity will be isolated, and expect that over the longer term interest rates will head lower.

We're expecting a strong environment for mortgages and corporate bond products, and are positioning the Fund to take advantage of both. We'll continue to carefully research corporate bonds for any evidence of Asian exposure. We intend to maintain our BB rated exposure comfortably below the Fund's maximum to reduce risk, especially from further effects of Asian instability. Instead, we will look for opportunities in higher-quality sectors, or sectors that benefit from the continued strong US economy.

Thank you for your confidence in the Strong Advantage Fund.

[PHOTO OF JEFFREY A. KOCH AND LYLE J. FITTERER]

Sincerely,

/s/ Jeffrey A. Koch
Jeffrey A. Koch

/s/ Lyle J. Fitterer
Lyle J. Fitterer
Portfolio Co-managers

===============================================================================
                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
===============================================================================
                           From 11-25-88 to 2-28-98
[GRAPH]

                THE STRONG        1-Year            Lipper Ultra
                 ADVANTAGE       Treasury         Short Obligation
                   FUND            Bill*              Average*
        10-88     10,000          10,000               10,000
        12-88     10,103          10,039               10,079
        12-89     11,052          11,050               11,006
        12-90     11,784          12,036               11,872
        12-91     13,036          13,088               12,726
        12-92     14,135          13,720               13,260
        12-93     15,250          14,245               13,812
        12-94     15,793          14,621               14,229
        12-95     16,978          15,804               15,194
        12-96     18,112          16,698               16,020
        12-97     19,290          17,719               16,937
         2-98     19,479          17,885               17,087

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with similar investments in the Salomon Brothers 1-Year Treasury Benchmark-on-the-Run Index ("1-Year Treasury Bill") and the Lipper Ultra Short Obligation Average. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. To equalize the time periods, the indexes' performance was prorated for the month of November 1988.
===============================================================================


                                                 ==============================
                                                         AVERAGE ANNUAL
                                                          TOTAL RETURNS
                                                 ==============================
                                                          As of 2-28-98

                                                             1-YEAR     6.26%

                                                             3-YEAR     6.94%

                                                             5-YEAR     6.23%

                                                    SINCE INCEPTION     7.46%
                                                      (on 11-25-88)
                                                 ==============================

* The Salomon Brothers 1-Year Treasury Benchmark-on-the-Run Index ("1-Year Treasury Bill") is an unmanaged index generally representative of the average yield on One-Year Treasury Bills. The Lipper Ultra Short Obligation Average represents funds that invest at least 65% of their assets in investment-grade debt issues, or better, and maintain a portfolio dollar-weighted average maturity between 91 days and 365 days. Source of the Salomon index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Analytical Services, Inc.

1 The since inception ranking is based on performance from 11-30-88 to 2-28-98 for ultra short obligation funds tracked by Lipper. From time to time, the Fund's advisor has waived its management fee, which has resulted in higher returns.

2 Yield is annualized for the 30 days ended 2-27-98, is historical, and will vary.

3 The Fund's average effective maturity includes the effect of futures, options, and when-issued securities.

4 For purposes of this average rating, the Fund's short-term debt obligations have been assigned a long-term rating by the Advisor.

THE STRONG MUNICIPAL ADVANTAGE FUND


ALTHOUGH WE SEEK TO OFFER AN ATTRACTIVE TAX-EXEMPT YIELD, WE ALSO KNOW THAT MANY OF OUR INVESTORS USE THIS FUND TO ADDRESS SHORTER-TERM NEEDS.

The Strong Municipal Advantage Fund seeks federally tax-exempt current income with a very low degree of share-price fluctuation. The Fund invests primarily in ultra-short-term, investment-grade municipal obligations and normally maintains an average effective maturity of one year or less.

The Strong Municipal Advantage Fund is the first mutual fund to combine the benefits of ultra-short bonds with the tax advantages of municipal investing. Unlike money funds, which seek to maintain a $1.00 share price, the Fund does allow for a small degree of share-price fluctuation. This allows it to pursue higher yields and returns than tax-free money funds.

========================================
          PORTFOLIO STATISTICS
========================================
             As of 2-27-98
[PIE CHART]

   30-DAY ANNUALIZED YIELD(2)  3.92%
AVERAGE EFFECTIVE MATURITY(3)  0.9 YEARS
    AVERAGE QUALITY RATING(4)  A
========================================

CONTINUED STRONG PERFORMANCE

For the year ended February 28, 1998, Lipper Analytical Services, Inc. ranked the Fund #7 out of 29 short-term municipal debt funds based on total return. For the period since the Fund's inception, it ranked #3 out of 29 funds. We believe those high rankings are all the more notable because the Fund is ranked in a group of funds with average maturities of up to three years, considerably longer than our own.(1) Our unique investment approach means there is no Lipper category that neatly matches our investment style.

As of February 27, 1998, the Fund's 30-day current yield stood at 3.92%.(2) For investors in the 36% tax bracket, the taxable equivalent yield was 6.13%. The Fund has continued to exceed municipal money market yields by about 50 basis points. That's an attractive premium for investors who don't require absolute stability of principal.

===============================================================================
                           EQUIVALENT TAXABLE YIELDS
===============================================================================
                                 As of 2-27-98
                                                  YOUR TAX-EXEMPT EFFECTIVE
                                     MARGINAL     YIELD OF 3.92% IS EQUIVALENT
JOINT RETURN        SINGLE RETURN    TAX RATE     TO A TAXABLE YIELD OF:
-------------------------------------------------------------------------------
$42,351-102,300    $25,351-61,400      28.0%                  5.44%
 ...............................................................................
$102,301-155,950   $61,401-128,100     31.0%                  5.68%
 ...............................................................................
$155,951-278,450   $128,101-278,450    36.0%                  6.13%
 ...............................................................................
Over $278,450      Over $278,450       39.6%                  6.49%
 ...............................................................................

The chart reflects 1998 marginal federal tax rates before limitations and phase-outs. Individuals with adjusted gross income in excess of $124,500 should consult their tax advisor to determine their actual 1998 marginal tax rate. The Fund's income may be subject to state and local taxes and, depending on your tax status, the Alternative Minimum Tax.
===============================================================================

A FOCUS ON LIQUIDITY

In the past year, we were able to keep the Fund's NAV within a narrow range. Although we seek to offer an attractive tax-exempt yield, we also know that many of our investors use this Fund to address shorter-term needs.

One way we maintain the Fund's liquidity and keep fluctuation very mild is to keep about one third of the Fund's assets in debt securities that mature daily or weekly. We anticipate maintaining this positioning going forward. It serves as a steadying force and helps to keep share-price fluctuation low.

THE MARKETS THIS PAST YEAR

Early in the fiscal year, interest rates for both short- and long-term bonds moved upward. From a starting point of 5.67%, yields on one-year T-bills rose to as high as 6.06% in April. From that point on, rates stayed in a general downward trend, bottoming out at 5.08% in January, then rising to 5.40% by the time the Fund closed its fiscal year in February.

In this environment, we sought to enhance return by keeping the Fund's maturity near the long end of its one-year range. This positioning, complemented by our emphasis on liquidity, allowed us to sustain a competitive level of income without incurring undue risk.

We also have continued to work with smaller, regional brokerages as well as large, established Wall Street firms. Because these specialized brokers don't have the same high profile as some of their larger competitors, the issues they sponsor often offer higher yields in order to attract investor attention.

Issues whose income may be subject to the Alternative Minimum Tax still make up a significant part of the portfolio. As AMT paper represents an ever-increasing proportion of the municipal market, to reject these issues would cut our shareholders off from many of the market's more attractive securities. We are conscious of the tax implications for some of our shareholders, but believe that overall the benefits outweigh the costs.

A CHANGE TO THE PROSPECTUS

We are still very conscious of preserving the overall quality of this Fund, keeping its average credit rating at A. Further, we currently have invested 44% of assets in bonds from the two highest levels of credit quality. However, effective January 1, 1998, the prospectus allows us to invest up to 10% of assets in non-investment-grade issues. Our investment philosophy at this time has kept our exposure lower than that. They currently make up just 2% of assets.

THE OUTLOOK FOR THE YEAR AHEAD

It's not easy to tell exactly what's on the horizon for interest rates. The economy has proven to be more robust than expected, so any easing of rates by the Federal Reserve is likely to be put off for a while. Nonetheless, it's hard to believe the so-called Asian flu won't have some impact in the U.S. That said, unless interest rates become unusually volatile, we don't anticipate making significant changes to our investment approach.

We appreciate the confidence our shareholders have shown us in our first two years of operation. The Fund continues to enjoy strong cash inflows, with assets under management now topping $1 billion. We have been able to continue to find a sufficient supply of municipal securities that in combination fit our ultra-short mandate, deliver attractive yield, and satisfy our demand for quality. We are dedicated to canvassing the market in our continued pursuit of these three objectives.

We thank you for the opportunity to serve your investment needs, and look forward to helping you pursue your financial goals for years to come.

[PHOTO OF STEVEN D. HARROP]

Sincerely,


/s/ Steven D. Harrop
Steven D. Harrop
Portfolio Manager



===============================================================================
                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
===============================================================================
                           From 11-30-95 to 2-28-98
[GRAPH]

                 THE STRONG           Lehman                  Lipper
                  MUNICIPAL          Brothers            Short Municipal
                  ADVANTAGE      Municipal 1-Year           Debt Funds
                    FUND            Bond Index*               Index*
     11-95         10,000             10,000                  10,000
     12-95         10,086             10,038                  10,041
      6-96         10,272             10,226                  10,159
     12-96         10,577             10,474                  10,386
      6-97         10,831             10,701                  10,595
     12-97         11,117             10,960                  10,854
      2-98         11,195             11,056                  10,939

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with similar investments in the Lehman Brothers Municipal 1 Year Bond Index and the Lipper Short Municipal Debt Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.
===============================================================================



                                                ===============================
                                                         AVERAGE ANNUAL
                                                          TOTAL RETURNS
                                                ===============================
                                                          As of 2-28-98

                                                          1-YEAR          4.99%

                                                 SINCE INCEPTION          5.15%
                                                   (on 11-30-95)
                                                ===============================

* The Lehman Brothers Municipal 1 Year Bond Index is an unmanaged index generally representative of one-year, tax-exempt bonds. The Lipper Short Municipal Debt Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the Lehman index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Analytical Services, Inc.

1 The ranking is based on performance from  3-1-96 to 2-28-98 for Short
  Municipal Debt Funds tracked by Lipper. From time to time, the Fund's Advisor has waived its management fee, which has resulted in higher returns. Source:
  Lipper Analytical Services, Inc.

2 Yield is annualized for the 30 days ended 2-27-98, is historical, and will vary. The Fund's Advisor has waived its management fee of 0.07% and absorbed expenses of 0.05%. Otherwise, current yield would have been 3.80% and returns would have been lower.

3 The Fund's average effective maturity includes the effect of when-issued securities.

4  For purposes of this average rating, the Fund's short-term debt obligations have been assigned a long-term rating by the Advisor.
                                                                              5

THE STRONG HERITAGE MONEY FUND


OUR CAREFUL RESEARCH UNCOVERED SECURITIES THAT PROVIDED ATTRACTIVE YIELDS, WHILE MAINTAINING HIGH CREDIT STANDARDS.

The Strong Heritage Money Fund seeks current income, a stable share price, and daily liquidity. The Fund invests in corporate, bank, and government instruments that present minimal credit risk.(1)

ANOTHER YEAR OF OUTPERFORMANCE

The Strong Heritage Money Fund continued to deliver strong performance for the fiscal year ended February 28, 1998. During this time, Lipper Analytical Services, Inc. ranked the Fund #2 out of 263 money funds since inception, and #4 out of 306 money funds for the 1-year period, based on total return.(2)

A STABLE YEAR FOR SHORT RATES

Short-term interest rates were unusually stable during the Fund's fiscal year, March 1, 1997 to February 28, 1998. The Federal Reserve raised the Fed Funds Rate (the overnight rate for banks borrowing money) from 5.25% to 5.50% in late March of 1997. This preemptive move came as the Fed feared an overheating economy in response to vigorous economic growth. Rates then held steady through the end of 1997, when they were bumped up by the "over-the-turn" phenomenon-- the annual attempts by some corporate borrowers to show cash on year-end balance sheets by issuing short-term debt.

===============================
        YIELD SUMMARY(3)
===============================
         As of 2-27-98

  7-DAY CURRENT YIELD     5.40%

7-DAY EFFECTIVE YIELD     5.54%

     AVERAGE MATURITY   48 DAYS
===============================

During the Fund's fiscal year, commercial paper traded within a fairly narrow range of .42%, with an average yield of 5.55%. Longer-term securities experienced more choppiness in response to the conflicting forces of powerful economic growth and the lingering effects of the Asian financial crisis. The end result was a gradual flattening of the yield curve--which means that the spread between short-term and long-term yields narrowed.

CAREFUL ISSUE SELECTION IS THE KEY

The stable short-term interest rate environment precluded us from adding value to the Fund through duration management throughout most of 1997. We held a neutral average maturity through early December, while positioning the Fund to roll-off several existing holdings and reinvest the money into 1998 at inflated rates brought about by the year-end phenomenon described above. We also held the Fund to a near-maximum position in asset-backed commercial paper at year-end 1997 to take advantage of the yield premium these securities offered.

The principal way we've added value to the Fund is through issue selection. Our careful research uncovered securities that provided attractive yields, while maintaining high credit standards.

LITTLE CHANGE IN RATES EXPECTED

We anticipate that the Federal Reserve will remain on hold for the near future, while the effects of the Asian crisis on the US economy are still uncertain. Even with minimal direct consequences for domestic markets, the devaluation of Asian currency will probably serve as a cap on inflationary pressure in an otherwise robust US economy, encouraging the Fed to resist hiking interest rates. As a result, we expect to hold average maturity close to a neutral stance in the near term, and position the Fund to take advantage of changes in rates that reflect an unwarranted belief in Fed policy change.

Thank you for your investment in the Strong Heritage Money Fund. We appreciate your confidence, and look forward to serving your investment needs in the future.

[PHOTO OF JAY N. MUELLER]


Sincerely,

/s/ Jay N. Mueller
Jay N. Mueller
Portfolio Manager

============================
3-MONTH TREASURY BILL YIELDS
============================
      Through 2-28-98
[GRAPH]

      2-97       5.21%
      3-97       5.32%
      4-97       5.23%
      5-97       4.93%
      6-97       5.16%
      7-97       5.23%
      8-97       5.21%
      9-97       5.09%
     10-97       5.19%
     11-97       5.19%
     12-97       5.34%
      1-98       5.17%
      2-98       5.31%

           Source: Bloomberg
============================

1 Investments in the Fund are neither insured nor guaranteed by the U.S.
  government. There can be no assurance that the Fund will be able to maintain its stable net asset value of $1.00 per share.

2 The since inception ranking is based on performance from 6-29-95 to 2-28-98 for ultra short obligation funds tracked by Lipper. From time to time, the Fund's advisor has waived its management fee, which has resulted in higher returns.

3 Yields are annualized for the 7-day period ended 2-27-98. Effective yields reflect the compounding of income. Yields and rankings are historical and do not represent future results. Yields will fluctuate. The Fund's Advisor temporarily waived 0.20% in management fees and absorbed 0.06% in expenses for the Fund. Otherwise, the Fund's current yield would have been 5.14%, and its effective yield would have been 5.27%.

THE STRONG MUNICIPAL MONEY MARKET FUND


EVEN AS WE CONSIDER A BROADER RANGE OF MUNICIPAL MONEY MARKET INSTRUMENTS, WE CONTINUE TO PLACE HEAVY EMPHASIS ON LIQUIDITY.

The Strong Municipal Money Market Fund seeks federally tax-exempt current income, a stable share price, and daily liquidity. The Fund invests in high-quality, short-term municipal obligations that present minimal credit risk.(1)

===============================
       YIELD SUMMARY(3)
===============================
        As of 2-27-98

  7-DAY CURRENT YIELD   3.37%

7-DAY EFFECTIVE YIELD   3.42%

     AVERAGE MATURITY   46 DAYS
===============================

Our goal is to provide a steady stream of tax-exempt income, consistent with our objective of a stable share price and daily liquidity. This Fund can offer a conservative vehicle for a portion of an investor's assets while still making a contribution to the returns of a balanced portfolio.

CONTINUED OUTPERFORMANCE

As of February 27, 1998, the Municipal Money Market Fund's 7-day current yield was 3.37%. Its 7-day effective yield--which reflects compounding--was 3.42%. For investors in the 36% tax bracket, that translates into a taxable equivalent current yield of 5.27%.

That strong yield has helped the Fund to continue its history of high rankings from Lipper Analytical Services, Inc. For the year ended February 28, 1998, the Fund earned a #1 ranking among 134 tax-exempt money-market funds tracked by Lipper. The Fund also received #1 rankings for the five-year, ten-year, and since-inception periods (out of 97, 65, and 56 funds, respectively).(2)

We believe that these rankings indicate to shareholders that this Fund is managed with the aim of consistent excellence over the short and long term.

A LOOK BACK AT THE YEAR'S MARKETS

Early in the fiscal year, interest rates for both short- and long-term bonds moved upward. From a starting point of 5.67%, yields on one-year T-bills rose to as high as 6.06% in April. From that point on, rates stayed in a general downward trend, with occasional pauses along the way. One-year T-bill rates bottomed out at 5.08% in January, then rose slightly to 5.40% as the Fund closed its fiscal year in February.

In this generally declining interest-rate environment--particularly in the second half of the fiscal year--rates on money market issues remained largely unchanged. Both supply and demand applied upward pressure on money market rates,helping to keep them steady despite the broader rate declines.

Over the year, we kept the Fund's maturity longer than the market average. This positioning, while always well within traditional money-market range, helped us to maintain a competitive yield for the Fund. This remains a very conservative Fund, but we do seek out appropriate opportunities to add to the yield we deliver to shareholders.

FACTORS IN OUR SUCCESS

In addition to adopting a longer than average maturity stance, we also seek to enhance yield by working with smaller, regional brokerages along with large, leading Wall Street firms. This is a tactic that has worked well for us in the past, and continues to do so. In order to attract investor attention, the issues these specialized firms sponsor often offer slightly higher yields than do those from larger, better-known firms.

We also consider issues subject to the Alternative Minimum Tax. That doesn't mean we disregard the tax implications of these issues for our shareholders who are subject to the AMT. However, we believe that by considering AMT paper and selecting what we believe to be the best of these issues for the portfolio, we can add more value--even taking taxes into account--than would be possible if we rejected AMT issues completely.

CONTINUING TO PRESERVE LIQUIDITY

Even as we consider a broader range of municipal money market instruments, we continue to place heavy emphasis on liquidity. That's because we know that while tax-exempt income is important to our shareholders, people turn to money market funds as a reservoir of cash. To that end, we keep about 65% of assets in daily and weekly issues--which can be readily converted to cash to meet investors' needs for liquidity.

Because of the relatively low yields daily issues offer, we limit that position to an amount ample to meet daily demands. Weekly issues are almost as liquid, but deliver slightly higher yield to the Fund and its shareholders.

OUR OUTLOOK FOR THE YEAR AHEAD

It's not easy to tell exactly what's on the immediate horizon for interest rates. The economy has proven to be more robust than expected, so any easing ofrates by the Federal Reserve is likely to be put off for a while. Nonetheless,it's hard to believe the Asian flu won't have some impact in the U.S. The difficulties in that region suggest that we can expect some domestic economic slowing in the future, which could lead to a decline in interest rates.

Unless interest rates become unusually volatile, we don't anticipate making any significant changes to our approach. We will likely keep our average maturity moderately longer than market levels, and will continue to incorporate issues from regional brokerages as well as AMT paper. The aim of all of these steps is to identify and purchase the municipal money market securities that can best serve our shareholders.

We'd like to thank our shareholders for their support, both those who've joined us recently and those who've been with us for a while. We look forward to continuing to help you pursue your important financial goals.

[PHOTO OF STEVEN D. HARROP]

Sincerely,


/s/ Steven D. Harrop
Steven D. Harrop
Portfolio Manager


===============================================================================
                           EQUIVALENT TAXABLE YIELDS
===============================================================================
                                 As of 2-28-98

                                                YOUR TAX-EXEMPT EFFECTIVE
                                    MARGINAL    YIELD OF 3.42% IS EQUIVALENT TO
JOINT RETURN       SINGLE RETURN    TAX RATE    A TAXABLE YIELD OF:
-------------------------------------------------------------------------------
$42,351-102,300   $25,351-61,400      28.0%                   4.75%
 ...............................................................................
$102,301-155,950  $61,401-128,100     31.0%                   4.96%
 ...............................................................................
$155,951-278,450  $128,101-278,450    36.0%                   5.34%
 ...............................................................................
Over $278,450     Over $278,450       39.6%                   5.66%
===============================================================================

The chart reflects 1998 marginal federal tax rates before limitations and phase-outs. Individuals with adjusted gross income in excess of $124,500 should consult their tax advisor to determine their actual 1998 marginal tax rate. The Fund's income may be subject to state and local taxes and, depending on your tax status, the Alternative Minimum Tax.
-------------------------------------------------------------------------------

1 An investment in the Fund is neither insured nor guaranteed by the U.S.
  government, and there can be no assurance that the Fund will be able to maintain a stable share price of $1.00.

2 The since-inception ranking is based on performance from 10-31-86 to 2-28-98 for Tax-Exempt Money Market funds tracked by Lipper. From time to time, the Fund's Advisor has waived its management fee, which has resulted in higher returns. Source: Lipper Analytical Services, Inc.

3 Yields are annualized for the 7 days ended 2-27-98, are historical, and will vary. Effective yield assumes reinvested income.

THE STRONG STEP 1(SM) MONEY FUND


[PHOTO OF JAY N. MUELLER]


THE FUND IS DESIGNED TO HELP INVESTORS TAKE THE FIRST STEP TOWARD BUILDING A DIVERSIFIED INVESTMENT PORTFOLIO.

The Strong Step 1 Money Fund seeks current income, a stable share price, and daily liquidity. The Fund is designed to help investors take the first step toward building a diversified investment portfolio.

During the one-month period since its inception on January 31, 1998, the Strong Step 1 Money Fund offered investors an attractive yield. In fact, for the 7-day period ended 2/24/98, IBC's Money Fund Report(R),-- a service of IBC Financial Data, Inc.--ranked Strong Step 1 Money Fund #1 among 233 General Purpose money funds. The advisor is waiving management fees and absorbing expenses until at least August 1, 1998, which helps maintain a higher yield.(1)

=================================
         YIELD SUMMARY(2)
=================================
          As of 2-27-98

  7-DAY CURRENT YIELD     5.79%

7-DAY EFFECTIVE YIELD     5.96%

     AVERAGE MATURITY     57 DAYS
=================================

After nearly a year of inactivity by the Federal Reserve resulting in relatively stable short-term interest rates the Fund benefited from a modest rise in short-term rates during February--its first month of operation. We also added value to the Fund through careful issue selection. Our careful research uncovered securities that provided attractive yields while maintaining high credit standards.

LITTLE CHANGE IN RATES EXPECTED

We anticipate that the Federal Reserve will remain on hold for the near future--keeping short-term interest rates at a steady level--while the effects of the Asian crisis on US economy are still uncertain. Even with minimal direct consequences for domestic markets, the devaluation of Asian currency will probably serve as a cap on inflationary pressure in an otherwise robust US economy, encouraging the Fed to resist hiking interest rates. As a result, we expect to hold average maturity close to a neutral stance in the near term, and position the Fund to take advantage of changes in rates that reflect an unwarranted belief in Fed policy change.

Thank you for your investment in the Strong Step 1 Money Fund. We appreciate your confidence, and look forward to serving your investment needs in the future.

Sincerely,


/s/ Jay N. Mueller
Jay N. Mueller
Portfolio Manager


================================
  3-MONTH TREASURY BILL YIELDS
================================
         Through 2-28-98
[GRAPH]

         2-97       5.21%
         3-97       5.32%
         4-97       5.23%
         5-97       4.93%
         6-97       5.16%
         7-97       5.23%
         8-97       5.21%
         9-97       5.09%
        10-97       5.19%
        11-97       5.19%
        12-97       5.34%
         1-98       5.17%
         2-98       5.31%

               Source: Bloomberg
================================

1 Investments in the Fund are neither insured nor guaranteed by the U.S.
  government. There can be no assurance that the Fund will be able to maintain its stable net asset value of $1.00 per share.

2 Yields are annualized for the 7-day period ended 2-27-98. Effective yields reflect the compounding of income. Yields and rankings are historical and do not represent future results. Yields will fluctuate. The Fund's Advisor temporarily waived 0.50% in management fees and absorbed 0.78% in expenses for the Fund. Otherwise, the Fund's current yield would have been 4.51%, and its effective yield would have been 4.61%.

SCHEDULES OF INVESTMENTS IN SECURITIES                        FEBRUARY 28, 1998
-------------------------------------------------------------------------------
                           STRONG ADVANTAGE FUND
                                                    Shares or
                                                    Principal        Value
                                                     Amount        (Note 2)
-------------------------------------------------------------------------------
CORPORATE BONDS 58.0%
Advance Bank Australia Floating Rate
  Subordinated Notes, 6.6875%, Due 3/14/06          $15,000,000    $15,018,750
Amerco Asset-Backed Bonds, 6.65%, Due 10/15/99
  (Acquired 1/14/98; Cost $5,008,900) (b)             5,000,000      4,988,500
Anchor Bancorp, Inc. Senior Notes, 8.9375%,
  Due 7/09/03                                         7,500,000      7,781,250
Atlas Air, Inc. Pass-Thru Trust Certificates,
  12.25%, Due 12/01/02                                9,800,000     10,845,072
BTC Capital Trust I Floating Rate Notes, 6.6563%,
  Due 12/30/26                                       30,000,000     29,382,000
Bank of Boston Capital Trust III Floating Rate
  Capital Securities, 6.6875%, Due 6/15/27           10,000,000      9,884,990
Bank of Ireland Perpetual Floating Rate Junior
  Subordinated Notes, 6.9375%, Due 9/29/49            5,000,000      4,995,500
Bay View Capital Corporation Senior Debentures,
  8.42%, Due 6/01/99 (Acquired  10/15/97;
  Cost $6,108,000) (b)                                6,000,000      6,101,424
Building Materials Corporation Senior Deferred
  Coupon Notes, Series B, Zero %,  Due 7/01/04
  (Rate Reset Effective 7/01/99)                      7,000,000      6,737,500
Caesars World, Inc.  Senior Subordinated
  Debentures, 8.875%, Due 8/15/02                     1,700,000      1,765,875
California Federal Bank Linked Restructured
  Asset Certificates with Enhanced Returns,
  Series 1997-C-5-5, 8.375%, Due 4/01/99
  (Acquired 5/05/97; Cost $14,225,000) (b)           14,225,000     14,260,562
Call-net Enterprises, Inc. Senior Discount Notes,
  Zero %, Due 12/01/04 (Rate Reset Effective
  12/01/99)                                           8,965,000      8,382,275
Chase Capital II Floating Rate Notes, 6.1523%,
  Due 2/01/27                                         8,000,000      7,695,832
Chase Manhattan Corporation Floating Rate Notes,
  6.0625%, Due 12/30/09                              45,920,000     44,450,560
Citicorp Floating Rate Notes:
  6.50%, Due 5/01/04                                  6,172,000      6,200,570
  Series W, 5.8125%, Due 11/27/35                    10,000,000      9,150,000
  Series X, 5.725%, Due 11/27/35                     10,000,000      9,150,000
Cleveland Electric Linked Restructured Asset
  Certificates with Enhanced Returns,
  Series 1997-C-X, 7.1344%, Due 6/01/01
  (Acquired 7/14/97; Cost $18,000,000) (b)           18,000,000     18,000,000
Contifinancial Corporation Senior Notes, 7.50%,
  Due 3/15/02                                        14,220,000     13,892,983
Continental Airlines, Inc. Pass-Thru Certificates:
  Series 981A, 6.648%, Due 3/15/17                    2,000,000      1,991,880
  Series 981B, 6.748%, Due 9/15/17                    3,900,000      3,900,234
Corestates Capital II Floating Rate Subordinated
  Capital Income Securities, 6.2438%, Due 1/15/27
  (Acquired 5/14/97; Cost $9,852,500) (b)            10,000,000      9,819,400
Cort Furniture Rental Corporation Senior Notes,
  12.00%, Due 9/01/00                                15,570,000     17,127,000
Delta Air Lines, Inc. Pass-Thru Trust Certificates,
  Series 1993-A2, 10.50%, Due 4/30/16                11,601,000     15,376,893
Dime Bancorp, Inc. Senior Notes, 10.50%,
  Due 11/15/05                                       56,472,000     60,566,220
Ferrellgas LP/Ferrellgas Financial Corporation
  Senior Notes, 10.00%, Due 8/01/01                  24,600,000     26,076,000
First Empire Capital Trust II Capital Securities,
  8.277%, Due 6/01/27                                 8,000,000      8,512,632
First Maryland Capital I Variable Rate
  Subordinated Capital Income Securities,
  6.5938%, Due 1/15/27                               19,500,000     19,767,520
First Nationwide Holdings, Inc. Senior Exchange
  Notes, 12.25%, Due 5/15/01                         13,995,000     15,709,387
Fort Howard Corporation Trust Pass-Thru
  Certificates, Series 1991, 11.00%, Due 1/02/02      6,420,326      7,062,358
HSB Capital I Floating Rate Securities, Series A,
  6.5038%, Due 7/15/27                                9,000,000      8,875,638
Harrahs Operating, Inc. Guaranteed Senior
  Subordinated Notes, 8.75%, Due 3/15/00              9,600,000      9,783,936
Health & Retirement Properties Trust Reset Notes,
  6.1414%, Due 7/09/07                               20,000,000     20,090,000
Healthsouth Corporation Senior Subordinated
  Notes, 9.50%, Due 4/01/01                          19,385,000     20,402,713
Heritage Media Services, Inc. Senior Secured Notes,
  11.00%, Due 6/15/02                                 5,305,000      5,550,356
Huntington Capital I Variable Rate Capital Income
  Securities, 6.3289%, Due 2/01/27                   28,500,000     27,709,581
Huntsman Polymers Corporation Senior Notes,
  11.75%, Due 12/01/04                                3,796,000      4,303,715
Imperial Capital Trust I Guaranteed Capital
  Securities, 9.98%, Due 12/31/26                     5,300,000      6,048,922
Indspec Chemical Corporation Senior Subordinated
  Discount Notes, Series B, Zero %, Due 12/01/03
  (Rate Reset Effective 12/01/98)                    32,571,000     32,896,710
JP Morgan & Company, Inc. Subordinated Notes,
  8.00%, Due 5/30/05                                  1,400,000      1,403,749
Lehman Brothers LIBOR Indexed Trust
  Certificates, Series 1997-C-5-1, 7.1875%, Due
  6/15/00 (Acquired 4/24/97; Cost $20,000,000) (b)   20,000,000     20,050,000
Long Island Lighting Company Debentures,
  8.90%, Due 7/15/19                                 22,000,000     23,428,812
Long Island Lighting Company General and
  Refunding Bonds, 8.625%, Due 4/15/04               10,000,000     10,100,490
Marine Midland Bank Floating Rate Notes,
  6.125%, Due 12/31/09                               21,460,000     20,837,660
Mashantucket Western Pequot Tribe Special
  Revenue Bonds, Series A, 6.1589%, Due 9/01/12
  (Acquired 9/16/97; Cost $30,000,000) (b)           30,000,000     30,000,000
Mercantile Capital Trust I Floating Rate Pass-Thru
  Securities, 6.5023%, Due 2/01/27                   10,000,000      9,999,890
Mohegan Tribal Gaming Authority Connecticut
  Senior Secured Notes, Series B, 13.50%,
  Due 11/15/02                                       20,605,000     26,683,475
NBD Bancorp, Inc. Subordinated Floating Rate
  Notes, 6.25%, Due 12/18/05                         18,530,000     18,460,235
NTC Capital Trust II Floating Rate Capital
  Securities, 6.1838%, Due 4/15/27                   23,805,000     23,191,069
NWCG Holdings Corporation Senior Secured
  Discount Notes, Series B, Zero %, Due 6/15/99      27,000,000     25,008,750
National Commerce Capital Trust Floating Rate
  Pass-Thru Securities, 6.7925%, Due 4/01/27         15,000,000     14,945,235
National Westminster Bank Floating Rate Notes,
  6.425%, Due 9/29/49 (Acquired 11/30/95 - 9/24/96;
  Cost $34,344,556) (b)                              34,500,000     34,344,750
Newscorp Overseas Limited Floating Rate Debt
  Unit with Swap Agreement (Structured
  Enhanced Return Trusts 1995, Series R-27),
  6.8063%, Due 6/30/99 (Acquired 6/12/95;
  Cost $27,120,000) (b)                              28,250,000     25,425,000
North Fork Bancorp Capital Trust Pass-Thru
  Securities, 8.70%, Due 12/15/26                     8,500,000      9,063,763
Okobank Subordinated Step-Up Perpetual Floating
  Rate Notes, 7.0281%, Due 10/29/49                     550,000        554,813
Old Kent Capital Trust I Subordinated Floating
  Rate Capital Income Securities, 6.4523%,
  Due 2/01/27                                        16,000,000     15,658,816
Paramount Communications, Inc. Notes, 7.50%,
  Due 1/15/02                                        20,000,000     20,491,660
Salomon Brothers, Inc. Medium Term Floating
  Rate Notes, 6.2063%, Due 9/30/03                    4,400,000      4,400,000
Santa Fe Energy Resources, Inc. Senior
  Subordinated Debentures, 11.00%, Due 5/15/04       15,920,000     17,273,200

SCHEDULES OF INVESTMENTS IN SECURITIES (CONTINUED)            FEBRUARY 28, 1998
-------------------------------------------------------------------------------
===============================================================================
                       STRONG ADVANTAGE FUND (CONTINUED)
===============================================================================
                                                     Shares or
                                                     Principal       Value
                                                     A mount        (Note 2)
-------------------------------------------------------------------------------
Socgen Real Estate LLC Bonds, 7.64%,
  Due 12/29/49 (Rate Reset Effective 10/01/07)
  (Acquired 8/21/97; Cost $5,750,000) (b)          $  5,750,000 $    5,661,697
Spintab AB Floating Rate Subordinated Notes,
  6.475%, Due 12/29/49 (Acquired 11/21/97;
  Cost $50,000,000) (b)                              50,000,000     50,115,850
Star Capital Trust I Floating Rate Securities,
  6.7025%, Due 6/15/27                               15,000,000     14,838,015
Stop & Shop Companies, Inc. Senior Subordinated
  Notes, 9.75%, Due 2/01/02                           5,000,000      5,591,865
Suntrust Capital II Trust Floating Rate Pass-Thru
  Securities, 7.90%, Due 6/15/27                      1,330,000      1,402,309
Swedbank Floating Rate Debt Unit (Medium Term
  Structured Enhanced Return Trusts 1996):
  Series R-34, 6.525%, Due 11/10/02
  (Acquired 5/23/96; Cost $25,000,000) (b)           25,000,000     24,750,000
  Series R-35, 6.475%, Due 11/10/02
  (Acquired 10/16/96; Cost $20,000,000) (b)          20,000,000     19,800,000
System Energy Resources, Inc. First Mortgage
  Bonds, 11.375%, Due 9/01/16                           395,000        425,649
Time Warner, Inc. Pass-Thru Asset Trust Securities:
  4.90%, Due 7/29/99 (Acquired 11/21/97;
  Cost $73,062,750) (b)                              75,000,000     73,626,300
  Series 1997-1, 6.10%, Due 12/30/01
  (Acquired 1/08/97; Cost $22,896,000) (b)           24,000,000     23,700,720
Triangle Pacific Corporation Senior Notes, 10.50%,
  Due 8/01/03                                        10,080,000     10,659,600
Trident NGL, Inc. Subordinated Notes, 10.25%,
  Due 4/15/03                                         2,500,000      2,662,500
UCAR Global Enterprises, Inc. Senior Subordinated
  Notes, 12.00%, Due 1/15/05                          1,060,000      1,195,150
Union Planters Capital Trust Securities, 8.20%,
  Due 12/15/26                                       15,000,000     15,933,060
Viacom International, Inc. Reset Notes, 8.75%,
  Due 5/15/01 (Rate Reset Effective 5/15/98)         24,815,000     25,241,322
Videotron Holdings PLC Senior Discount Notes,
  Zero %, Due 7/01/04 (Rate Reset
  Effective 7/01/99)                                 49,435,000     47,828,363
Westpoint Stevens, Inc. Senior Notes, 8.75%,
  Due 12/15/01                                       29,000,000     30,305,000
------------------------------------------------------------------------------
TOTAL CORPORATE BONDS (COST $1,248,555,578)                      1,255,313,505
------------------------------------------------------------------------------

NON-AGENCY MORTGAGE & ASSET-BACKED SECURITIES 26.0%
AFC Mortgage Loan Trust Variable Rate
  Asset-Backed Certificates, Series 1994-1,
  Class 2A-1, 7.7595%, Due 5/25/25                    2,105,147      2,151,692
AMRESCO Commercial Mortgage Funding I Corporation
  Variable Rate Depositor Mortgage Pass-Thru
  Certificates, Series 1997-1, 7.5496%, Due 9/26/27
  (Acquired 12/11/97; Cost $9,198,225) (b)            9,218,390      9,201,152
BTC Mortgage Investors Trust Secured Notes,
  Series 1997-S1, Class A, 6.255%, Due 12/31/09
  (Acquired 1/13/98; Cost $6,131,508) (b)             6,936,984      6,947,806
CS First Boston Mortgage Securities Corporation
  Variable Rate Mortgage Pass-Thru Certificates:
  Series 1994-MHC1, Class C, 6.7016%, Due 4/25/11     4,185,922      4,201,620
  Series 1994-MHC1, Class D, 7.3016%, Due 4/25/11     5,200,000      5,252,000
California Federal Bank, A Federal Savings Bank
  of Los Angeles, Variable Rate Mortgage
  Pass-Thru Certificates, Series 1988 PAL-1,
  Class A, 7.5489%, Due 2/25/18                       1,959,434      1,959,434
Cargill Lease Receivables Trust Senior Lease
  Backed Certificates, Series 1996-A, Class A-2,
  6.43%, Due 12/20/05                                 9,262,485      9,276,934
Chase Mortgage Finance Corporation Mortgage
  Pass-Thru Certificates, Series 1990-G, Class
  A-Z1, 9.50%, Due 12/25/21                           1,685,898      1,727,523
Chase Mortgage Finance Corporation Variable
  Rate Mortgage Pass-Thru Certificates:
  Series 1992-3, Class B7, 7.8055%, Due 10/28/23      1,399,006      1,409,499
  Series 1992-3, Class B8, 7.8055%, Due 10/28/23      2,801,714      2,822,727
Citicorp Mortgage Securities, Inc. Adjustable Rate
  Real Estate Mortgage Investment Conduit
  Pass-Thru Certificates, Series 1992-7, Class 10,
  7.253%, Due 3/25/22                                 5,667,678      5,752,693
Collateralized Mortgage Obligation Trust, Series 14,
  Class Z, 8.00%, Due 1/01/17                         1,719,693      1,742,900
Contimortgage Home Equity Loan Trust Interest
  Only Pass-Thru Certificates, Series 1997-5,
  Class A11, 25.00%, Due 6/15/99                     44,547,564      7,503,592
ContiSecurities Residual Corporation
  ContiMortgage Net Interest Margin Notes,
  Series 1997-A, 7.23%, Due 7/16/28
  (Acquired 9/18/97; Cost $7,441,500) (b)             7,441,500      7,441,500
DLJ Mortgage Acceptance Corporation Variable
  Rate Mortgage Pass-Thru Certificates:
  Series 1990-2, Class A, 7.525%, Due 1/25/22         7,704,018      7,877,358
  Series 1991-3, Class A1, 7.3778%, Due 2/20/21       1,082,415      1,102,710
  Series 1994-Q16, Class 1A1, 8.882%, Due 1/25/25     9,706,646      9,900,779
DLJ Mortgage Acceptance Corporation Variable
  Rate Multifamily Mortgage Pass-Thru
  Certificates, Series 1992-MF10, Class A-1,
  7.5938%, Due 12/22/02                               5,681,119      5,681,119
Equipment Pass-Thru Investment Certificates Trust
  Floating Rate Senior Certificates, Series 1996-1:
  Class A, 6.875%, Due 9/25/09 (Acquired 6/14/96;
  Cost $4,850,000) (b)                                4,850,000      4,874,250
  Class B, 7.625%, Due 9/25/09 (Acquired 7/01/96;
  Cost $5,335,000) (b)                                5,335,000      5,375,012
  Class C, 10.875%, Due 9/25/03 (Acquired 6/28/96;
  Cost $4,618,984) (b)                                4,550,723      4,732,752
The Equitable Life Assurance Society of the United
  States Collateralized Floating Rate Notes,
  Series D-2, 6.675%, Due 5/15/03 (Acquired
  5/23/96 - 10/30/97; Cost $12,021,016) (b)          12,000,000     12,072,000
Fleet Finance Home Equity Trust Home Equity
  Loan Certificates, Series 1991-2, Class B, 8.65%,
  Due 10/15/06                                        5,550,000      5,609,052
Franchise Finance Corporation of America
  Floating Rate Notes, Series 1997-1:
  Class D2, 6.6938%, Due 7/18/13
  (Acquired 6/04/97; Cost $5,726,000) (b)             5,726,000      5,726,000
  Class E2, 6.9438%, Due 1/18/14
  (Acquired 6/04/97; Cost $2,290,000) (b)             2,290,000      2,290,000
Fund America Investors Corporation Variable Rate
  Senior Pass-Thru Certificates, Series 1993-A,
  Class A-1, 7.6049%, Due 6/25/23                    16,146,329     16,683,436
Glendale Federal Bank Variable Rate Mortgage
  Pass-Thru Certificates, Series 1990-3, Class A-1,
  7.2172%, Due 3/25/30                                3,135,631      3,186,585
Glendale Federal Bank Variable Rate Senior
  Pass-Thru Mortgage Securities, Series 1990-1,
  Class A, 7.2949%, Due 10/25/29                      1,792,827      1,817,478
Great Western Bank, A Federal Savings Bank of
  Beverly Hills, Adjustable Rate Mortgage
  Pass-Thru Certificates, Series 1988-3, Class A,
  6.34%, Due 12/25/17                                 4,638,973      4,638,973
Greenwich Capital Acceptance, Inc. Variable Rate
  Mortgage Pass-Thru Certificates, Series 1991-1,
  Class A, 7.323%, Due 2/25/21 (Acquired 4/18/96 -
  6/23/97; Cost $23,962,892) (b)                     23,445,461     24,002,291

-------------------------------------------------------------------------------
===============================================================================
                       STRONG ADVANTAGE FUND (CONTINUED)
===============================================================================
                                                    Shares or
                                                    Principal        Value
                                                     Amount         (Note 2)
-------------------------------------------------------------------------------
Greenwich Capital Trust I, Class A, 7.273%, Due
  2/15/21 (Acquired 3/04/97; Cost $9,222,963) (b)   $ 8,863,352    $ 9,195,728
Homart Pooled Asset Financial Trust Floating
  Rate Collateral Trust Certificates:
  Class A-3, 7.6563%, Due 12/29/01
  (Acquired 12/21/93; Cost $10,000,000) (b)          10,000,000     10,000,000
  Class A-4, 8.4062%, Due 12/29/01
  (Acquired 2/09/95; Cost $9,987,500) (b)            10,000,000     10,000,000
Kmart CMBS Financing, Inc. Floating Rate
  Commercial Mortgage Pass-Thru Certificates,
  Series 1997-1, Class D, 6.725%, Due 3/01/07
  (Acquired 2/21/97 - 3/10/97; Cost $15,020,625) (b) 15,000,000     15,000,000
Malan Mortgage Securities Trust Floating Rate
  Commercial Mortgage Pass-Thru Certificates,
  Series 1995-1, Class A2A, 6.425%, Due 8/15/05
  (Acquired 2/21/97; Cost $4,010,000) (b)             4,000,000      4,006,880
Merrill Lynch Credit Corporation Floating Rate
  Pass-Thru Asset-Backed Mortgage Loans:
  Series 1996-C, Class B, 6.875%, Due 9/15/21
  (Acquired 5/09/97; Cost $1,159,032) (b)             1,350,165      1,159,036
  Series 1996-D, Class B, 7.3255%, Due 5/15/25        7,938,000      6,737,377
Merrill Lynch Credit Corporation Subordinated
  Mortgage-Backed Certificates, Series 95-S1,
  Class A-1, 6.625%, Due 2/17/24
  (Acquired 12/22/97; Cost $4,770,312) (b)            5,000,000      4,742,200
Merrill Lynch Home Equity Acceptance, Inc.
  Subordinated Variable Rate Mortgage-Backed
  Certificates, Series 1994-A, Class A-1, 6.625%,
  Due 8/17/23                                        10,425,929     10,328,238
Merrill Lynch Mortgage Investors, Inc. Senior
  Subordinated Variable Rate Pass-Thru
  Certificates, Series 1994-A, Class M, 7.125%,
  Due 2/15/19                                        11,000,000     11,110,000
Merrill Lynch Mortgage Investors, Inc. Variable
  Rate Commercial Mortgage Pass-Thru
  Certificates, Series 97-SD1:
  Class D, 6.325%, Due 4/01/10 (b)                    3,500,000      3,500,000
  Class E, 6.625%, Due 4/01/10 (b)                    2,500,000      2,500,000
The Money Store, Inc. Securitized Net Interest
  Margin Trust 1997-1 Notes, 7.36%, Due 6/20/25
  (Acquired 12/23/97; Cost $4,908,407) (b)            4,908,407      4,908,407
Morgan Stanley Mortgage Trust Variable Rate
  Collateralized Mortgage Obligation, Series 35,
  Class 35-2, Interest Only, 7,042.25%, Due 4/20/21       2,875        467,257
Nomura Depositor Trust Floating Rate Commercial
  Mortgage Pass-Thru Certificates, Series 1998-ST1:
  Class A3, 6.205%, Due 1/15/03 (Acquired
  1/30/98; Cost $14,500,000) (b)                     14,500,000     14,509,135
  Class A4, 6.525%, Due 1/15/03 (Acquired
  1/30/98 - 2/10/98; Cost $32,021,875) (b)           32,000,000     32,040,000
  Class A5, 6.875%, Due 1/15/03 (Acquired
  1/30/98; Cost $6,300,000) (b)                       6,300,000      6,303,969
OUC Commercial Mortgage Securities, Inc.
  Adjustable Rate Subordinated Mortgage
  Securities, Series 1998-1, Class C, 7.5473%, Due
  1/25/28 (Acquired 2/12/98; Cost $8,413,224) (b)     8,387,015      8,396,157
Perpetual Savings Bank Variable Rate Mortgage
  Pass-Thru Certificates, Series 1991-1, Class B1,
  7.7255%, Due 6/25/19 (Acquired 9/17/96;
  Cost $1,154,406) (b)                                1,142,446      1,155,298
Prudential Home Mortgage Securities Company
  Mortgage Pass-Thru Certificates, Series 1992-18,
  Class M, 8.50%, Due 7/25/22                        15,082,290     15,678,915
Prudential Home Mortgage Securities Company
  Variable Rate Mortgage Pass-Thru Certificates,
  Series 1988-1, Class A, 7.8009%, Due 4/25/18        1,539,099      1,577,577
Prudential Home Thirty-Year Mortgage Trust
  Subordinated Mortgage Securities, Series 1992-A,
  Class 1B1, 7.20%, Due 4/28/22 (Acquired 12/12/96;
  Cost $119,799) (b)                                    119,799        119,499
RTC Adjustable Rate Mortgage Loan Pass-Thru
  Certificates, Series 1991-1, Class
  A-1, 7.2435%, Due 4/26/21                          14,772,449     14,911,014
RTC Mortgage Pass-Thru Securities, Inc.
  Commercial Certificates:
  Series 1992-C7, Class C, 9.25%, Due 6/25/23         1,178,980      1,182,245
  Series 1995-C2, Class B, 6.80%, Due 5/25/27        22,977,375     23,063,540
RTC Mortgage Pass-Thru Securities, Inc. Mortgage
  Pass-Thru Certificates, Series 92-18P, Class B-5,
  7.50%, Due 1/25/21 (Acquired 9/10/97;
  Cost $1,624,067) (b)                                1,618,000      1,626,090
RTC Mortgage Pass-Thru Securities, Inc.,
  Series 1995-2, Class A-1A, 6.70%, Due 5/25/29         157,318        156,915
RTC Variable Rate Mortgage Pass-Thru
  Securities, Inc. Commercial Pass-Thru Certificates,
  Series 1994-C2, Class E, 8.00%, Due 4/25/25        12,266,002     12,565,906
RTC Variable Rate Mortgage Pass-Thru
  Securities, Inc.:
  Series 1992-4, Class B-2, 7.4927%, Due 7/25/28      4,376,187      4,512,943
  Series 1992-6, Class A-3, 7.7102%, Due 1/25/26      9,733,467      9,724,415
  Series 1992-6, Class B-9, 6.5475%, Due 11/25/26     3,034,334      3,049,506
  Series 1992-15, Class B-7, 7.0175%, Due 7/25/27     1,000,000      1,002,190
  Series 1992-17, Class A2, 7.6056%, Due 4/25/20      4,559,755      4,577,903
  Series 1992-C1, Class B,  7.6875%, Due 8/25/23      1,000,381      1,012,886
  Series 1993-1P, Class A-2, 7.30%, Due 8/25/19
  (Acquired 2/05/98; Cost $5,943,273) (b)             5,935,853      5,928,433
  Series 1993-3, Class A6, 8.2044%, Due 7/25/22       2,988,703      3,055,471
  Series 1995-1, Class B-5, 6.8309%, Due 10/25/28    18,509,685     18,741,056
  Series 1995-1, Class B-11, 7.2875%, Due 10/25/28    3,052,653      3,094,627
Residential Funding Mortgage Securities II, Inc.
  Variable Rate Interest Only Home Equity Loan
  Pass-Thru Certificates, Series 1996-HS2,
  Class A, 1.70%, Due 9/25/12                        38,240,943        872,276
Ryland Mortgage Securities Corporation III
  Collateralized Mortgage Bonds, Series 1992-C,
  Class 3-A, 7.65%, Due 11/25/30                      7,424,003      7,419,400
Ryland Mortgage Securities Corporation IV
  Variable Rate Collateralized Mortgage Bonds,
  Series 2, Class 3-A, 11.9668%, Due 6/25/23            796,407        835,981
Ryland Mortgage Securities Corporation Senior
  Mortgage Partnership Variable Rate Securities,
  89-1, Class 1A, Perpetual Savings Bank, 7.7329%,
  Due 2/25/19                                           661,742        661,120
Ryland Mortgage Securities Corporation Variable
  Rate Mortgage Participation Securities:
  Series 1990-C1, Class A, 6.3483%, Due 10/25/20 (f) 45,776,970     45,905,603
  Series 1992-3, Class A-2, 7.5082%, Due 6/25/20     13,681,535     13,728,052
Salomon Brothers Mortgage Securities VII, Inc.
  Variable Rate Mortgage Pass-Thru Certificates,
  Series 1992-4, Class A2, 8.1294%, Due 9/25/22       3,448,985      3,514,722
Santa Barbara Savings & Loan Association
  California Real Estate Mortgage Investment
  Conduit Participation Certificates, Series 1988-A,
  Class 2, Principal Only, Due 9/01/18                  947,207        737,344
Saxon Mortgage Securities Corporation Mortgage
  Partnership Securities, Series 1993-8,
  Class 1A-1, 7.375%, Due 9/25/23                     9,026,764      9,122,665
Sears Mortgage Securities Corporation Variable
  Rate Mortgage Pass-Thru Certificates:
  Series 1992-21, Class A2, 7.5891%, Due 12/26/22     1,507,491      1,531,260
  Series 1992-23, Class A-4, 7.2553%, Due 10/25/22    1,741,105      1,752,527

SCHEDULES OF INVESTMENTS IN SECURITIES (CONTINUED)            FEBRUARY 28, 1998
-------------------------------------------------------------------------------
===============================================================================
                       STRONG ADVANTAGE FUND (CONTINUED)
                                                    Shares or
                                                    Principal        Value
                                                     Amount        (Note 2)
===============================================================================
Structured Asset Securities Corporation Variable
  Rate Multiclass Pass-Thru Certificates, Series
  1996-C1:
  Class D, 6.9688%, Due 10/25/10 (Acquired
  9/27/96; Cost $1,964,147) (b)                     $ 1,974,334   $  1,973,406
  Class E, 7.2188%, Due 10/25/10 (Acquired
  9/27/96; Cost $2,689,288) (b)                       2,710,976      2,709,702
U-Haul Self-Storage Corporation Commercial
  Mortgage Asset Trust Variable Rate Pass-Thru
  Certificates, Series 1993-1, Class A1, 7.15%,
  Due 12/01/20 (Acquired 12/02/93; Cost $679,992)(b)    679,992        679,992
Western Federal Savings & Loan Association
  Marina Del Rey California Variable Rate
  Mortgage Pass-Thru Certificates, Series 1991-4,
  Class A, 7.343%, Due 7/01/21                        6,022,749      6,118,752
------------------------------------------------------------------------------
TOTAL NON-AGENCY MORTGAGE & ASSET-BACKED
  SECURITIES (COST $557,774,439)                                   562,164,482
------------------------------------------------------------------------------

UNITED STATES GOVERNMENT & AGENCY ISSUES 10.2%
FHLMC Participation Certificates:
  7.50%, Due 8/01/04                                 42,434,928     43,256,892
  9.00%, Due 1/01/05 thru 9/15/20                    30,589,341     32,717,801
  10.50%, Due 11/01/20                                1,444,272      1,603,474
  10.75%, Due 10/01/00                                   58,781         61,697
  11.00%, Due 10/01/00 thru 9/01/20                   1,447,022      1,610,602
  11.75%, Due 5/01/11 thru 6/01/11                    1,277,927      1,436,232
  12.00%, Due 9/01/11 thru 2/01/15                      508,662        580,300
  12.25%, Due 7/01/15                                   897,033      1,019,890
  12.50%, Due 2/01/15                                   155,327        179,019
FNMA Guaranteed Real Estate Mortgage
  Investment Conduit Pass-Thru Certificates:
  8.00%, Due 3/25/21                                 13,830,482     14,292,987
  8.75%, Due 9/25/20                                  5,080,629      5,327,085
  9.00%, Due 1/01/13 thru 6/01/24                    80,215,861     85,513,762
  9.50%, Due 3/01/10                                  6,655,722      7,144,452
  9.75%, Due 3/25/20                                 11,114,612     11,819,534
  13.50%, Due 9/01/14                                    17,186         20,521
FNMA Guaranteed Real Estate Mortgage
  Investment Conduit Variable Rate Pass-Thru
  Certificates, 7.792%, Due 12/01/17                  4,132,892      4,282,048
GNMA Guaranteed Pass-Thru Certificates:
  10.00%, Due 10/20/17                                9,824,277     10,935,697
  13.50%, Due 8/15/14 thru 11/15/14                     120,348        143,043
  15.00%, Due 5/15/12 thru 9/15/12                       34,285         41,877
------------------------------------------------------------------------------
TOTAL UNITED STATES GOVERNMENT & AGENCY ISSUES (COST $221,700,022) 221,986,913
------------------------------------------------------------------------------

OPTIONS 0.2%
Merrill Lynch Swaption (The option to receive a
  fixed interest rate of 7.75%; exercisable at a
  strike price of $100 beginning 4/09/04 and
  expiring 4/09/25.)                                 32,666,667      3,498,600
------------------------------------------------------------------------------
TOTAL OPTIONS (COST $1,512,573)                                      3,498,600
------------------------------------------------------------------------------

PREFERRED STOCKS 2.1%
Banco Central Hispanoamericano, SA Eurocap,
  8.2375%                                               600,000     15,000,000
California Federal Bank, A Federal Savings Bank,
  Los Angeles, Series B 10.625%                          10,000      1,107,500
Ford Motor Company Deposit Shares Representing
  1/2000 Share, Class B 8.25%                           588,225     18,161,447
NB Capital Corporation 8.35% Exchangeable
  (Acquired 8/22/97; Cost $5,000,000) (b)                 5,000      5,247,500
Pinto Totta International Finance, Ltd. 7.77%
  (Acquired 7/24/97; Cost $5,000,000) (b)                 5,000      5,218,750
-------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS (COST $44,739,238)                           44,735,197
-------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (A) 4.1%
COMMERCIAL PAPER 0.0%
INTEREST BEARING, DUE UPON DEMAND
General Mills, Inc., 5.23%                          $   180,000        180,000
Johnson Controls, Inc., 5.23%                           200,400        200,400
Wisconsin Electric Power Company, 5.21%                 484,000        484,000
                                                                --------------
                                                                       864,400
CORPORATE BONDS 0.6%
Residential Reinsurance, Ltd. Floating Rate Notes,
  11.4397%, Due 12/15/98 (Acquired 6/10/97;
  Cost $1,000,000) (b)                                1,000,000      1,014,380
Rogers Communications, Inc. Floating Rate Debt
  Unit with Premium Call (Medium Term
  Structured Enhanced Return Trusts 1995,
  Series R-25), 8.7133%, Due 6/21/98
  (Acquired 5/15/95; Cost $12,000,000) (b)           12,000,000     12,000,000
                                                                --------------
                                                                    13,014,380
REPURCHASE AGREEMENTS 3.4%
ABN-AMRO Chicago Corporation (Dated 2/27/98),
  5.60%, Due 3/02/98 (Proceeds $68,832,107);
  Collateralized by: $55,694,000 United States
  Treasury Strips, Zero %, Due 5/31/98 - 2/15/19
  (Market Value $56,896,635) and $13,106,000
  United States Treasury Notes, 5.75%,
  Due 11/15/00 (Market Value $13,369,094) (d)        68,800,000     68,800,000

Firstar Bank Milwaukee (Dated 2/27/98), 4.25%,
  Due 3/02/98 (Proceeds $4,101,452); Collateralized
  by: $4,050,000 United States Treasury Notes,
  6.50%, Due 4/30/99 (Market Value $4,185,675) (d)    4,100,000      4,100,000
                                                                --------------
                                                                    72,900,000
UNITED STATES GOVERNMENT ISSUES 0.1%
United States Treasury Bills, Due 3/05/98 thru
  5/21/98 (c)                                         2,935,000      2,925,310
------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (COST $89,689,727)                     89,704,090
------------------------------------------------------------------------------
------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (COST $2,163,971,577) 100.6%     2,177,402,787
Other Assets and Liabilities, Net (0.6%)                           (13,756,991)
------------------------------------------------------------------------------
NET ASSETS 100.0%                                               $2,163,645,796
==============================================================================

FUTURES
-------------------------------------------------------------------------------
                                                  Underlying       Unrealized
                                    Expiration    Face Amount     Appreciation
                                       Date        at Value      (Depreciation)
-------------------------------------------------------------------------------
Purchased:
   20  Ten-Year U.S. Treasury Notes    3/98       $  2,253,750     ($ 16,400)

Sold:
  422  Two-Year U.S. Treasury Notes    3/98         87,802,375      (411,978)
1,014  Five-Year U.S. Treasury Notes   3/98        110,605,219      (945,878)
   64  Five-Year U.S. Treasury Notes   6/98          6,980,000        (5,175)
  299  Ten-Year U.S. Treasury Notes    6/98         33,674,875       161,180
  537  U.S. Treasury Bonds             6/98         64,691,719       392,429

-------------------------------------------------------------------------------
===============================================================================
                        STRONG MUNICIPAL ADVANTAGE FUND
===============================================================================
                                                    Shares or
                                                    Principal       Value
                                                     Amount        (Note 2)
-------------------------------------------------------------------------------
MUNICIPAL BONDS 35.6%
ARKANSAS 0.8%
Fayetteville, Arkansas Public Facilities Board
  Refunding and Improvement Revenue -
  Butterfield Trail Village Project, 9.50%, Due
  9/01/14 (Pre-Refunding at $102 on 9/01/99)        $ 3,385,000    $ 3,731,962
Little Rock, Arkansas Collateralized IDR -
  Lexicon, Inc. Project, 6.48%, Due 7/01/06           4,385,000      4,434,331
                                                                   -----------
                                                                     8,166,293
CALIFORNIA 1.4%
California Hospital Revenue - Valley Health System
  Refunding and Improvement Project, 5.50%,
  Due 5/15/00                                           740,000        751,100
Long Beach, California Harbor Revenue, 7.25%,
  Due 5/15/19                                         2,550,000      2,618,034
Santa Ana, California Community Redevelopment
  Refunding, 7.50%, Due 9/01/16                       2,000,000      2,115,000
Stanislaus, California Waste-To-Energy Financing
  Agency Solid Waste Facility Revenue Refunding -
  Ogden Martin System, Inc. Project, 7.625%,
  Due 1/01/10 (f)                                     2,195,000      2,348,650
Vallejo, California BAN - Water Improvement
  Project, 4.75%, Due 7/15/99                         6,675,000      6,733,406
                                                                   -----------
                                                                    14,566,190
COLORADO 0.8%
Arapahoe County, Colorado SFMR - IDK Partners I
  Trust Pass-Thru Certificates, 5.25%,
  Due 11/01/19 (f)                                    4,195,602      4,216,580
Central City, Gilpin County, Colorado Excise Tax
  Refunding, 5.40%, Due 12/01/00                      3,300,000      3,370,125
                                                                   -----------
                                                                     7,586,705
CONNECTICUT 2.6%
Connecticut Development Authority Airport
  Facilities Revenue - Roncari Associates, Inc.
  Project, 7.25%, Due 12/01/99                        2,042,257      2,060,128
Connecticut HFA Housing Mortgage Finance
  Program, 7.30%, Due 11/15/03                        3,475,000      3,644,406
Connecticut Resources Recovery Authority Revenue -
  American REF-FUEL Company of Southeastern
  Connecticut Project, 8.00%, Due 11/15/15           18,285,000     19,285,921
Norwich, Connecticut Tax-Exempt Equipment
  Lease, 6.35%, Due 8/01/01                           1,610,051      1,674,454
                                                                   -----------
                                                                    26,664,909
DISTRICT OF COLUMBIA 1.0%
District of Columbia Revenue - Georgetown
  University Project, 7.25%, Due 4/01/20             10,000,000     10,223,900

FLORIDA 2.0%
Hillsborough County, Florida EFA Revenue -
  The University of Tampa Project,6.70%,
  Due 12/01/16                                       15,110,000     15,525,525
Pasco County, Florida Solid Waste Disposal and
  Resource Recovery System Revenue, 5.00%,
  Due 4/01/99                                         4,200,000      4,251,576
                                                                   -----------
                                                                    19,777,101
IDAHO 0.5%
Boise, Idaho Housing Authority Revenue - Hobbler
  Place Project, 5.25%, Due 2/01/02                   4,790,000      4,855,863

ILLINOIS 2.2%
Alton, Illinois Hospital Facilities Revenue and
  Refunding - St. Anthony's Health Center Project:
  4.95%, Due 9/01/99                                  1,400,000      1,408,750
  5.00%, Due 9/01/01                                    850,000        855,312
  5.15%, Due 9/01/00                                  1,355,000      1,370,244
Hodgkins, Illinois GO Tax Allocation, 9.50%,
  Due 12/01/09 (Pre-Refunding at $104 on 12/01/01)    2,600,000      3,152,500
Illinois DFA MFHR - Town and Garden Apartments
  Project, 7.20%, Due 9/01/08                         2,250,000      2,421,562
Illinois Health Facilities Authority Revenue
  Refunding - Westlake Community Hospital
  Project, 7.875%, Due 1/01/13                        4,450,000      4,654,522
Kane, McHenry, Cook and DeKalb Counties, Illinois
  Community Unit School District Number 300 GO
  Lease Secured COP - School Building Project,
  6.90%, Due 12/01/04                                 3,685,000      4,007,437
Romeoville, Will County, Illinois COP:
  7.30%, Due 12/01/99                                 2,250,000      2,337,188
  7.30%, Due 12/01/00                                 2,000,000      2,120,000
                                                                   -----------
                                                                    22,327,515
INDIANA 0.8%
East Chicago, Indiana School City COP, 5.50%,
  Due 7/15/02                                         2,975,000      3,071,687
Fishers, Indiana First Mortgage EDR - United
  Student Aid Funds, Inc. Project, 8.375%,
  Due 9/01/14                                         3,250,000      3,378,180
Huntington, Indiana EDR Refunding - Quanex
  Corporation Project, 6.50%, Due 8/01/10             1,665,000      1,719,679
                                                                   -----------
                                                                     8,169,546
IOWA 0.5%
Cedar Rapids, Iowa First Mortgage Revenue -
  Cottage Grove Place Project, 7.25%, Due 7/01/02     5,000,000      5,130,500

KANSAS 0.1%
Kansas City, Kansas Residual Revenue Capital
  Appreciation, Zero %, Due 5/01/12                   1,805,000        615,956

KENTUCKY 1.1%
Kentucky EDFA Hospital System Refunding and
  Improvement Revenue - Appalachian Regional
  Healthcare, Inc. Project:
  4.50%, Due 10/01/99                                 2,005,000      2,012,519
  4.70%, Due 10/01/00                                 2,085,000      2,100,638
  4.85%, Due 10/01/01                                 2,195,000      2,216,950
  5.00%, Due 10/01/02                                 2,300,000      2,331,625
  5.10%, Due 10/01/03                                 2,165,000      2,202,887
                                                                   -----------
                                                                    10,864,619
LOUISIANA 0.7%
Louisiana Public Facilities Authority Hospital
  Revenue and Refunding - Pendleton Memorial
  Methodist Hospital Project,6.75%, Due 6/01/10       3,060,000      3,300,975
Ouachita Parish, Louisiana IDB, Inc. Revenue
  Refunding - Physicians and Surgeons Medical
  Complex Project, 4.80%, Due 8/01/02                 3,750,000      3,815,625
                                                                   -----------
                                                                     7,116,600

MASSACHUSETTS 0.8%
Commonwealth of Massachusetts Department of
  Revenue Tax-Exempt Master Equipment Lease:
  5.085%, Due 10/01/00                                1,578,516      1,606,140
  5.40%, Due 9/30/99   .                              3,137,349      3,207,940
  5.62%, Due 10/01/01                                 2,230,182 .... 2,299,876
Massachusetts Industrial Finance Agency Industrial
  Revenue - John T. Spinelli Project, 7.00%,
  Due 11/01/00                                          899,277        899,278
                                                                   -----------
                                                                     8,013,234
MICHIGAN 0.3%
Detroit, Michigan EDC Resource Recovery Revenue,
  7.00%, Due 5/01/01                                  2,950,000      3,167,562

SCHEDULES OF INVESTMENTS IN SECURITIES (CONTINUED)            FEBRUARY 28, 1998
-------------------------------------------------------------------------------
===============================================================================
                  STRONG MUNICIPAL ADVANTAGE FUND (CONTINUED)
===============================================================================
                                                    Shares or
                                                    Principal       Value
                                                     Amount        (Note 2)
-------------------------------------------------------------------------------
Pontiac, Michigan Hospital Financing Authority
  Hospital Revenue - NOMC Obligation Group,
  5.60%, Due 8/01/99                                $   200,000    $   202,250
                                                                   -----------
                                                                     3,369,812
MINNESOTA 1.0%
Minneapolis, Minnesota Temporary Parking
  Ramp Revenue, 4.75%, Due 6/01/00                    5,885,000      5,894,593
Plymouth, Minnesota Revenue Refunding -
  Carlson Center Project, 7.00%, Due 4/01/12          3,815,000      3,967,600
                                                                   -----------
                                                                     9,862,193
MISSISSIPPI 0.4%
Jones County, Mississippi Hospital Revenue
  Refunding - South Central Regional
  Medical Center Project, 5.00%, Due 12/01/03         4,130,000      4,207,438

MISSOURI 0.1%
Springfield, Missouri Land Clearance
  Redevelopment Authority Industrial Revenue -
  University Plaza Project, 5.90%, Due 10/01/01       1,125,000      1,146,094

NEBRASKA 2.5%
Energy America Gas Supply Revenue -
  Metropolitan Utilities District Project,5.30%,
  Due 4/01/05                                        18,661,329     18,964,576
Omaha Tribe of Nebraska Public Improvements
  Authority GO, 7.50%, Due 12/01/02                   5,850,000      5,974,429
                                                                   -----------
                                                                    24,939,005
NEVADA 0.7%
Clark County, Nevada Airport Improvement
  Revenue Airport System Improvements, 8.25%,
  Due 7/01/15                                         5,000,000      5,166,100
Henderson, Nevada Local Improvement Districts
  Number T-4, 6.00%, Due 11/01/01                       475,000        486,281
Reno-Sparks, Nevada Convention and Visitors
  Authority Limited Obligation Refunding, 6.25%,
  Due 11/01/01                                        1,540,000      1,595,825
                                                                   -----------
                                                                     7,248,206
NEW JERSEY 2.0%
New Jersey EDA Senior Mortgage Revenue - Arbor
  Glen of Bridgewater Project:
  6.00%, Due 5/15/26                                  1,750,000      1,753,448
  7.00%, Due 5/15/06                                 11,525,000     11,679,781
South Amboy, New Jersey Housing Authority
  Housing Revenue - Shore Gate Village Grand
  Project, 6.00%, Due 8/15/99                         6,500,000      6,511,375
                                                                   -----------
                                                                     9,944,604
NEW YORK 0.9%
New York Energy Research and Development
  Authority State Service Contract
  Revenue -  Western New York Nuclear Service
  Center Project, 5.50%, Due 4/01/99                  4,325,000      4,393,811
New York Medical Care Facilities Finance Agency
  Revenue Hospital and Nursing Home Mortgage,
  8.00%, Due 2/15/27                                  5,080,000      5,194,808
                                                                   -----------
                                                                     9,588,619
OHIO 1.1%
Cleveland, Ohio City School District Energy
  Conservation Improvement GO:
  6.53%, Due 3/15/99                                    610,000        625,543
  6.53%, Due 9/15/99                                    630,000        651,262
Lucas County, Ohio Hospital Revenue Refunding -
  Riverside Hospital Project, 7.625%, Due 6/01/15     2,400,000      2,442,240
Ohio Department of Transportation COP -
  Rickenbacker Port Project, 6.125%, Due 4/15/15      1,150,000      1,206,063
Ohio Township, Allegheny County, Pennsylvania
  GO, 5.15%, Due 11/15/00                             1,785,000      1,838,550
Youngstown, Ohio City School District Energy
  Conservation Measures, 6.80%, Due 3/15/05           4,515,000      4,831,050
                                                                   -----------
                                                                    11,594,708
OREGON 0.9%
Clackamas County, Oregon Hospital Facility
  Authority Revenue and Refunding -
  Willamette View, Inc. Project, 5.40%, Due 11/01/02  1,540,000      1,588,125
Multnomah County, Oregon Educational Facilities
  Refunding and Revenue - University of Portland
  Project, 4.75%, Due 4/01/01                          2,940,000     2,987,775
Portland, Oregon Housing Authority Tax Credit
  Notes - Yards at Union Station Project, 5.00%,
  Due 7/15/99                                          2,265,000     2,279,156
Portland, Oregon MFHR - Civic Stadium Housing
  Project, 4.60%, Due 8/01/99                         2,000,000      2,012,500
                                                                   -----------
                                                                     8,867,556
PENNSYLVANIA 3.2%
Montgomery County, Pennsylvania IDA First
  Mortgage Revenue Refunding - The Meadowood
  Corporation Project, 5.15%, Due 12/01/03            1,500,000      1,503,750
Philadelphia, Pennsylvania Airport Revenue
  Refunding - Philadelphia Airport
  System Project, 5.50%, Due 6/15/01 (f)              2,000,000      2,072,500
Philadelphia, Pennsylvania Hospitals and Higher
  Education Facilities Authority
  Revenue, 8.375%, Due 6/01/04                        1,665,000      1,800,281
Philadelphia, Pennsylvania Municipal Authority
  Equipment Revenue, 5.297%, Due 10/01/04            18,000,000     19,012,500
Scranton, Lackawanna County, Pennsylvania Health
  and Welfare Authority Hospital Revenue - Moses
  Taylor Hospital Project, 5.25%, Due 7/01/02         4,750,000      4,850,937
Titusville, Crawford County, Pennsylvania GO,
  5.00%, Due 4/15/99                                  3,500,000      3,548,125
                                                                   -----------
                                                                    32,788,093
SOUTH CAROLINA 1.3%                -
Charleston County, South Carolina First Mortgage
  Health Facilities Revenue - The Episcopal Church
  Home Project, 5.40%, Due 4/01/04                    8,100,000      8,191,125
Charleston County, South Carolina Industrial
 Revenue Refunding - Coburg Dairy, Inc. Project,
  6.875%, Due 10/01/06                                1,400,000      1,430,506
Greystone, South Carolina Tax-Exempt Asset Trust
  Pass-Thru Certificates, 4.30%, Due 6/20/00          3,742,894      3,742,894
                                                                   -----------
                                                                    13,364,525
TENNESSEE 2.1%
Tennessee Housing Development Agency -
  Homeownership Program, Zero %, Due 7/01/12         41,955,000     20,872,612

TEXAS 2.1%
Dallas-Fort Worth, Texas International Airport
  Facilities Improvement Corporation Revenue -
  American Airlines, Inc. Project, 7.50%,
  Due 11/01/25                                       11,450,000     12,451,875
Falcons Lair Utility and Reclamation District COP,
  6.25%, Due 10/15/99                                 4,000,000      4,020,000
Houston, Texas Airport System Subordinate Lien
  Revenue Refunding:
  5.25%, Due 7/01/00 (f)                              2,230,000      2,282,962
  5.25%, Due 7/01/01 (f)                              2,350,000      2,417,562
                                                                   -----------
                                                                    21,172,399

-------------------------------------------------------------------------------
===============================================================================
                  STRONG MUNICIPAL ADVANTAGE FUND (CONTINUED)
===============================================================================
                                                    Shares or
                                                    Principal       Value
                                                     Amount        (Note 2)
-------------------------------------------------------------------------------
UTAH 0.4%
Salt Lake City, Utah Redevelopment Agency
  Central Business District Neighborhood
  Redevelopment Tax Increment Revenue
  Refunding, 4.75%, Due 10/01/02                    $ 4,200,000   $  4,257,750
WASHINGTON 1.1%
Lynnwood, Snohomish County, Washington Local
  Improvement District Number 93-1 BAN, 4.60%,
  Due 10/01/99                                        5,000,000      5,020,100
Skagit and Whatcom Counties, Washington Public
  Hospital District Number 304 Revenue and
  Refunding - Affiliated Health Services, 4.90%,
  Due 12/01/02                                        3,210,000      3,262,163
Skagit County, Washington Public Hospital District
  Number 1 Revenue and Refunding - Affiliated
  Health Services, 4.90%, Due 12/01/02                2,415,000      2,454,244
                                                                  ------------
                                                                    10,736,507
WEST VIRGINIA 0.2%
Kanawha County, West Virginia County Commission
  IDR - Union Carbide Chemicals and Plastics
  Company, Inc. Project, 8.00%, Due 8/01/20           1,930,000      2,103,700
------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS (COST $354,259,894)                          360,142,752
------------------------------------------------------------------------------

VARIABLE RATE PUT BONDS 6.9%
CALIFORNIA 0.8%
Santa Rosa, California Housing Authority MFHR -
  Dutton Partners Project, 4.85%, Due 9/01/07
  (Putable at $100 and Rate Reset Effective 9/01/02)  3,000,000      3,005,580
Vallejo, California Housing Authority MFMR -
  Highlands Apartments Project, 5.00%,
  Due 6/01/07 (Putable at $100 and Rate Reset
  Effective 6/01/99)                                  4,640,000      4,649,280
                                                                  ------------
                                                                     7,654,860
COLORADO 0.3%
Colorado Health Facilities Authority Revenue
  EXTRAS - Baptist Home Association of the
  Rocky Mountains, Inc. Project, 5.75%, Due 8/15/27
  (Putable at $100 and Rate Reset Effective 8/15/02)  3,000,000      3,105,000

FLORIDA 2.0%
Escambia County, Florida Housing Corporation
  Housing Revenue:
  Royal Arms Project, 7.00%, Due 7/01/17
  (Putable at $100 and Rate Reset Effective 7/01/99)  9,360,000      9,465,300
  Wellington Arms Project, 7.375%, Due 9/01/16
  (Putable at $100 and Rate Reset Effective 9/01/99) 10,650,000    10,836,375
Florida Housing Finance Agency MFHR - Cypress
  Lake Apartment Project, 5.75%, Due 12/01/07
  (Putable at $100 and Rate Reset Effective 12/01/02)   200,000        206,500
                                                                  ------------
                                                                    20,508,175
GEORGIA 0.3%
Decatur County, Georgia Bainbridge IDA IDR -
  John B. Sanfilippo & Son, Inc. Project, 5.375%,
  Due 6/01/17 (Putable at $100 and Rate Reset
  Effective 6/01/02)                                  3,000,000      3,030,000

ILLINOIS 1.7%
Chicago, Illinois MFHR - Chicago Beach Apartments
  Project, 5.50%, Due 2/01/17 (Putable at $100 and
  Rate Reset Effective 2/01/02)                       2,985,000      3,001,507
Illinois Health Facilities Authority Revenue
  EXTRAS - Covenant Retirement Communities,
  Inc. Project, 5.25%, Due 12/01/22 (Putable at
  $100 and Rate Reset Effective 12/01/02)             3,500,000      3,591,875
Robbins, Illinois Resource Recovery Revenue
  Refunding - Robbins Resource Recovery
  Partners, 4.90%, Due 10/15/17 (Putable at $100
  and Rate Reset Effective 10/15/02)                 10,000,000     10,262,500
                                                                  ------------
                                                                    16,855,882
MAINE 0.6%
Maine Finance Authority MFHR - Back Bay Tower
  Project, 5.25%, Due 9/01/18 (Putable at $100 and
  Rate Reset Effective 9/01/99)                       5,935,000      6,009,188

OHIO 0.1%
Lorain County, Ohio IDR - Gilford Instrument
  Laboratories, Inc. Project, 5.25%, Due 7/01/14
  (Putable at $100 and Rate Reset Effective 7/01/99)  1,000,000      1,018,750

PENNSYLVANIA 0.5%
Chester County, Pennsylvania Health and Education
  Facilities Authority Revenue - Barclay Friends
  Project, 4.90%, Due 8/01/25 (Putable at $100 and
  Rate Reset Effective 8/01/99)                       2,500,000      2,537,500
Montgomery County, Pennsylvania IDA First
  Mortgage Revenue Refunding EXTRAS - The
  Meadowood Corporation Project, 5.50%,
  Due 12/01/19 (Putable at $100 and Rate Reset
  Effective 12/01/02)                                 3,000,000      3,015,000
                                                                  ------------
                                                                     5,552,500
SOUTH CAROLINA 0.3%
Charleston County, South Carolina First Mortgage
  Health Facilities Revenue - The Episcopal Church
  Home Project, 5.30%, Due 4/01/27 (Putable at
  $100 and Rate Reset Effective 10/01/02)             3,000,000      3,056,250

TENNESSEE 0.2%
Shelby County, Tennessee Health, Educational and
  Housing Facility Board Health Care Facilities
  Revenue EXTRAS - Kirby Pines Retirement
  Community Project, 5.50%, Due 11/15/27 (Putable
  at $100 and Rate Reset Effective 11/15/02)          2,450,000      2,453,063

TEXAS 0.1%
Trinity River Authority Refunding - Texas
  Industries, Inc. Project, 6.375%, Due 9/01/07
  (Putable at $100 and Rate Reset Effective 11/01/01)   440,000        454,850
Trinity River Authority Refunding - Texas
  Industries, Inc. Project, Series A, 6.375%,
  Due 9/01/07 (Putable at $100 and Rate Reset
  Effective 11/01/01)                                   260,000        268,775
                                                                  ------------
                                                                       723,625
-------------------------------------------------------------------------------
TOTAL VARIABLE RATE PUT BONDS (COST $68,926,427)                       967,293
-------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (A) 58.1%
MUNICIPAL BONDS 19.5%
CALIFORNIA 0.4%
Los Angeles, California Department of Water and
  Power Water Works Revenue Refunding, 7.00%,
  Due 2/15/22 (Crossover Refunding at $102 on
  2/15/99)                                            3,550,000      3,724,128

SCHEDULES OF INVESTMENTS IN SECURITIES (CONTINUED)            FEBRUARY 28, 1998
-------------------------------------------------------------------------------
===============================================================================
                  STRONG MUNICIPAL ADVANTAGE FUND (CONTINUED)
===============================================================================
                                                    Shares or
                                                    Principal       Value
                                                     Amount        (Note 2)
-------------------------------------------------------------------------------
COLORADO 1.8%
Boulder County, Colorado Revenue - National
  Center For Atmospheric Research Project, 8.25%,
  Due 12/01/13 (Crossover Refunding at $101
  on 12/01/98)                                      $17,580,000   $ 18,282,848

FLORIDA 0.8%
Bayside, Florida Community Improvement
  Development District BAN, 5.75%, Due 6/01/98        7,870,000      7,906,359

ILLINOIS 4.4%
Alton, Illinois Hospital Facilities Revenue and
  Refunding - St. Anthony's  Health Center Project,
  4.65%, Due 9/01/98                                  1,350,000      1,352,255
Illinois Health Facilities Authority Revenue
  Refunding - Westlake Community Hospital
  Project, 7.625%, Due 1/01/99                          790,000        810,864
Lake, Cook, Kane and McHenry Counties, Illinois
  Community United School District Number 220
  TAN, 4.35%, Due 12/15/98                            8,175,000      8,212,605
Winnebago and Boone Counties, Illinois Rockford
  School District Number 205 Educational Purpose
  Tax Anticipation Warrants, 5.10%, Due 10/30/98     34,120,000     34,275,928
                                                                  ------------
                                                                    44,651,652
INDIANA 0.3%
Jefferson County, Indiana Hospital Authority
  Hospital Revenue Refunding - King's Daughters'
  Hospital Project, 8.50%, Due 8/15/13
  (Pre-Refunding at $102 on 8/15/98)                  3,000,000      3,122,430

KENTUCKY 0.1%
Kentucky EDFA Hospital System Refunding and
  Improvement Revenue - Appalachian Regional
  Healthcare, Inc. Project, 4.25%, Due 10/01/98       1,455,000      1,457,983

MICHIGAN 0.1%
Pontiac, Michigan Hospital Financing Authority
  Hospital Revenue - NOMC Obligation Group
  Project, 5.40%, Due 8/01/98                           840,000        843,192

MISSOURI 2.9%
Branson, Missouri BAN - Water Treatment Plant
  Project, 5.30%, Due 5/30/98                        13,145,000     13,195,345
Cass County, Missouri Tax and Revenue
  Anticipation Warrants, 4.625%, Due 6/01/98          2,000,000      2,002,320
St. Charles County, Missouri Francis Howell School
  District TRAN, 4.97%, Due 6/30/98                  14,000,000     14,038,220
                                                                  ------------
                                                                    29,235,885
NEW JERSEY 3.4%
East Orange, New Jersey TAN:
  4.95%, Due 10/23/98                                10,000,000     10,026,800
  4.98%, Due 5/29/98                                  6,500,000      6,514,560
Irvington Township, New Jersey BAN, 5.125%,
  Due 6/09/98                                         8,369,000      8,400,551
Irvington Township, New Jersey TAN, 5.00%,
  Due 10/23/98                                        7,500,000      7,545,675
New Jersey Health Care Facilities Financing
  Authority Revenue - Kimball Medical Center
  Issue, 8.00%, Due 7/01/98                           1,620,000      1,642,729
                                                                  ------------
                                                                    34,130,315
OHIO 0.1%
Cleveland, Ohio City School District Energy
  Conservation Improvement GO:
  6.53%, Due 3/15/98                                    570,000        570,433
  6.53%, Due 9/15/98                                    590,000        598,803
                                                                  ------------
                                                                     1,169,236
OREGON 0.2%
Washington County, Oregon Housing Authority
  Tax Credit - Bethany Meadows Project, 5.00%,
  Due 9/30/98                                         2,260,000      2,271,436

PENNSYLVANIA 1.2%
Delaware County, Pennsylvania IDA Refunding
  Revenue - Resource Recovery Facility, 5.50%,
  Due 1/01/99                                         2,940,000      2,974,045
Lancaster County, Pennsylvania Solid Waste
  Management Authority Resource Recovery
  System Revenue, 8.50%, Due 12/15/10
  (Pre-Refunding at $102 on 6/15/98)                  7,460,000      7,703,867
Pennsylvania Housing Finance Agency SFMR:
  4.70%, Due 4/01/98                                    670,000        670,710
  4.70%, Due 10/01/98                                 1,000,000      1,006,900
                                                                  ------------
                                                                     2,355,522
RHODE ISLAND 0.4%
Johnston, Rhode Island BAN, 5.20%, Due 11/12/98       4,066,000      4,096,414

WISCONSIN 3.4%
Barron, Wisconsin Area School District BAN,
  4.32%, Due 6/30/98                                  9,800,000      9,807,644
Bonduel, Wisconsin School District TRAN, 4.25%,
  Due 8/24/98                                         2,000,000      2,004,560
Lac Courte Oreilles, Wisconsin Band of Lake
  Superior Chippewa Indians Public Purpose
  Infrastructure Revenue, 6.25%, Due 8/01/01
  (Pre-Refunding at $100 on 8/01/98)                  3,080,000      3,111,570
Manawa, Wisconsin School District TRAN, 4.33%,
  Due 9/09/98                                         2,200,000      2,204,224
Menominee Indian School District BAN, 4.32%,
  Due 6/30/98                                         7,300,000      7,305,767
Merrill, Wisconsin Area Common Public School
  District TRAN, 4.27%, Due 9/30/98                   2,300,000      2,304,393
Neillsville, Wisconsin School District TRAN,
  4.40%, Due 8/21/98                                  1,250,000      1,253,063
Pulaski, Wisconsin Community School District
  TRAN, 4.28%, Due 10/01/98                           2,000,000      2,005,340
Walworth, Wisconsin Joint School District Number
  1 BAN, 4.32%, Due 6/01/98                           4,200,000      4,206,216
                                                                  ------------
                                                                    34,202,777
                                                                  ------------
Total Municipal Bonds                                              197,450,177

VARIABLE RATE PUT BONDS 3.4%
INDIANA 1.0%
Indianapolis, Indiana MFHR - Kingsmill Venture
  LP Project, 5.245%, Due 7/01/29 (Putable at $100
  and Rate Reset Effective 3/03/98)                  10,000,000     10,000,000

MINNESOTA 0.7%
St. Paul, Minnesota Port Authority CDR
  Refunding - Battle Creek Hotel Project, 4.95%,
  Due 7/01/12 (Putable at $100 and Rate Reset
  Effective 4/01/98)                                  7,420,000      7,425,713

SOUTH DAKOTA 0.8%
Sioux Falls, South Dakota EDR Refunding - City
  Centre Hotel Corporation Project, 7.00%,
  Due 11/01/16 (Putable at $100 and Rate Reset
  Effective on 1/01/99)                               8,176,783      8,176,783

-------------------------------------------------------------------------------
===============================================================================
                  STRONG MUNICIPAL ADVANTAGE FUND (CONTINUED)
===============================================================================
                                                    Shares or
                                                    Principal       Value
                                                     Amount        (Note 2)
-------------------------------------------------------------------------------
TEXAS 0.5%
Bell County, Texas Health Facilities Development
  Corporation Revenue Refunding- Central Texas
  Pooled Health Care Loan Program, 4.75%,
  Due 10/01/23 (Putable at $100 and Rate Reset
  Effective 10/01/98)                               $ 5,260,000    $ 5,273,098

WISCONSIN 0.4%
Germantown, Wisconsin IDR - Moldmakers Leasing
  and Investments LLP Project, 5.00%, Due 12/01/12
  (Putable at $100 and Rate Reset Effective 12/01/98) 4,000,000      4,006,040
                                                                   -----------
Total Variable Rate Put Bonds                                       34,881,634

MUNICIPAL COMMERCIAL PAPER 0.4%
TEXAS
Port Development Corporation Texas Marine
  Terminal Refunding Revenue - Mitsui and
  Company (USA), Inc. Project, 4.50%, Due 3/04/98     4,400,000      4,400,000

ANNUAL PUT BONDS 0.5%
OHIO 0.1%
Sharonville, Ohio IDR - Ralston Purina
  Company Project (e)                                 1,000,000      1,005,970

PENNSYLVANIA 0.1%
Pennsylvania Housing Finance Agency SFMR (e)          1,080,000      1,090,379

TENNESSEE 0.3%
Knox County, Tennessee 7.50% IDB IDR - Spartan
  Food Systems, Inc. Project                          1,500,000      1,503,750
Maryville, Tennessee 7.50% IDB IDR - Spartan
  Food Systems, Inc. Project                          1,500,000      1,503,750
                                                                   -----------
                                                                     3,007,500
                                                                   ------------
Total Annual Put Bonds                                               5,103,849

QUARTERLY VARIABLE RATE PUT BONDS 2.1%
OKLAHOMA 1.0%
Oklahoma Industries Authority Hospital Revenue -
  Deaconess Health Care Corporation Project          10,000,000     10,000,000

WASHINGTON 1.1%
Washington Housing Finance Commission SFMR  Refunding:
  Series S-A                                          1,825,000      1,825,000
  Series S-B                                          4,275,000      4,275,000
  Series S-1A                                           820,000        820,000
  Series S-1B                                           365,000        365,000
  Series S-2B                                           545,000        545,000
  Series S-4A                                           305,000        305,000
  Series S-7A                                         2,930,000      2,930,000
                                                                   -----------
                                                                    11,065,000
                                                                   -----------
Total Quarterly Variable Rate Put Bonds                             21,065,000

WEEKLY VARIABLE RATE PUT BONDS 28.9%
ALABAMA 1.4%
Birmingham, Alabama IDB IDR - Home Baking
  Company, Inc. Project:
  Series A                                            3,565,000      3,565,000
  Series B                                            1,385,000      1,385,000
Huntsville, Alabama Educational Building
  Authority Revenue - Faulkner University Project 1,115,000 1,115,000 Montgomery, Alabama Educational Building
  Authority Facilities Revenue - Faulkner
  University Project                                  7,370,000      7,370,000
Montgomery, Alabama Educational Building
  Authority Facilities Revenue -
  Faulkner University Project                         1,075,000      1,075,000
                                                                   -----------
                                                                    14,510,000
CALIFORNIA 7.2%
California EDFA IDR - Advanced Aerodynamics
  and Structures, Inc. Project                        2,500,000      2,500,000
California Statewide Communities Development
  Authority IDR - Nichirin-Flex USA, Inc. Project     1,900,000      1,900,000
Glendora, California Foothill Nursing Home              940,000        940,000
Glenn, California IDA IDR - Land O' Lakes, Inc.
  Project                                             1,900,000      1,900,000
Los Angeles, California Community Redevelopment
  Agency Housing Revenue - Ithaka
  Partners III Project                                1,780,000      1,780,000
Los Angeles, California MFHR - Channel Gateway
  Apartments Project                                 54,100,000     54,100,000
Los Angeles County, California IDA IDR - Fruitland
  Associates Project                                  3,100,000      3,100,000
Pasadena, California Community Development
  Commission COP:
  Kings Plaza Project                                   555,000        555,000
  Lake/Washington Neighborhood Shopping
  Center Project                                      2,510,000      2,510,000
Riverside, California MFHR - Spruce Grove Project     3,680,000      3,680,000
                                                                   -----------
                                                                    72,965,000
COLORADO 0.9%
Arapahoe County, Colorado IDR - Denver
  JetCenter, Inc. Project                             1,600,000      1,600,000
Colorado HFA EDR - NTA Leasing Company
  Project                                             2,100,000      2,100,000
Fort Collins, Colorado MFHR - The Bull Run
  Townhomes Project                                   3,950,000      3,950,000
Grand Junction, Colorado IDR - Sundstrand
  Corporation Project                                 1,000,000      1,000,000
                                                                   -----------
                                                                     8,650,000
FLORIDA 0.9%
Broward County, Florida HFA MFHR:
  Parkview Partnership, Ltd. Project                  8,500,000      8,500,000
  Sawgrass Pines Apartments Project                   1,000,000      1,000,000
                                                                   -----------
                                                                     9,500,000
GEORGIA 0.7%
Athens-Clarke County, Georgia IDA Industrial
  Revenue - Nakanishi Manufacturing Corporation
  Project                                             2,000,000      2,000,000
Floyd County, Georgia Development Authority
  PCR Refunding - Inland-Rome Project                 4,735,000      4,735,000
                                                                   -----------
                                                                     6,735,000
ILLINOIS 3.5%
Illinois DFA IDA - Toyomenka (America), Inc.
  Project                                             2,200,000      2,200,000
Illinois DFA IDR - Sumitomo Machinery
  Corporation Project                                 2,000,000      2,000,000
Illinois DFA MFHR Refunding - Orleans-Illinois
  Project                                            29,020,000     29,020,000
Salem, Illinois IDR - Americana Building Products
  Project                                             2,565,000      2,565,000
                                                                   -----------
                                                                    35,785,000
INDIANA 0.9%
Madison, Indiana EDR - Arvin Sango, Inc. Project      9,600,000      9,600,000

SCHEDULES OF INVESTMENTS IN SECURITIES (CONTINUED)            FEBRUARY 28, 1998
-------------------------------------------------------------------------------
===============================================================================
                  STRONG MUNICIPAL ADVANTAGE FUND (CONTINUED)
===============================================================================
                                                    Shares or
                                                    Principal       Value
                                                     Amount        (Note 2)
-------------------------------------------------------------------------------
KANSAS 1.5%
Hays, Kansas Manufacturing Facilities
  Development Revenue - Yuasa Exide Battery
  Corporation Project                               $ 9,500,000 $    9,500,000
Kansas City, Kansas Private Activity Revenue
  Refunding - Inland Container Corporation Project    5,200,000      5,200,000
                                                                --------------
                                                                    14,700,000
MARYLAND 0.7%
Frederick, Maryland GO                                6,900,000      6,900,000

MASSACHUSETTS 2.4%
Revere, Massachusetts Housing Authority MFHR
  Refunding - Water's Edge Apartments Project        23,990,000     23,990,000

MINNESOTA 0.7%
Delano, Minnesota IDR - Solar Plastics, Inc. Project 2,015,000 2,015,000 Rochester, Minnesota IDR Refunding - Seneca
  Foods Corporation Project                           4,675,000      4,675,000
                                                                --------------
                                                                     6,690,000
MISSOURI 1.2%
Jefferson County, Missouri IDA Industrial Revenue
  Refunding - Festus Manor Nursing Home Project       1,575,000      1,575,000
Missouri Economic Development Export and
  Infrastructure Board IDR:
  Series A                                            2,560,000      2,560,000
  Series D                                            3,130,000      3,130,000
Washington, Missouri IDA IDR - Clemco
  Industries Project                                  5,000,000      5,000,000
                                                                --------------
                                                                    12,265,000
NEVADA 0.0%
Nevada Department of Commerce IDR -
  Master-Halco, Inc. Project                            300,000        300,000

NEW YORK 1.0%
Ontario County, New York Industrial Development
  Agency IDR Refunding - Seneca Foods
  Corporation Project                                 5,185,000      5,185,000
Wayne County, New York IDA IDR - Seneca Foods
  Corporation Project                                 5,060,000      5,060,000
                                                                --------------
                                                                    10,245,000
NORTH CAROLINA 0.2%
New Hanover County, North Carolina Industrial
  Facilities Revenue - Wilmington
  Machinery, Inc. Project                               940,000        940,000
Wake County, North Carolina Industrial Facilities
  and PCFA Revenue IDR - Aeroglide Corporation
  Project                                             1,500,000      1,500,000
                                                                --------------
                                                                     2,440,000
OHIO 0.6%
Ohio Housing Finance Agency Refunding - 10
  Wilmington Place Project                            5,945,000      5,945,000

PENNSYLVANIA 0.6%
Allentown, Pennsylvania Redevelopment Authority
  MFHR Refunding - Arcadia Associated Project         6,000,000      6,000,000

SOUTH CAROLINA 1.1%
Rock Hill, South Carolina Industrial Revenue -
  Willamette Industries, Inc. Project                 7,500,000      7,500,000
South Carolina Jobs EDA EDR - B.F. Shaw, Inc.
  Project                                             4,000,000      4,000,000
                                                                --------------
                                                                    11,500,000
TENNESSEE 0.9%
Anderson County, Tennessee IDB Revenue -
  Becromal of America, Inc. Project                   1,965,000      1,965,000
Dover, Tennessee IDB Revenue - Nashville Wire
  Products Manufacturing Company Project              3,000,000      3,000,000
Hamilton County, Tennessee IDB Revenue -
  Komatsu America Manufacturing
  Corporation Project                                 3,750,000      3,750,000
                                                                --------------
                                                                     8,715,000
TEXAS 1.1%
Angelina and Neches River Authority Refunding -
  Temple-Inland Forest                                7,350,000      7,350,000
San Antonio, Texas Airport Lease Revenue -
  Hedrick Beechcraft, Inc. Project                    4,100,000      4,100,000
                                                                --------------
                                                                    11,450,000
VIRGINIA 0.2%
Buena Vista, Virginia IDA IDR Refunding -
  Everbrite, Inc. Project                             1,975,000      1,975,000

WASHINGTON 0.4%
Pilchuck, Washington Development Public
  Corporation Industrial Revenue - Kohkoku
  USA, Inc. Project                                   4,000,000      4,000,000

WISCONSIN 0.8%
Janesville, Wisconsin IDR Refunding - Seneca
  Foods Corporation Project                           7,710,000      7,710,000
                                                                --------------
Total Weekly Variable Rate Put Bonds                               292,570,000

DAILY VARIABLE RATE PUT BONDS 1.7%
COLORADO 0.4%
Arapahoe County, Colorado MFHR Refunding -
  Stratford Station Project                           3,900,000      3,900,000

NEW YORK 0.8%
New York Tollway Authority General Revenue
  Receipts                                            7,800,000      7,800,000

VIRGINIA 0.5%
Richmond, Virginia IDA Revenue - Cogentrix of
  Richmond, Inc. Project                              5,000,000      5,000,000
                                                                --------------
Total Daily Variable Rate Put Bonds                                 16,700,000

MUNICIPAL MONEY MARKET 1.6%
MULTIPLE STATES
Strong Municipal Money Market Fund (g)               16,100,000     16,100,000
------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (COST $587,580,792)                   588,270,660
------------------------------------------------------------------------------

------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITES (COST $1,010,767,113) 100.6%      1,018,380,705
Other Assets and Liabilities, Net (0.6%)                            (6,340,467)
------------------------------------------------------------------------------
NET ASSETS 100.0%                                               $1,012,040,238
==============================================================================

-------------------------------------------------------------------------------
===============================================================================
                          STRONG HERITAGE MONEY FUND
===============================================================================

                                 Principal   Yield to  Maturity    Amortized
                                   Amount    Maturity  Date (d)   Cost (Note 2)
-------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT 4.8%
Deutsche Bank AG New York, 6.18% $23,000,000   6.20%    4/03/98    $22,999,615
Huntington National Bank, 6.25%   23,000,000   6.28     4/24/98     22,999,045
Societe Generale:
  6.08%                           14,000,000   6.11     3/27/98     13,999,725
  6.34%                           11,000,000   6.38     4/16/98     10,999,483
------------------------------------------------------------------------------
TOTAL CERTIFICATES OF DEPOSIT                                       70,997,868
------------------------------------------------------------------------------

COMMERCIAL PAPER 87.2%
Abbey National North America
  Corporation                     19,200,000   5.56     4/27/98     19,033,941
Alpine Securitization Corporation
  (Acquired 2/06/98;
  Cost $12,673,144) (b)           13,000,000   5.42     7/23/98     12,720,117
American Greetings Corporation     2,090,000   5.48     4/07/98      2,078,547
American Honda Finance Corporation 7,000,000   5.48     4/13/98      6,955,247
                                   9,200,000   5.55     6/10/98      9,058,167
Ameritech Capital Funding Corporation
  (Acquired 1/08/98;
  Cost $5,817,826) (b)             5,900,000   5.45     4/10/98      5,865,165
Anaheim, California Electric
  System                          10,000,000   5.89     3/02/98     10,000,000
Anthem Insurance Companies, Inc.
  (Acquired 2/03/98;
  Cost $2,238,142) (b)             2,250,000   5.58     3/09/98      2,247,559
Aon Corporation                    2,803,000   5.53     3/24/98      2,793,527
                                   2,000,000   5.53     4/02/98      1,990,476
                                   3,000,000   5.54     3/05/98      2,998,615
                                   8,525,000   5.55     4/13/98      8,469,801
                                   5,500,000   5.75     3/09/98      5,493,851
Aristar, Inc.                      3,430,000   5.53     3/06/98      3,427,892
                                   3,675,000   5.56     3/05/98      3,673,297
Ascot Capital Corporation
  (Acquired 1/07/98;
  Cost $19,720,428) (b)           20,000,000   5.53     4/08/98     19,886,328
Atlas Copco AB (Acquired 2/20/98;
  Cost $5,668,308) (b)             5,700,000   5.56     3/31/98      5,674,470
Avon Capital Corporation
  (Acquired 2/05/98;
  Cost $4,980,067) (b)             5,000,000   5.52     3/03/98      4,999,233
BTM Capital Corporation
  (Acquired 2/03/98;
  Cost $739,451) (b)                 750,000   5.82     5/01/98        742,725
Barton Capital Corporation:
  (Acquired 2/05/98;
  Cost $7,170,936) (b)             7,300,000   5.44     6/03/98      7,197,411
  (Acquired 2/27/98;
  Cost $14,796,259) (b)           14,900,000   5.57     4/13/98     14,803,175
Bell Atlantic Financial
  Services, Inc.                   9,400,000   5.49     3/04/98      9,397,133
Bell Atlantic Network              9,940,000   5.56     3/20/98      9,912,367
Brazos River Authority,
  Texas PCR                       23,700,000   5.85     3/09/98     23,700,000
British Gas Capital, Inc.          6,750,000   5.38     8/20/98      6,577,504
Budget Funding Corporation        15,000,000   5.50     3/17/98     14,965,625
Calcasieu Parish, Inc.
Louisiana IDB Environmental
  Revenue                         17,375,000   5.54     6/12/98     17,375,000
Calcot, Ltd.                       2,000,000   5.51     4/15/98      1,986,531
                                   3,000,000   5.57     4/22/98      2,976,327
                                   6,000,000   5.65     3/04/98      5,998,117
California PCFA Environmental
Improvement Revenue:
  (Acquired 12/15/97;
  Cost $6,000,000) (b)             6,000,000   5.83     3/11/98      6,000,000
  (Acquired 12/19/97;
  Cost $15,825,000) (b)           15,825,000   5.86     3/04/98     15,825,000
Centre Square Funding
  Corporation (Acquired 2/17/97;
  Cost $15,684,559) (b)           15,750,000   5.54     3/16/98     15,716,067
Certain Funding Corporation:
  (Acquired 2/11/98;
  Cost $5,928,578) (b)             6,010,000   5.48     5/11/98      5,945,960
  (Acquired 2/05/98;
  Cost $7,896,111) (b)             8,000,000   5.50     5/01/98      7,926,667
Cigna Corporation                 12,000,000   5.46     5/06/98     11,881,700
                                  10,000,000   5.47     5/05/98      9,902,756
Countrywide Funding Corporation   11,820,000   5.52     3/31/98     11,767,481
                                   8,000,000   5.53     3/27/98      7,969,278
Creative Capital Corporation
  (Acquired 2/03/98;
  Cost $740,755) (b)                 750,000   6.25     4/15/98        744,271
Credit Suisse First Boston, Inc.
  (Acquired 2/18/98;
  Cost $19,724,472) (b)           20,000,000   5.45     5/20/98     19,760,806
Duke Capital Corporation:
  (Acquired 2/06/98;
  Cost $6,242,250) (b)             6,300,000   5.50     4/07/98      6,265,350
  (Acquired 2/20/98;
  Cost $8,884,500) (b)             9,000,000   5.50     5/15/98      8,898,250
  (Acquired 2/24/98;
  Cost $1,975,861) (b)             2,000,000   5.50     5/14/98      1,977,694
  (Acquired 2/05/98;
  Cost $4,955,166) (b)             4,975,000   5.52     3/03/98      4,974,237
Edison Asset Securitization,
  LLC (Acquired 1/07/98;
  Cost $8,886,225) (b)             9,000,000   5.55     3/30/98      8,961,150
Enterprise Funding Corporation
  (Acquired 1/27/98;
  Cost $9,948,056) (b)            10,000,000   5.50     3/02/98     10,000,000
Eureka Securitization, Inc.
  (Acquired 1/12/98;
  Cost $7,738,597) (b)             7,800,000   5.45     3/05/98      7,796,458
Finova Capital Corporation        12,300,000   5.47     3/18/98     12,270,097
                                   1,175,000   5.52     3/05/98      1,174,459
                                   6,300,000   5.53     3/11/98      6,291,290
Ford Motor Credit Company          9,000,000   5.44     5/06/98      8,911,600
                                  13,000,000   5.45     5/08/98     12,868,140

SCHEDULES OF INVESTMENTS IN SECURITIES (CONTINUED)            FEBRUARY 28, 1998
-------------------------------------------------------------------------------
===============================================================================
                    STRONG HERITAGE MONEY FUND (CONTINUED)
===============================================================================

                                 Principal   Yield to  Maturity    Amortized
                                   Amount    Maturity  Date (d)   Cost (Note 2)
-------------------------------------------------------------------------------
Fountain Square Commercial
  Corporation:
  (Acquired 2/11/98;
  Cost $4,863,750) (b)           $ 5,000,000   5.45%    8/10/98    $ 4,878,132
  (Acquired 1/26/98;
  Cost $2,655,667) (b)             2,690,000   5.47     4/20/98      2,669,972
  (Acquired 1/26/98;
  Cost $2,344,326) (b)             2,375,000   5.47     4/21/98      2,356,957
  (Acquired 2/12/98;
  Cost $2,668,500) (b)             2,705,000   5.52     5/11/98      2,675,966
  (Acquired 12/02/97;
  Cost $4,946,475) (b)             5,019,000   5.78     3/02/98      5,019,000
Franklin Resources, Inc.:
  (Acquired 2/03/98;
  Cost $5,669,045) (b)             5,750,000   5.45     5/07/98      5,692,548
  (Acquired 1/26/98;
  Cost $3,952,680) (b)             4,000,000   5.46     4/14/98      3,973,913
  (Acquired 12/16/98;
  Cost $6,894,903) (b)             7,000,000   5.75     3/20/98      6,979,875
  (Acquired 12/19/98;
  Cost $2,885,541) (b)             2,930,000   5.75     3/24/98      2,919,704
Frigate Funding Corporation
  (Acquired 2/11/98;
  Cost $19,917,050) (b)           20,000,000   5.53     3/10/98      9,975,422
GTE Corporation                    9,500,000   5.55     3/16/98      9,479,496
                                   5,500,000   5.55     3/19/98      5,485,585
                                   5,000,000   5.56     3/18/98      4,987,644
General Motors Acceptance
  Corporation                      5,000,000   5.43     8/04/98      4,883,104
Goldman Sachs Group LP            20,000,000   5.51     6/11/98     19,690,828
Greenwich Funding Corporation
  (Acquired 2/12/98;
  Cost $14,935,717) (b)           15,000,000   5.51     3/12/98     14,977,042
Gulf Coast Waste Disposal
  Authority PCR                    3,700,000   5.55     5/12/98      3,700,000
Halifax PLC                        6,800,000   5.49     7/02/98      6,673,486
                                   7,100,000   5.60     5/12/98      7,021,584
Harley-Davidson Funding Corporation:
  (Acquired 2/02/98;
  Cost $4,930,739) (b)             5,000,000   5.48     5/04/98      4,952,050
  (Acquired 2/10/98;
  Cost $1,972,450) (b)             2,000,000   5.51     5/11/98      1,978,572
  (Acquired 1/29/98;
  Cost $4,855,430) (b)             4,900,000   5.55     3/30/98      4,878,848
Harris County, Texas IDC Solid
  Waste Disposal Revenue:
  (Acquired 2/09/98;
  Cost $8,500,000) (b)             8,500,000   5.57     5/12/98      8,500,000
  (Acquired 2/10/98;
  Cost $5,000,000) (b)             5,000,000   5.57     5/11/98      5,000,000
  (Acquired 1/29/98;
  Cost $5,100,000) (b)             5,100,000   5.59     4/01/98      5,100,000
  (Acquired 11/19/97;
  Cost $3,500,000) (b)             3,500,000   5.80     3/10/98      3,500,000
Heller Financial, Inc.             2,375,000   5.85     3/05/98      2,373,842
                                   5,000,000   5.88     3/17/98      4,987,760
ING America Insurance
  Holdings, Inc.                  13,000,000   5.43     7/06/98     12,752,935
International Securitization
  Corporation (Acquired 1/16/98;
  Cost $14,858,692) (b)           15,000,000   5.47     3/19/98     14,961,254
JES Developments, Inc.:
  (Acquired 2/09/98;
  Cost $4,113,160) (b)             4,150,000   5.51     4/08/98      4,126,498
  (Acquired 2/19/98 - 2/26/98;
  Cost $17,857,658) (b)           18,000,000   5.51     4/14/98     17,881,535
Jefferson Smurfit Finance
  Corporation                      5,700,000   5.47     5/12/98      5,638,508
                                   5,000,000   5.48     3/10/98      4,993,911
                                   7,500,000   5.48     3/24/98      7,474,883
Johnson Controls, Inc.:
                                      33,100   5.23   Upon Demand       33,100
  (Acquired 1/12/98;
  Cost $17,432,043) (b)           17,565,000   5.45     3/04/98     17,559,682
KZH-ING-1 Corporation:
  (Acquired 2/13/98;
  Cost $2,108,596) (b)             2,137,000   5.50     5/11/98      2,114,146
  (Acquired 2/24/98;
  Cost $3,353,167) (b)             3,397,000   5.53     5/19/98      3,356,298
  (Acquired 2/24/98;
  Cost $2,987,512) (b)             3,000,000   5.55     3/23/98      2,990,288
KZH Holding Corporation III:
  (Acquired 2/10/98;
  Cost $4,530,882) (b)             4,653,000   5.43     8/03/98      4,544,919
  (Acquired 1/05/98;
  Cost $12,956,392) (b)           13,130,000   5.60     3/31/98     13,070,769
KZH-Soleil Corporation
  (Acquired 1/15/98;
  Cost $6,016,125) (b)             6,100,000   5.50     4/15/98      6,058,994
KZH-Soleil-2 Corporation
  (Acquired 2/24/98;
  Cost $6,052,979) (b)             6,100,000   5.55     4/15/98      6,058,622
Lexington Parker Capital
  Corporation:
  (Acquired 2/03/98;
  Cost $12,750,516) (b)           13,000,000   5.44     6/10/98     12,803,556
  (Acquired 1/26/98;
  Cost $1,332,015) (b)             1,350,000   5.45     4/24/98      1,339,168
  (Acquired 2/10/98;
  Cost $3,345,059) (b)             3,360,000   5.52     3/11/98      3,355,363
  (Acquired 2/26/98;
  Cost $1,773,033) (b)             1,775,000   5.70     3/05/98      1,774,157
LOCAP, Inc. (Acquired 2/26/98;
  Cost $4,713,963) (b)             4,740,000   5.65     4/02/98      4,716,939
Market Street Funding
  Corporation:
  (Acquired 1/06/98;
  Cost $4,746,624) (b)             4,800,000   5.56     3/19/98      4,787,397
  (Acquired 1/14/98;
  Cost $14,872,133) (b)           15,000,000   5.48     3/12/98     14,977,167
Martin Marietta Materials, Inc.
  (Acquired 2/13/98;
  Cost $6,958,216) (b)             7,000,000   5.51     3/24/98      6,976,429
Merrill Lynch & Company, Inc.      3,675,000   5.37     8/14/98      3,584,549
                                   2,675,000   5.50     3/20/98      2,667,644
Minolta Corporation                6,716,000   5.60     3/12/98      6,705,553

-------------------------------------------------------------------------------
===============================================================================
                    STRONG HERITAGE MONEY FUND (CONTINUED)
===============================================================================

                               Principal    Yield to    Maturity   Amortized
                                Amount      Maturity    Date (d)  Cost (Note 2)
-------------------------------------------------------------------------------
Monsanto Company:
  (Acquired 2/02/98;
  Cost $6,855,884) (b)           $ 7,000,000   5.41%    6/19/98    $ 6,885,338
  (Acquired 2/25/98;
  Cost $5,107,931) (b)             5,225,000   5.45     7/23/98      5,111,886
Morgan Stanley, Dean Witter,
  Discover & Company              22,160,000   5.48     3/03/98     22,156,626
National Australia Funding, Inc.  11,960,000   5.66     6/01/98     11,788,886
National Fuel Gas Company          5,000,000   5.50     4/27/98      4,957,222
                                  10,000,000   5.51     4/06/98      9,946,431
Newell Company:
  (Acquired 2/13/98;
  Cost $9,952,639) (b)            10,000,000   5.50     3/16/98      9,978,611
  (Acquired 2/18/98;
  Cost $2,386,433) (b)             2,400,000   5.50     3/27/98      2,390,833
  (Acquired 2/03/98;
  Cost $4,728,110) (b)             4,750,000   5.53     3/05/98      4,747,811
Nordbanken North America, Inc.    13,750,000   5.37     8/25/98     13,389,017
                                   8,500,000   5.40     8/27/98      8,273,050
Oakland-Alameda County,
  California Coliseum Authority    5,000,000   5.57     4/03/98      5,000,000
                                  15,000,000   5.57     4/06/98     15,000,000
Oklahoma IFA                       4,720,000   5.60     5/01/98      4,720,000
Old Line Funding Corporation:
  (Acquired 1/09/98;
  Cost $11,838,667) (b)           12,000,000   5.50     4/07/98     11,934,000
  (Acquired 2/25/98;
  Cost $8,929,237) (b)             9,000,000   5.55     4/17/98      8,936,175
PHH Corporation                    7,100,000   5.71     3/27/98      7,071,847
Parker-Hannifin Corporation
  (Acquired 2/25/98;
  Cost $4,394,544) (b)             4,400,000   5.58     3/05/98      4,397,954
Peacock Funding Corporation:
  (Acquired 1/15/98;
  Cost $1,982,678) (b)             2,000,000   5.47     3/13/98      1,996,657
  (Acquired 2/04/98;
  Cost $3,940,975) (b)             3,995,000   5.47     5/04/98      3,956,758
  (Acquired 11/10/97;
  Cost $4,932,167) (b)             5,050,000   5.60     4/09/98      5,020,149
Reliastar Mortgage Corporation     2,000,000   5.48     3/06/98      1,998,782
                                  10,000,000   5.49     3/17/98      9,977,125
                                   5,100,000   5.49     3/18/98      5,087,556
                                   5,100,000   5.56     4/02/98      5,075,582
Repeat Offering Securitization
  Entity, Inc.:
  (Acquired 1/16/98;
  Cost $5,819,613) (b)             5,900,000   5.45     4/16/98      5,859,806
  (Acquired 2/10/98;
  Cost $11,859,347) (b)           12,000,000   5.48     4/28/98     11,895,880
  (Acquired 2/23/98;
  Cost $386,163) (b)                 387,000   5.56     3/10/98        386,522
SAFECO Credit Corporation          5,900,000   5.50     3/26/98      5,878,367
SAFECO Corporation:
  (Acquired 2/20/98;
  Cost $7,926,667) (b)             8,000,000   5.50     4/21/98      7,938,889
  (Acquired 2/24/98;
  Cost $6,035,696) (b)             6,100,000   5.50     5/04/98      6,041,288
Salomon Smith
Barney Holdings, Inc.             11,325,000   5.47     5/05/98     11,214,871
Sanwa Business
Credit Corporation                   750,000   6.05     4/06/98        745,589
Sigma Finance, Inc.
  (Acquired 1/08/98;
  Cost $10,695,254) (b)           11,000,000   5.45     7/10/98     10,783,514
Society of New York
Hospital Fund, Inc.                5,000,000   5.79     3/04/98      4,998,392
                                   3,175,000   5.50     4/27/98      3,147,836
Sony Capital Corporation
  (Acquired 2/17/98;
  Cost $19,953,583) (b)           20,000,000   5.57     3/04/98     19,993,811
Sotheby's, Inc.                    6,770,000   5.62     4/03/98      6,736,180
                                   2,500,000   5.55     3/20/98      2,493,063
Southern Electric Generating
  Company (Acquired 2/03/98 -
  2/24/98; Cost $7,129,639) (b)    7,150,000   5.61     3/02/98      7,150,000
Spintab-Swedmortgage AB            8,000,000   5.45     6/09/98      7,880,100
                                  14,000,000   5.60     4/06/98     13,923,778
Sunshine State Series              6,266,000   5.54     5/12/98      6,197,537
Svenska Handelsbanken, Inc.       20,650,000   5.43     4/21/98     20,494,265
System Capital Finance
Corporation                        7,000,000   5.50     3/06/98      6,995,722
                                   2,529,000   5.52     3/18/98      2,522,796
                                   2,430,000   5.53     3/24/98      2,421,788
TRW, Inc.:
  (Acquired 2/20/98 - 2/26/98;
  Cost $11,571,214) (b)           11,675,000   5.49     4/24/98     11,580,536
Torchmark Corporation              2,000,000   5.55     3/02/98      2,000,000
                                   5,000,000   5.55     3/09/98      4,994,604
                                   4,000,000   5.77     3/10/98      3,994,871
Transamerica Finance
Corporation                        2,870,000   5.48     3/06/98      2,868,252
                                  12,600,000   5.49     3/16/98     12,573,099
Tribune Company:
  (Acquired 2/06/98;
  Cost $2,979,488) (b)             3,000,000   5.47     3/26/98      2,989,060
  (Acquired 2/23/98;
  Cost $1,517,656) (b)             1,530,000   5.48     4/17/98      1,519,287
  (Acquired 2/04/98;
  Cost $9,440,493) (b)             9,500,000   5.50     3/17/98      9,478,229

SCHEDULES OF INVESTMENTS IN SECURITIES (CONTINUED)            FEBRUARY 28, 1998
-------------------------------------------------------------------------------
===============================================================================
                    STRONG HERITAGE MONEY FUND (CONTINUED)
===============================================================================

                               Principal    Yield to    Maturity   Amortized
                                Amount      Maturity    Date (d)  Cost (Note 2)
-------------------------------------------------------------------------------
Variable Funding Capital
Corporation:
  (Acquired 1/22/98;
Cost $6,487,060) (b)            $ 6,577,000    5.47%    4/22/98 $    6,526,034
  (Acquired 2/12/98;
  Cost $5,512,127) (b)            5,535,000    5.51     3/11/98      5,527,376
  (Acquired 12/09/98;
  Cost $8,966,242) (b)            9,092,000    5.79     3/05/98      9,087,613
West Baton Rouge Parish, Louisiana:
  (Acquired 12/12/97;
Cost $5,000,000) (b)              5,000,000    5.84     3/13/98      5,000,000
  (Acquired 12/18/97;
  Cost $10,000,000) (b)          10,000,000    5.85     3/12/98     10,000,000
Whiting, Indiana Industrial
Sewage and Solid Waste
  Disposal Revenue               10,000,000    5.84     3/13/98     10,000,000
Wisconsin Electric Power Company        100    5.21   Upon Demand          100
Wood Street Funding Corporation:
  (Acquired 2/12/98;
  Cost $8,921,625) (b)            9,000,000    5.50     4/10/98      8,946,375
  (Acquired 2/04/98 -
  2/27/98; Cost $7,889,097) (b)   7,950,000    5.56     4/09/98      7,903,323
Yorkshire Building Society       13,245,000    5.52     3/16/98     13,216,567
------------------------------------------------------------------------------
TOTAL COMMERCIAL PAPER                                           1,293,146,069
------------------------------------------------------------------------------

CORPORATE OBLIGATIONS 3.0%
American Honda Finance
Corporation Floating Rate
  Medium Term Notes (Acquired
  7/22/97; Cost $6,000,000) (b)   6,000,000    5.62     7/27/98      6,000,000
Bank Of America National
  Association Phoenix, Arizona
  Short Term Bank Notes,
  Tranche #7, 5.95%               4,000,000    6.00    10/22/98      3,998,775
Beta Finance, Inc. (Acquired
  10/21/97; Cost $20,000,000)(b) 20,000,000    6.00    10/27/98     20,000,000
General Motors Acceptance Corporation:
  Tranche #148, 6.125%           10,000,000    6.32     4/23/98      9,997,189
  Tranche #162, 6.15%             5,000,000    6.35     5/22/98      4,997,735
------------------------------------------------------------------------------
TOTAL CORPORATE OBLIGATIONS                                         44,993,699
------------------------------------------------------------------------------

TAXABLE VARIABLE RATE PUT BONDS 5.0%
Aurora, Kane & DuPage Counties,
  Illinois IDR                    3,000,000    5.75     3/05/98      3,000,000
Bel Air, LLC                      4,425,000    5.75     3/05/98      4,425,000
Botsford General Hospital Revenue 2,500,000    5.70     3/02/98      2,500,000
Galliano Marine Services, Inc.    5,460,000    5.75     3/05/98      5,460,000
KinderCare Learning Centers, Inc. 4,500,000    5.70     3/04/98      4,500,000
Maine Regional Waste System, Inc.
  Solid Waste Resource Recovery
  Revenue                         2,200,000    5.75     3/04/98      2,200,000
Med-Map, LLC                      4,900,000    5.69     3/04/98      4,900,000
Montgomery County, Pennsylvania
  IDA Revenue                       530,000    5.75     3/04/98        530,000
New Jersey EDA EDR - MSNBC/CNBC   9,700,000    5.60     3/02/98      9,700,000
New Jersey Sports & Exposition
  Authority Sports Complex
  Subordinated Refunding Revenue  2,000,000    5.70     3/02/98      2,000,000
NuFunding, Inc. Health Care
  Revenue                         4,965,000    5.70     3/04/98      4,965,000
Passaic County, New Jersey GO
  Refunding                      13,600,000    5.65     3/04/98     13,600,000
Thayer Properties, LLC            3,130,000    5.75     3/05/98      3,130,000
Tifton Mall, Inc.                 3,020,000    5.75     3/05/98      3,020,000
WLB, LLC                         10,000,000    5.75     3/05/98     10,000,000
------------------------------------------------------------------------------
TOTAL TAXABLE VARIABLE RATE PUT BONDS                               73,930,000
------------------------------------------------------------------------------

UNITED STATES GOVERNMENT AND AGENCY ISSUES 1.6%
Federal Home Loan Bank Bonds (f) 12,250,000    5.70     6/17/98     12,250,000
Federal Home Loan Bank Bonds     11,375,000    5.71     6/04/98     11,375,000
------------------------------------------------------------------------------
TOTAL UNITED STATES GOVERNMENT AND AGENCY ISSUES                    23,625,000
------------------------------------------------------------------------------

------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES, 101.6%                          1,506,692,636
Other Assets and Liabilities, Net (1.6%)                           (23,153,024)
------------------------------------------------------------------------------
NET ASSETS 100.00%                                               $1,483,539,61
==============================================================================

-------------------------------------------------------------------------------
===============================================================================
                      STRONG MUNICIPAL MONEY MARKET FUND
===============================================================================

                               Principal    Yield to    Maturity   Amortized
                                Amount      Maturity    Date (d)  Cost (Note 2)
-------------------------------------------------------------------------------
MUNICIPAL BONDS 20.4%
CALIFORNIA 0.2%
Montebello, California 4.05%
  TRAN                          $ 4,500,000    4.00%    6/30/98   $  4,500,697

ILLINOIS 6.2%
Lakemoor, Illinois MFMR Mortgage -
  Lakemoor Apartments Project:
  Series B (e)                   50,000,000    4.75     3/16/98     50,000,000
  Series C (e)                   10,000,000    4.70     3/16/98     10,000,000
Oakbrook Terrace, Illinois MFHR:
  Renaissance II Project (e)     15,000,000    4.95    11/03/98     15,000,000
  Renaissance III Project (e)    41,820,000    4.95    11/03/98     41,820,000
                                                                  ------------
                                                                   116,820,000
INDIANA 0.5%
Lawrence, Indiana EDR -
  Charleston Bay Project (e)     10,000,000    4.75     4/01/98     10,000,000

KANSAS 0.5%
Johnson County, Kansas Unified School
  District Number 232 4.10% GO   10,000,000    4.10     6/01/98     10,000,000

KENTUCKY 4.3%
Kentucky Association of Counties
  Advance Revenue/Cash Flow
  Borrowing 4.30% TRAN           79,886,040    4.16     6/30/98     79,923,700

LOUISIANA 0.6%
Louisiana Public Facilities
  Authority MFHR - Southfork Village
  Apartments Project (e)         10,500,000    4.92     3/23/98     10,518,471

NEW JERSEY 2.7%
Bayonne, New Jersey:
  5.00% BAN                       6,249,200    4.41     5/11/98      6,256,214
  5.00% BAN                       9,185,000    4.41     9/11/98      9,212,878
East Orange, New Jersey 4.90%
  BAN                            11,000,000    4.12     8/28/98     11,041,458
Jersey City, New Jersey:
  4.25% GO                        6,390,000    4.01     9/18/98      6,398,314
  4.50% GO                        8,100,000    4.21     7/02/98      8,107,770
North Bergen Township, Hudson
  County, New Jersey 4.25%
  Refunding                       9,250,000    4.20     4/24/98      9,250,603
                                                                  ------------
                                                                    50,267,237
NEW MEXICO 1.2%
Bernalillo County, New Mexico MFHR -
  Westwood Villas Project (e)    13,360,000    4.65     3/02/98     13,360,000
New Mexico MFMR - The Bluffs at Tierra
  Contenta Apartments Project (e) 8,780,000    4.30     9/01/98      8,780,000
                                                                  ------------
                                                                    22,140,000
NEW YORK 2.8%
Oneida County, New York 4.50%
  GO BAN                         11,752,000    4.09     5/01/98     11,759,835
Onondaga County, New York Industrial
  Development Agency Solid Waste
  Disposal Facilities Revenue -
  Solvay Paperboard II Project(e)40,000,000    4.10    11/01/98     40,000,000
                                                                  ------------
                                                                    51,759,835
WISCONSIN 0.2%
Menomonie, Wisconsin Area School
  District 4.25% TRAN             4,500,000    4.05     9/04/98      4,504,403

MULTIPLE STATES 1.2%
Puttable Floating Option Tax-Exempt
  Receipts, Series PPT-6 (e)     21,720,000    4.08     8/06/98     21,720,000
------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS                                              382,154,343
------------------------------------------------------------------------------

MUNICIPAL COMMERCIAL PAPER 0.3%
NORTH CAROLINA
Wake County, North Carolina Industrial
  Facilities and PCFA Revenue -
  California Power and Light Company
  Project                         6,100,000    4.20     3/31/98      6,100,000
------------------------------------------------------------------------------
TOTAL MUNICIPAL COMMERCIAL PAPER                                     6,100,000
------------------------------------------------------------------------------

SCHEDULES OF INVESTMENTS IN SECURITIES (CONTINUED)            FEBRUARY 28, 1998
-------------------------------------------------------------------------------
===============================================================================
                STRONG MUNICIPAL MONEY MARKET FUND (CONTINUED)
===============================================================================

                               Principal    Yield to    Maturity   Amortized
                                Amount      Maturity    Date (d)  Cost (Note 2)
-------------------------------------------------------------------------------
ANNUAL VARIABLE RATE PUT BONDS 7.0%
CALIFORNIA 1.4%
California Higher Education Loan
  Authority, Inc. Student Loan
  Revenue                       $14,450,000    4.15%    7/01/98   $ 14,440,446
Orange County, California Apartment
  Development Revenue:
  Villa La Paz Project            3,500,000    4.35     8/15/98      3,500,000
  Villas Aliento Project          8,590,000    4.35     8/15/98      8,590,000
                                                                  ------------
                                                                    26,530,446
COLORADO 0.3%
Dove Valley, Colorado Metropolitan
  District GO Refunding           4,800,000    4.25    11/01/98      4,800,000

DISTRICT OF COLUMBIA 0.5%
District of Columbia Housing
  Finance Agency SFMR            10,000,000    4.15     7/01/98     10,000,000

FLORIDA 2.3%
Florida Housing Finance Agency MFHR:
  Buena Vista Project            21,170,000    4.01    11/01/98     21,170,000
  Iona Lakes Project             17,155,000    4.10     4/01/98     17,155,000
  Wood Forest II Project          4,300,000    4.10    12/01/98      4,300,000
                                                                  ------------
                                                                    42,625,000
LOUISIANA 1.4%
Louisiana Municipal Securities Trust
  Class A Certificates:
  Series 1997-9                   8,995,000    4.15     5/20/98      8,995,000
  Series 1997-10A                11,505,000    4.10     6/02/98     11,505,000
  Series 1997-10B                 5,730,000    4.10     6/02/98      5,730,000
                                                                  ------------
                                                                    26,230,000
TENNESSEE 0.4%
Brownsville, Tennessee IDB IDR -
  Dynametal Technologies, Inc.
  Project                         7,000,000    4.20     6/01/98      7,000,000

TEXAS 0.5%
Greater Texas Student Loan
  Corporation Revenue Refunding   4,250,000    4.05     6/01/98      4,250,000
Tarrant County, Texas HFC MFHR -
  Lincoln Meadows Project         4,375,000    4.10    12/01/98      4,375,000
                                                                  ------------
                                                                     8,625,000
MULTIPLE STATES 0.2%
Eastern States Tax-Exempt Mortgage
  Bond Trust                      4,715,000    5.19     3/01/99      4,715,000
------------------------------------------------------------------------------
TOTAL ANNUAL VARIABLE RATE PUT BONDS                               130,525,446
------------------------------------------------------------------------------

SEMI-ANNUAL VARIABLE RATE PUT BONDS 0.3%
NEVADA 0.2%
Nevada Housing Division Single Family
  Program - Federally Insured or
  Guaranteed Mortgage Loans       3,145,000    4.15     4/02/98      3,145,000

OKLAHOMA 0.1%
Creek County, Oklahoma Industrial
  Authority IDR Refunding - Indiana
  Glass Company Project           2,005,000    4.35     6/01/98      2,005,000
------------------------------------------------------------------------------
TOTAL SEMI-ANNUAL VARIABLE RATE PUT BONDS                            5,150,000
------------------------------------------------------------------------------

QUARTERLY VARIABLE RATE PUT BONDS 2.8%
LOUISIANA 0.6%
Louisiana Housing Finance Agency GNMA
  Collateralized SFMR MERLOT     11,360,000    4.20     5/01/98     11,360,000

MINNESOTA 1.8%
Dakota County, Washington County, and
  Anoka, Minnesota Housing and Redevelopment
  Authorities SFMR - GNMA Mortgage-Backed
  Securities Program MERLOT      15,680,000    4.05     6/01/98     15,680,000
Eagan, Minnesota Revenue - Allina Health
  System and Allina Medical
  Group Project                   4,750,000    4.18     4/01/98      4,750,000
Forest Lake, Minnesota Revenue -
  Allina Health System and Allina
  Medical Group Project           3,300,000    4.18     4/01/98      3,300,000
Minneapolis, Minnesota Revenue -
  Minneapolis Institute of the
  Arts Project                    6,100,000    4.18     4/01/98      6,100,000
Woodbury, Minnesota Revenue - Allina
  Health System and Allina Medical
  Group Project                   3,900,000    4.18     4/01/98      3,900,000
                                                                  ------------
                                                                    33,730,000
OKLAHOMA 0.3%
Oklahoma County, Oklahoma Industrial
  Authority Revenue Refunding - Baptist
  General Convention of the State of
  Oklahoma Retirement Center
  Project                         5,135,000    4.20     6/01/98      5,135,000

-------------------------------------------------------------------------------
===============================================================================
                STRONG MUNICIPAL MONEY MARKET FUND (CONTINUED)
===============================================================================

                               Principal    Yield to    Maturity   Amortized
                                Amount      Maturity    Date (d)  Cost (Note 2)
-------------------------------------------------------------------------------
WISCONSIN 0.1%
Wisconsin HDA EDA Home Ownership
  Revenue - MERLOT              $ 2,220,000    4.05%    6/01/98    $ 2,220,000
------------------------------------------------------------------------------
TOTAL QUARTERLY VARIABLE RATE PUT BONDS                             52,445,000
------------------------------------------------------------------------------

MONTHLY VARIABLE RATE PUT BONDS 1.3%
COLORADO 0.1%
Jefferson County, Colorado IDR -
  Anthony A. Petrarca/Cedarwood
  Construction Company, Inc.
  Project                         2,420,000    4.45     4/01/98      2,420,000

ILLINOIS 0.1%
Green Leaf Ventures, Inc. Tax
  Exempt Bond Grantor Trust       2,000,000    4.70     4/01/98      2,000,000

MARYLAND 0.4%
Prince George's County, Maryland
  EDR Refunding - Capital View II
  LP Facility                     6,380,000    4.40     4/01/98      6,380,000

MICHIGAN 0.1%
Michigan Job Development Authority
  IDR - Anthony A. Petrarca/Cedarwood
  Construction Company, Inc.
  Project                         1,740,000    4.45     4/01/98      1,740,000

OHIO 0.2%
Blue Bell Tax-Exempt Bond Grantor
  Trust                           1,794,959    4.40     4/01/98      1,794,959
Summit County, Ohio Insured IDR -
  Anthony A. Petrarca/Cedarwood
  Construction Company, Inc.
  Project                         2,625,000    4.45     4/01/98      2,625,000
                                                                   -----------
                                                                     4,419,959
MULTIPLE STATES 0.4%
Carolina Freight Tax Exempt Bond
  Grantor Trust                     653,328    4.55     4/01/98        653,328
GAF Corporation Tax Exempt Bond
  Grantor Trust                   4,300,000    4.30     4/01/98      4,300,000
Johnson Controls, Inc. Tax Exempt
  Bond Grantor Trust              2,345,000    4.45     4/01/98      2,345,000
                                                                     7,298,328
------------------------------------------------------------------------------
TOTAL MONTHLY VARIABLE RATE PUT BONDS                               24,258,287
------------------------------------------------------------------------------

WEEKLY VARIABLE RATE PUT BONDS 61.7%
ALABAMA 2.8%
Alabama IDA IDR:
  Research Genetics, Inc. Project 3,120,000    3.75     3/09/98      3,120,000
  Scientific Utilization, Inc.
  Project                         3,500,000    3.70     3/09/98      3,500,000
  Whitesell Project               5,000,000    3.75     3/09/98      5,000,000
Birmingham, Alabama Baptist Medical
  Center - Special Care Facilities
  Financing Authority Revenue:
  Baptists Health System, Inc.
  Project                         4,430,000    3.90     3/09/98      4,430,000
  Methodist Home for the Aging
  Project                        11,670,000    3.80     3/09/98     11,670,000
Birmingham, Alabama Medical Clinic
  Board - Baptist Medical Centers
  Medical Clinic Revenue - Western
  Medical Systems, Inc. Project   6,110,000    3.90     3/09/98      6,110,000
Bridgeport, Alabama IDB IDR -
  Beaulieu Nylon, Inc. Project   10,000,000    3.90     3/09/98     10,000,000
Grove Hill, Alabama IDB IDR -
  Hamilton Woods Veneer Project   2,900,000    3.70     3/09/98      2,900,000
Madison County, Alabama MFHR Refunding:
  Autumn Wood Project             2,920,000    3.75     3/09/98      2,920,000
  Pinehurst Project               1,225,000    3.75     3/09/98      1,225,000
Montgomery, Alabama IDB IDR - Asphalt
  Contractors, Inc. Project       1,300,000    3.75     3/09/98      1,300,000
                                                                   -----------
                                                                    52,175,000
ARIZONA 0.7%
Chandler, Arizona IDA MFHR - Greentree
  Place Apartments Project        6,524,000    5.77     3/09/98      6,524,000
Phoenix, Arizona IDA Airport Facility
  Revenue - America West Airlines,
  Inc. Project                    5,000,000    4.00     3/09/98      5,000,000
Tempe, Arizona IDA IDR - Schreiber
  Foods, Inc. Project             1,900,000    3.85     3/09/98      1,900,000
                                                                   -----------
                                                                    13,424,000
ARKANSAS 0.7%
Conway County, Arkansas IDR - Cadron
  Creek Fibre Corporation Project 8,300,000    3.75     3/09/98      8,300,000
Searcy, Arkansas IDR - Yarnell Ice
  Cream Company, Inc. Project     2,600,000    4.00     3/09/98      2,600,000
Trumann, Arkansas IDR - Roach
  Manufacturing Corporation
  Project                         2,000,000    4.00     3/09/98      2,000,000
                                                                   -----------
                                                                    12,900,000

SCHEDULES OF INVESTMENTS IN SECURITIES (CONTINUED)            FEBRUARY 28, 1998
-------------------------------------------------------------------------------
===============================================================================
                STRONG MUNICIPAL MONEY MARKET FUND (CONTINUED)
===============================================================================

                               Principal    Yield to    Maturity   Amortized
                                Amount      Maturity    Date (d)  Cost (Note 2)
-------------------------------------------------------------------------------
CALIFORNIA 6.1%
California PCFA PCR Resource Recovery
  - Wadham Energy Project:
  Series B                      $ 8,195,000    3.85%    3/09/98   $  8,195,000
  Series C                        5,200,000    3.85     3/09/98      5,200,000
Contra Costa County, California
  MFHR - The Park Regency Project 7,400,000    4.10     3/09/98      7,400,000
Los Angeles County, California IDA
  IDR - Goldberg & Solovy Foods,
  Inc. Project                    2,900,000    5.10     3/09/98      2,900,000
Macon Trust Pooled Certificates  45,040,000    3.71     3/09/98     45,040,000
Ontario, California IDA IDR -
  P & S Development Project       2,500,000    4.00     3/09/98      2,500,000
Orange County, California Apartment
  Development Revenue - WLCO LF
  Partners Project:
  Series 1                        5,000,000    4.30     3/09/98      5,000,000
  Series 3                        9,700,000    4.30     3/09/98      9,700,000
Paramount, California Housing Authority
  MFHR Refunding - Century Place
  Apartments Project              8,500,000    3.99     3/09/98      8,500,000
San Bernardino County, California COP -
  1992 Justice Center/Airport Improvements
  Refunding Project               1,960,000    4.10     3/09/98      1,960,000
San Marcos, California Redevelopment
  Agency MFHR - San Marcos Retirement
  Village Project                 6,800,000    4.41     3/09/98      6,800,000
Yolo County, California MFHR -
  Primero Grove Student Apartments
  Project                        11,715,000    4.00     3/09/98     11,715,000
                                                                  ------------
                                                                   114,910,000
COLORADO 0.8%
Adams County, Colorado IDR - Yellow
  Freight Systems, Inc.           2,500,000    3.80     3/09/98      2,500,000
Aurora, Colorado IDR - Optima
  Batteries, Inc. Project         3,430,000    3.70     3/09/98      3,430,000
Colorado Health Facilities Authority
  Refunding Revenue - Valley View
  Hospital Association Project    2,580,000    4.25     3/09/98      2,580,000
Jefferson County, Colorado IDR -
  Accutronics, Inc. Project       2,575,000    3.95     3/09/98      2,575,000
Westminster, Colorado IDR - Lifecare
  International Project           4,600,000    3.80     3/09/98      4,600,000
                                                                  ------------
                                                                    15,685,000
DELAWARE 0.2%
Delaware EDA Industrial Revenue Orient
  Chemical Corporation Project    3,020,000    4.10     3/09/98      3,020,000

DISTRICT OF COLUMBIA 1.2%
District of Columbia HFA MFHR -
  Pooled Letter of Credit
  Projects                        3,390,000    3.90     3/09/98      3,390,000
District of Columbia Housing Finance
  Agency SFMR                     8,300,000    3.71     3/09/98      8,300,000
District of Columbia Revenue - George
  Washington University Project  11,100,000    4.20     3/09/98     11,100,000
                                                                  ------------
                                                                    22,790,000
FLORIDA 1.7%
Bay County, Florida Revenue -
  Methodist Homes Project         3,885,000    3.80     3/09/98      3,885,000
Brevard County, Florida IDR - U. S.
  Space Camp Foundation Project   3,540,000    3.90     3/09/98      3,540,000
Broward County, Florida HFA MFHR -
  Sawgrass Pines Apartments
  Project                        11,000,000    4.35     3/09/98     11,000,000
Dade County, Florida IDA IDR -
  Engelhard/ICC Project           8,500,000    3.95     3/09/98      8,500,000
Ithaka Partners II Trust
  Certificates                    4,481,495    3.85     3/09/98      4,481,495
                                                                  ------------
                                                                    31,406,495
GEORGIA 1.0%
Fulton County, Georgia Development
  Authority IDR - STO Corporation
  Project                         3,400,000    3.90     3/09/98      3,400,000
Lee County, Georgia Development
  Authority Revenue - Woodgrain
  Millwork, Inc. Project          6,000,000    4.10     3/09/98      6,000,000
Newton County, Georgia IDA IDR -
  Komatsu Forklift USA, Inc.
  Project                         7,500,000    4.10     3/09/98      7,500,000
Savannah, Georgia EDA IDR - Savannah
  Steel & Metal Company Project   1,520,000    3.75     3/09/98      1,520,000
                                                                  ------------
                                                                    18,420,000
ILLINOIS 3.5%
Arlington Heights, Illinois MFHR
  Refunding - Dunton Tower Apartments
  Project                         7,050,000    4.35     3/09/98      7,050,000
Carol Stream, Illinois IDR - MI
  Enterprises Project             2,650,000    3.70     3/09/98      2,650,000
Cicero, Cook County, Illinois IDR -
  Harris Steel Company Project    3,370,000    3.75     3/09/98      3,370,000
Crawford County, Illinois Manufacturing
  Facilities Revenue - Fair Rite
  Products Corporation Project    4,500,000    3.60     3/09/98      4,500,000
Hazel Crest, Illinois Retirement Center
  Revenue - Waterford Estates
  Project                         3,710,000    4.10     3/09/98      3,710,000
Illinois DFA EDR - Korex
  Corporation Project             4,000,000    3.96     3/09/98      4,000,000
Illinois DFA IDR:
  Associated Plastic Fabricators,
  Inc. Project                    1,800,000    3.90     3/09/98      1,800,000
  Homak Manufacturing Company,
  Inc. Project                    6,670,000    3.70     3/09/98      6,670,000
  Icon Metalcraft, Inc. Project   2,830,000    3.70     3/09/98      2,830,000
  U.G.N., Inc. Project            3,000,000    4.30     3/09/98      3,000,000
Southwestern Illinois Development
  Authority Revenue - AEL Industries,
  Inc. Project                    5,590,000    3.80     3/09/98      5,590,000
Woodridge, DuPage and Will Counties,
  Illinois MFHR Refunding - Hinsdale Lake
  Terrace Apartments Project     20,760,000    4.10     3/09/98     20,760,000
                                                                  ------------
                                                                    65,930,000
INDIANA 0.3%
Ashley, Indiana EDR - Trin, Inc.
  Project                         4,000,000    3.90     3/09/98      4,000,000
Greencastle, Indiana EDR - H. A.
  Parts Products of Indiana Company
  Project                         2,000,000    4.40     3/09/98      2,000,000
                                                                  ------------
                                                                     6,000,000

-------------------------------------------------------------------------------
===============================================================================
                STRONG MUNICIPAL MONEY MARKET FUND (CONTINUED)
===============================================================================

                               Principal    Yield to    Maturity   Amortized
                                Amount      Maturity    Date (d)  Cost (Note 2)
-------------------------------------------------------------------------------
IOWA 1.0%
Cedar Rapids, Iowa IDR Refunding
  First Program - Columbus McKinnon
  Corporation Project         $ 1,035,000      4.05%    3/09/98    $ 1,035,000
Indianola, Iowa Health Care Facility
  Revenue Refunding - The Village
  Project                       5,880,000      3.70     3/09/98      5,880,000
Iowa Falls, Iowa IDR Refunding -
  GENPAK Corporation Project    3,800,000      4.41     3/09/98      3,800,000
West Des Moines, Iowa Revenue -
  Woodgrain Millwork, Inc.
  Project                       6,700,000      4.10     3/09/98      6,700,000
                                                                   -----------
                                                                    17,415,000
KANSAS 1.0%
Kansas City, Kansas Private Activity
  Revenue - Ex-L-Tube of Kansas,
  Inc. Project                  5,166,000      3.80     3/09/98      5,166,000
Kansas DFA MFHR:
  First Kansas State Partnership,
  LP Project                    3,000,000      3.70     3/09/98      3,000,000
  Trails of Garden City and
  Cottonwood of Liberal
  Projects                      4,740,000      3.75     3/09/98      4,740,000
Osage City, Kansas Industrial
  Revenue - Marley Continental
  Homes of Kansas Project       4,800,000      3.72     3/09/98      4,800,000
                                                                   -----------
                                                                    17,706,000
KENTUCKY 4.6%
Bowling Green, Kentucky IBR - Bando
  Manufacturing of America, Inc.
  Project                       3,645,000      4.30     3/09/98      3,645,000
Daviess County, Kentucky MFHR
  Refunding - Park Regency
  Apartments Project            4,155,000      3.70     3/09/98      4,155,000
Jeffersontown, Kentucky IDR -
  Columbia Sussex Corporation
  Facility                      5,995,000      5.00     3/09/98      5,995,000
Kentucky DFA IDR - Hesco
  Project                       5,800,000      3.80     3/09/98      5,800,000
Kentucky Rural EDA IBR - JS
  Technologies Corporation
  Project                       2,454,000      4.30     3/09/98      2,454,000
Ohio County, Kentucky PCR - Big
  Rivers Electric Corporation
  Project                      48,500,000      4.05     3/09/98     48,500,000
Shelbyville, Kentucky IBR - Ichikoh
  Manufacturing, Inc. Project   2,860,000      4.30     3/09/98      2,860,000
Somerset, Kentucky IBR - Tibbals
  Flooring Company Project     10,000,000      3.85     3/09/98     10,000,000
Walton, Kentucky IDR - Dynamec,
  Inc., a/k/a NAMCO, Inc.
  Project                       3,500,000      4.30     3/09/98      3,500,000
                                                                   -----------
                                                                    86,909,000
LOUISIANA 1.1%
New Orleans, Louisiana Aviation
  Board Revenue - Passenger
  Facility Charge Project      17,560,000      4.25     3/09/98     17,560,000
Ouachita Parish, Louisiana IDB
  IDR - Epco Carbon Dioxide
  Products Project              2,800,000      3.75     3/09/98      2,800,000
                                                                   -----------
                                                                    20,360,000
MARYLAND 1.0%
Baltimore, Maryland Mayor and City
  Council IDA Revenue - City of
  Baltimore Capital Acquisition
  Program                      10,000,000      4.20     3/09/98     10,000,000
Charles County, Maryland
  Revenue - Chopp and Company,
  Inc. Facility                 3,500,000      4.05     3/09/98      3,500,000
Washington County, Maryland
  EDR - Tandy Project           5,100,000      4.60     3/09/98      5,100,000
                                                                   -----------
                                                                    18,600,000
MASSACHUSETTS 0.7%
Massachusetts Industrial Finance
  Agency IDR:
  Portland Causeway Realty
  Trust                         2,600,000      4.41     3/09/98      2,600,000
  U. S. Tsubaki, Inc. Project   4,700,000      4.35     3/09/98      4,700,000
Salem, Massachusetts IDFA IDR -
  Applied Extrusion Technologies,
  Inc. Project                  6,500,000      4.41     3/09/98      6,500,000
                                                                   -----------
                                                                    13,800,000
MICHIGAN 1.3%
ABN-AMRO Chicago Corporation
  LeaseTOPS Master Trust I      7,540,494      3.55     3/09/98      7,540,494
Lansing, Michigan Limited
  Obligation EDC IDR - Ashland
  Oil, Inc. Project             1,400,000      5.44     3/09/98      1,400,000
Michigan Strategic Fund Limited
  Obligation Revenue - Coil
  Center Corporation Project    8,850,000      4.35     3/09/98      8,850,000
Saline, Michigan EDC Limited
  Obligation Revenue - Associated
  Spring Project                7,000,000      4.25     3/09/98      7,000,000
                                                                   -----------
                                                                    24,790,494
MINNESOTA 0.6%
Farmington, Minnesota IDR -
  WFW Ventures, LLC Project     2,000,000      3.54     3/09/98      2,000,000
New Brighton, Minnesota IDR -
  Donatelle Holdings Project    3,500,000      3.80     3/09/98      3,500,000
Princeton, Minnesota IDR -
  Plastic Products Company,
  Inc. Project                  1,400,000      3.80     3/09/98      1,400,000
St. Louis Park, Minnesota IDR -
  Unicare Home, Inc. Project    4,800,000      3.80     3/09/98      4,800,000
                                                                   -----------
                                                                    11,700,000
MISSISSIPPI 0.6%
Mississippi Business Finance
  Corporation IDR - Barclay
  Furniture Company Project     1,500,000      3.75     3/09/98      1,500,000
Prentiss County, Mississippi IDR -
  Heidelberg Eastern Project:
  Series A                      2,500,000      4.20     3/09/98      2,500,000
  Series B                      6,650,000      4.30     3/09/98      6,650,000
                                                                   -----------
                                                                    10,650,000
MISSOURI 3.1%
Missouri Development Finance Board
  Infrastructure Facilities Revenue -
  Kansas City, Missouri - Midtown
  Redevelopment Project        17,900,000      3.85     3/09/98     17,900,000
St. Charles County, Missouri IDA
  IDR Refunding - Country Club
  Apartments Project           25,000,000      3.76     3/09/98     25,000,000

SCHEDULES OF INVESTMENTS IN SECURITIES (CONTINUED)            FEBRUARY 28, 1998
-------------------------------------------------------------------------------
===============================================================================
                STRONG MUNICIPAL MONEY MARKET FUND (CONTINUED)
===============================================================================

                               Principal    Yield to    Maturity   Amortized
                                Amount      Maturity    Date (d)  Cost (Note 2)
-------------------------------------------------------------------------------
St. Louis County, Missouri IDA MFHR:
  Black Forest Apartments
  Project                     $ 4,000,000      3.70%    3/09/98    $ 4,000,000
  Whispering Lakes Apartments
  Project                       8,000,000      3.75     3/09/98      8,000,000
West Plains, Missouri IDA IDR -
  West Plains Manor Project     2,200,000      4.20     3/09/98      2,200,000
                                                                   -----------
                                                                    57,100,000
NEBRASKA 0.8%
Douglas County, Nebraska IDR -
  QO Chemicals, Inc. Project    3,500,000      4.10     3/09/98      3,500,000
Nebraska IFA SFHR MERLOT       11,545,000      3.60     3/09/98     11,545,000
                                                                   -----------
                                                                    15,045,000
NEVADA 0.5%
Nevada Department of Commerce IDR -
  Master-Halco, Inc. Project    4,300,000      4.65     3/09/98      4,300,000
Nevada Housing Division Multi-Unit
  Housing Revenue - Oakmont at
  Reno Project                  4,450,000      3.65     3/09/98      4,450,000
                                                                   -----------
                                                                     8,750,000
NEW HAMPSHIRE 0.8%
New Hampshire HFA SFMR          9,900,000      3.60     3/09/98      9,900,000
New Hampshire IDA Industrial
  Facility Revenue - Ferrofluidics
  Corporation - Nashua Series
  Project                       5,000,000      3.85     3/09/98      5,000,000
                                                                   -----------
                                                                    14,900,000
NEW JERSEY 0.1%
New Jersey EDA EDR - Hickory
  Industries, Inc. Project      1,700,000      4.10     3/09/98      1,700,000

NEW YORK 0.1%
Chautauqua County, New York IDA
  IDR - Greater Buffalo Press,
  Inc. Project                  2,700,000      4.47     3/09/98      2,700,000

NORTH CAROLINA 2.2%
Alleghany County, North Carolina
  Industrial Facilities and PCFA
  IDR - Spring-Ford Knitting
  Company, Inc. Project         2,250,000      3.49     3/09/98      2,250,000
Craven County, North Carolina
  Industrial Facilities and PCFA
  IDR - Wheatstone Corporation
  Project                       3,800,000      3.75     3/09/98      3,800,000
Gaston County, North Carolina
  Industrial Facilities and PCFA
  IDR - Spring-Ford Knitting
  Company, Inc. Project         3,995,000      3.49     3/09/98      3,995,000
Guilford County, North Carolina
  Industrial Facilities and PCFA
  IDR - Bonset America Corporation
  Project                       4,000,000      4.10     3/09/98      4,000,000
Hoke County, North Carolina
  Industrial Facilities and PCFA
  IDR - Triangle Building Supply,
  Inc. Project                  2,500,000      3.75     3/09/98      2,500,000
Mecklenburg County, North Carolina
  Industrial Facilities and PCFA
  Industrial Revenue - Murata
  Wiedemann, Inc. Project       5,300,000      4.10     3/09/98      5,300,000
North Carolina Agricultural Finance
  Authority Agricultural Development -
  J.E. Jones Lumber Company
  Project                       2,000,000      3.75     3/09/98      2,000,000
North Carolina Ports Authority Exempt
  Facility Revenue - Jordan Lumber &
  Supply, Inc. Project          4,815,000      3.75     3/09/98      4,815,000
Robeson County, North Carolina
  Industrial Facilities and PCFA
  IDR - Core Industries, Inc.
  Project                       5,000,000      3.75     3/09/98      5,000,000
Rutherford County, North Carolina
  Industrial Facilities and PCFA
  IDR - Spring-Ford Industries,
  Inc. Project                  6,650,000      3.49     3/09/98      6,650,000
                                                                   -----------
                                                                    40,310,000
OHIO 0.5%
Cuyahoga County, Ohio IDR:
  Edge Seal Technologies, Inc. and
  One Industry Drive, Inc.
  Project                       2,720,000      4.00     3/09/98      2,720,000
  Motch Corporation Project     4,000,000      3.60     3/09/98      4,000,000
Gallia County, Ohio IDR - Harsco
  Corporation Project           3,500,000      3.95     3/09/98      3,500,000
                                                                   -----------
                                                                    10,220,000
OREGON 0.8%
Metropolitan Service District,
  Oregon Waste Disposal Project
  Revenue - Riedel Oregon Compost
  Company, Inc. Project         3,900,000      3.75     3/09/98      3,900,000
Oregon EDR:
  Behlen Manufacturing Company
  Project                       5,500,000      3.55     3/09/98      5,500,000
  JAE Oregon, Inc. Project      5,500,000      3.72     3/09/98      5,500,000
                                                                   -----------
                                                                    14,900,000
PENNSYLVANIA 2.1%
Bucks County, Pennsylvania IDA -
  Double H Plastics, Inc.
  Project                       1,945,000      3.60     3/09/98      1,945,000
Lycoming County, Pennsylvania IDA
  Manufacturing Facilities Revenue -
  Coastal Aluminum Rolling Mills,
  Inc. Project                  3,800,000      3.60     3/09/98      3,800,000
Mercer County, Pennsylvania IDA
  IDR - Penntecq, Inc. Project  4,000,000      4.20     3/09/98      4,000,000
Montgomery County, Pennsylvania
  IDA IDR Refunding - Spring City
  LP Project                    5,000,000      4.09     3/09/98      5,000,000
Montgomery County, Pennsylvania
  IDA - Laneko Engineering
  Company Project               2,245,000      3.60     3/09/98      2,245,000
Philadelphia, Pennsylvania IDA
  Revenue - 30th Street Station
  Project                      23,100,000      4.00     3/09/98     23,100,000
                                                                   -----------
                                                                    40,090,000

-------------------------------------------------------------------------------
===============================================================================
                STRONG MUNICIPAL MONEY MARKET FUND (CONTINUED)
===============================================================================

                               Principal    Yield to    Maturity   Amortized
                                Amount      Maturity    Date (d)  Cost (Note 2)
-------------------------------------------------------------------------------
SOUTH CAROLINA 1.1%
Charleston County, South Carolina
  Industrial Revenue - Tandy
  Corporation Project           $ 1,000,000    5.10%    3/09/98    $ 1,000,000
Richland County, South Carolina
  IDR - Ashland Oil Project       1,400,000    5.44     3/09/98      1,400,000
South Carolina Jobs EDA EDR:
  Galvstar, LLC Project           2,650,000    3.75     3/09/98      2,650,000
  Glo-Tex Chemicals, Inc. Project 2,840,000    3.75     3/09/98      2,840,000
South Carolina Jobs EDA IDR:
  Quoizel, Inc. Project           8,000,000    3.75     3/09/98      8,000,000
  Roller Bearing Company of
  America, Inc. Project           5,000,000    4.31     3/09/98      5,000,000
                                                                   -----------
                                                                    20,890,000
SOUTH DAKOTA 0.7%
Aberdeen, South Dakota IDR - Lomar
  Development Company Project       220,000    4.15     3/09/98        220,000
Brookings, South Dakota IDR - Lomar
  Development Company Project     2,120,000    4.15     3/09/98      2,120,000
Brookings, South Dakota IDR - Lomar
  Development Company Project       250,000    3.95     3/09/98        250,000
South Dakota HDA Homeownership
  Mortgage                       10,000,000    3.65     3/09/98     10,000,000
                                                                   -----------
                                                                    12,590,000
TENNESSEE 1.9%
Blount County, Tennessee IDB IDR -
  Advanced Crystal Technology, Inc.
  Project                         3,300,000    4.25     3/09/98      3,300,000
Carter County, Tennessee IDB MFHR
  Refunding - Willow Run Apartments
  Project                         6,675,000    3.70     3/09/98      6,675,000
Coffee County, Tennessee Industrial
  Board Revenue - M-Tek Project   2,700,000    4.60     3/09/98      2,700,000
Hamilton County, Tennessee IDB
  MFHR - The Waterford Place
  Apartments Project              9,600,000    3.81     3/09/98      9,600,000
Hamilton County, Tennessee IDB
  Revenue - Komatsu America
  Manufacturing Corporation
  Project                         5,400,000    3.90     3/09/98      5,400,000
Knox County, Tennessee Health,
  Education and Housing Facilities
  Board Revenue - Holston Long
  Term Care Project               4,200,000    4.05     3/09/98      4,200,000
Memphis-Shelby County, Tennessee
  IDB IDR - Techno Steel
  Corporation Project             4,000,000    4.35     3/09/98      4,000,000
                                                                   -----------
                                                                    35,875,000
TEXAS 2.0%
ABIA Development Corporation Airport
  Facilities Revenue - Austin Airport
  Infrastructure Project Puttable
  Floating Option Tax-Exempt Receipts,
  Series PT-117                   7,400,000    3.71     3/09/98      7,400,000
Austin County, Texas IDC IDR - Gulf
  States Toyota, Inc. Project     4,250,000    3.90     3/09/98      4,250,000
Azle, Texas IDA IDR - Tandy
  Corporation Project             3,000,000    4.59     3/09/98      3,000,000
Comal County, Texas IDA IDR - The
  Simpson Companies Project       2,800,000    3.60     3/09/98      2,800,000
Deer Park, Texas Port Development
  Corporation IDR - Ashland Oil,
  Inc. Project                    4,700,000    5.44     3/09/98      4,700,000
Galveston County, Texas HFC MFHR
  Refunding - Village By the Sea
  Apartments Project              3,000,000    3.95     3/09/98      3,000,000
Grand Prairie, Texas IDA IDR -
  Precision/API Ketema Project    3,400,000    3.75     3/09/98      3,400,000
Harris County, Texas IDC IDR -
  Chusei USA, Inc. Project        1,400,000    3.85     3/09/98      1,400,000
Longview, Texas Industrial
  Corporation IDR - Longview Guest
  Inn Project                     2,400,000    3.75     3/09/98      2,400,000
Montgomery County, Texas IDC IDR -
  Porous Media, Ltd. Project      3,400,000    3.95     3/09/98      3,400,000
Robstown, Texas IDC IDR - Concrete
  Pipe and Products Company, Inc.
  Project                         2,000,000    3.80     3/09/98      2,000,000
                                                                   -----------
                                                                    37,750,000
UTAH 0.6%
Utah Housing Finance Agency SFMR 11,130,000    3.60     3/09/98     11,130,000

VIRGINIA 0.7%
Oyster Point, Virginia Development
  Corporation MFHR - Jefferson
  Point Development Project       5,200,000    3.80     3/09/98      5,200,000
Richmond, Virginia Redevelopment
  and Housing Authority Tobacco
  Row Revenue                     7,000,000    3.80     3/09/98      7,000,000
                                                                   -----------
                                                                    12,200,000
WASHINGTON 0.8%
Pierce County, Washington EDC -
  Brown & Haley Project           1,895,000    4.80     3/09/98      1,895,000
Port Moses Lake, Washington Public
  Corporation Industrial Revenue -
  Basic American Foods Project    4,200,000    4.00     3/09/98      4,200,000
Port of Vancouver, Washington Special
  Revenue - United Grain Corporation
  of Oregon Project               9,500,000    4.00     3/09/98      9,500,000
                                                                   -----------
                                                                    15,595,000
WISCONSIN 1.6%
Ashwaubenon, Wisconsin IDR - Pioneer
  Metal Finishing, Inc. Project   1,615,000    4.05     3/09/98      1,615,000
Columbus, Wisconsin IDR - Maysteel
  Corporation Project             2,000,000    3.75     3/09/98      2,000,000
Combined Locks, Wisconsin IDR -
  Appleton Papers, Inc. Project   4,300,000    3.65     3/09/98      4,300,000
De Pere, Wisconsin IDR - Cleaning
  Systems, Inc. Project           4,000,000    3.70     3/09/98      4,000,000
Manitowoc, Wisconsin IDR - HTH
  Enterprises, LLC/Zenith Sintered
  Products, Inc. Project          6,000,000    3.65     3/09/98      6,000,000
Milwaukee, Wisconsin Redevelopment
  Authority Development Revenue -
  Washington Square Phase III
  Project                         8,180,000    4.50     3/09/98      8,180,000
New London, Wisconsin IDR - Steel
  King Industries, Inc. Project   3,730,000    3.80     3/09/98      3,730,000
                                                                   -----------
                                                                    29,825,000
WYOMING 0.3%
Campbell County, Wyoming IDR - Powder
  Basin Properties Project        5,470,000    3.70     3/09/98      5,470,000

SCHEDULES OF INVESTMENTS IN SECURITIES (CONTINUED)            FEBRUARY 28, 1998
-------------------------------------------------------------------------------
===============================================================================
                STRONG MUNICIPAL MONEY MARKET FUND (CONTINUED)
===============================================================================

                               Principal    Yield to    Maturity   Amortized
                                Amount      Maturity    Date (d)  Cost (Note 2)
-------------------------------------------------------------------------------
MULTIPLE STATES 10.1%
Capital Realty Investments Tax
  Exempt Fund, Ltd. Floating Rate
  Certificates:
  Series 1996-4                 $38,770,000    3.80%    3/09/98 $   38,770,000
  Series 1996-5                  27,135,000    3.75     3/09/98     27,135,000
Clipper Tax-Exempt Certificate
  Trusts                         87,912,129    3.71     3/09/98     87,912,129
NCNB Pooled Tax-Exempt Trust COP  2,100,000    4.25     3/09/98      2,100,000
Puttable Floating Option
  Tax-Exempt Receipts:
  Series PA-154                  27,169,000    3.71     3/09/98     27,169,000
  Series PP-4                     5,385,000    3.80     3/09/98      5,385,000
                                                                --------------
                                                                   188,471,129
------------------------------------------------------------------------------
TOTAL WEEKLY VARIABLE RATE PUT BONDS                             1,154,102,118
------------------------------------------------------------------------------

DAILY VARIABLE RATE PUT BONDS 2.7%
COLORADO 0.2%
Arapahoe County, Colorado MFHR
  Refunding - Stratford Station
  Project                         3,455,000    4.40     3/02/98      3,455,000

VIRGINIA 0.5%
Richmond Virginia IDA Revenue -
  Cogentrix of Richmond, Inc. Project:
  Series A                        6,800,000    4.15     3/02/98      6,800,000
  Series B                        3,500,000    4.15     3/02/98      3,500,000
                                                                --------------
                                                                    10,300,000
WYOMING 1.9%
Converse County, Wyoming Environmental
  Improvement Revenue - PacifiCorp
  Project                         5,300,000    4.00     3/02/98      5,300,000
Lincoln County, Wyoming Environmental
  Improvement Revenue - PacifiCorp
  Project                        22,000,000    4.00     3/02/98     22,000,000
Sweetwater County, Wyoming
  Environmental Improvement
  Revenue - Pacificorp Project    9,200,000    4.00     3/02/98      9,200,000
                                                                --------------
                                                                    36,500,000
MULTIPLE STATES 0.1%
Puttable Floating Option Tax-Exempt
  Receipts:
  Series PPT-4                    1,520,000    4.05     3/02/98      1,520,000
  Series PPT-7                       75,000    4.05     3/02/98         75,000
                                                                --------------
                                                                     1,595,000
------------------------------------------------------------------------------
TOTAL DAILY VARIABLE RATE PUT BONDS                                 51,850,000
------------------------------------------------------------------------------

------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES 96.5%                            1,806,585,194
Other Assets and Liabilities, Net 3.5%                              64,646,599
------------------------------------------------------------------------------
NET ASSETS 100.0%                                                $1,871,231,79
==============================================================================

SCHEDULES OF INVESTMENTS IN SECURITIES (CONTINUED)            FEBRUARY 28, 1998
-------------------------------------------------------------------------------
===============================================================================
                           STRONG STEP 1 MONEY FUND
===============================================================================

                               Principal    Yield to    Maturity   Amortized
                                Amount      Maturity    Date (d)  Cost (Note 2)
-------------------------------------------------------------------------------
COMMERCIAL PAPER 100.3%
American Honda Finance
  Corporation                   $350,000      5.55%     6/10/98    $  344,604
Anthem Insurance Companies, Inc.
  (Acquired 2/03/98; Cost
  $248,683) (b)                  250,000      5.58      3/09/98       249,729
Aon Corporation                  250,000      5.53      3/03/98       249,962
Aristar, Inc.                    250,000      5.56      3/05/98       249,884
Atlas Copco AB (Acquired 2/23/98;
  Cost $192,993) (b)             195,000      5.53      5/01/98       193,203
BTM Capital Corporation (Acquired
  2/03/98; Cost $246,484) (b)    250,000      5.82      5/01/98       247,575
British Gas Capital, Inc.        250,000      5.38      8/20/98       243,611
Calcasieu Parish, Inc. Louisiana
  IDB Environmental Revenue      250,000      5.54      6/12/98       250,000
Calcot, Ltd.                     250,000      5.55      4/27/98       247,842
Centre Square Funding Corporation
  (Acquired 2/17/98; Cost
  $248,961) (b)                  250,000      5.54      3/16/98       249,461
Creative Capital Corporation (Acquired
  2/03/98; Cost $246,918) (b)    250,000      6.25      4/15/98       248,090
Franklin Resources, Inc. (Acquired
  2/03/98; Cost $246,480) (b)    250,000      5.45      5/07/98       247,502
General Mills, Inc.                1,700      5.23    Upon Demand       1,700
Gotham Funding Corporation (Acquired
  2/03/98; Cost $247,160) (b)    250,000      5.68      4/16/98       248,225
Harley-Davidson Funding Corporation
  (Acquired 2/19/98; Cost
  $198,986) (b)                  200,000      5.53      3/24/98       199,324
Heller Financial, Inc.           250,000      5.85      3/05/98       249,878
Kajima Capital America, Inc. (Acquired
  2/03/98; Cost $246,389) (b)    250,000      6.50      4/24/98       247,608
LOCAP, Inc. (Acquired 2/26/98;
  Cost $258,572) (b)             260,000      5.65      4/02/98       258,735
Minolta Corporation              200,000      5.60      3/12/98       199,689
Mitsubishi Motors Credit America,
  Inc.                           250,000      5.95      4/13/98       248,264
Monsanto Company (Acquired 2/25/98;
  Cost $244,399) (b)             250,000      5.45      7/23/98       244,588
Newell Company (Acquired 2/03/98;
  Cost $248,848) (b)             250,000      5.53      3/05/98       249,885
Nordbanken North America, Inc.   250,000      5.37      8/25/98       243,437
Pitney Bowes Credit Corporation    5,000      5.23    Upon Demand       5,000
Repeat Offering Securitization
  Entity, Inc. (Acquired 2/23/98;
  Cost $199,568) (b)             200,000      5.56      3/10/98       199,753
SAFECO Corporation (Acquired 2/20/98;
  Cost $247,708) (b)             250,000      5.50      4/21/98       248,090
Sanwa Business Credit
  Corporation                    250,000      6.05      4/06/98       248,529
Society of New York Hospital
  Fund, Inc.                     250,000      5.50      4/27/98       247,861
Sotheby's, Inc.                  230,000      5.62      4/03/98       228,851
Southern Electric Generating
  Company (Acquired 2/03/98;
  Cost $248,941) (b)             250,000      5.65      3/02/98       250,000
System Capital Finance
  Corporation                    250,000      5.52      3/18/98       249,387
TRW, Inc. (Acquired 2/20/98;
  Cost $148,561) (b)             150,000      5.48      4/24/98       148,790
Tri-Lateral Capital USA, Inc.
  (Acquired 2/03/98; Cost
  $247,625) (b)                  250,000      6.00      4/01/98       248,750
Wisconsin Electric Power Company     300      5.21    Upon Demand         300
-----------------------------------------------------------------------------
TOTAL COMMERCIAL PAPER                                              7,488,107
-----------------------------------------------------------------------------

UNITED STATES GOVERNMENT AND AGENCY ISSUES 10.0%
Federal Home Loan Bank Bonds (f) 500,000      5.70      6/17/98       500,000
Federal Home Loan Bank Bonds     250,000      5.71      6/04/98       250,000
-----------------------------------------------------------------------------
TOTAL UNITED STATES GOVERNMENT AND AGENCY ISSUES                      750,000
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES 110.3%                              8,238,107
Other Assets and Liabilities, Net (10.3%)                            (769,627)
-----------------------------------------------------------------------------
NET ASSETS 100.0%                                                  $7,468,480
=============================================================================

SCHEDULES OF INVESTMENTS IN SECURITIES (CONTINUED)            FEBRUARY 28, 1998
-------------------------------------------------------------------------------




-------------------------------------------------------------------------------
LEGEND
-------------------------------------------------------------------------------
(a) Short-term investments include any security which has a maturity of less than one year.
(b) Restricted security.
(c) All or a portion of security pledged to cover margin requirements for futures contracts.
(d) Maturity date represents actual maturity or the longer of the next put date or interest adjustment date. For U.S. Government Agency Securities, maturity date represents actual maturity or the next interest adjustment date.
(e) Variable rate security.
(f) When-issued security.
(g) Affiliated issuer (See Note 7 of Notes to Financial Statements).

Percentages are stated as a percent of net assets.

See notes to financial statements.


ABBREVIATIONS
-------------------------------------------------------------------------------
The following is a list of abbreviations that may be used in the Schedules of Investments in Securities:
BAN    -- Bond Anticipation Notes
CDA    -- Commercial Development Authority
CDR    -- Commercial Development Revenue
COP    -- Certificates of Participation
DFA    -- Development Finance Authority
EDA    -- Economic Development Authority
EDC    -- Economic Development Corporation
EDFA   -- Economic Development Finance Authority
EDR    -- Economic Development Revenue
EFA    -- Educational Facilities Authority
EXTRAS -- Extendable Rate Adjustable Securities
GO     -- General Obligation
HDA    -- Housing Development Authority
HDC    -- Housing Development Corporation
HFA    -- Housing Finance Authority
HFC    -- Housing Finance Corporation
IBA    -- Industrial Building Authority
IBR    -- Industrial Building Revenue
IDA    -- Industrial Development Authority
IDB    -- Industrial Development Board
IDC    -- Industrial Development Corporation
IDFA   -- Industrial Development Finance Authority
IDR    -- Industrial Development Revenue
IFA    -- Investment Finance Authority
MERLOT -- Municipal Exempt Receipt - Liquidity Optional Tender
MFHR   -- Multi-Family Housing Revenue
MFMR   -- Multi-Family Mortgage Revenue
PCR    -- Pollution Control Revenue
PCFA   -- Pollution Control Financing Authority
RAN    -- Revenue Anticipation Notes
SFHR   -- Single Family Housing Revenue
SFMR   -- Single Family Mortgage Revenue
TAN    -- Tax Anticipation Notes
TRAN   -- Tax and Revenue Anticipation Notes

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------------------------------------------
February 28, 1998
                                                                          (In Thousands, Except Per Share Amounts)
                                                                                STRONG          STRONG MUNICIPAL
                                                                            ADVANTAGE FUND       ADVANTAGE FUND
                                                                            --------------      ----------------
ASSETS:
  Investments in Securities, at Value
    Unaffiliated Issuers (Cost of $2,163,972 and $994,667, respectively)      $2,177,403           $1,002,281
    Affiliated Issuers (Cost of $0 and $16,100, respectively)                         --               16,100
  Receivable for Securities Sold                                                     780               44,485
  Receivable for Fund Shares Sold                                                    956                  113
  Interest Receivable                                                             23,124               13,855
  Other Assets                                                                        --                  272
                                                                              ----------           ----------
  Total Assets                                                                 2,202,263            1,077,106

LIABILITIES:
  Payable for Securities Purchased                                                27,359               61,645
  Payable for Fund Shares Redeemed                                                   709                  133
  Dividends Payable                                                                9,854                3,245
  Accrued Operating Expenses and Other Liabilities                                   695                   43
                                                                              ----------           ----------
  Total Liabilities                                                               38,617               65,066
                                                                              ----------           ----------
NET ASSETS                                                                    $2,163,646           $1,012,040
                                                                              ==========           ==========
NET ASSETS CONSIST OF:
  Capital Stock (par value and paid-in capital)                               $2,161,406           $1,007,223
  Accumulated Net Realized Loss                                                  (10,365)              (2,797)
  Net Unrealized Appreciation                                                     12,605                7,614
                                                                              ----------           ----------
  Net Assets                                                                  $2,163,646           $1,012,040
                                                                              ==========           ==========

Capital Shares Outstanding (Unlimited Number Authorized)                         214,677              201,173

NET ASSET VALUE PER SHARE                                                         $10.08                $5.03
                                                                                  ======                =====

                                                         STRONG HERITAGE         STRONG MUNICIPAL          STRONG STEP 1
                                                           MONEY FUND            MONEY MARKET FUND          MONEY FUND
                                                         ---------------         -----------------         -------------
ASSETS:
  Investments in Securities, at Amortized Cost             $1,506,693               $1,806,585                $8,238
  Receivable for Securities Sold                                   --                   76,986                    --
  Receivable for Fund Shares Sold                                 136                       --                    --
  Interest Receivable                                           6,518                   15,140                     1
  Other Assets                                                     61                       33                     2
                                                           ----------               ----------                ------
  Total Assets                                              1,513,408                1,898,744                 8,241

LIABILITIES:
  Payable for Securities Purchased                             23,625                   22,615                   750
  Payable for Fund Shares Redeemed                                 --                       11                    --
  Dividends Payable                                             6,094                    4,722                    21
  Accrued Operating Expenses and Other Liabilities                149                      164                     2
                                                           ----------               ----------                ------
  Total Liabilities                                            29,868                   27,512                   773
                                                           ----------               ----------                ------
NET ASSETS                                                 $1,483,540               $1,871,232                $7,468
                                                           ==========               ==========                ======
NET ASSETS CONSIST OF:
  Capital Stock (par value and paid-in capital)            $1,483,540               $1,871,232                $7,468
                                                           ==========               ==========                ======

Capital Shares Outstanding (Unlimited Number Authorized)    1,483,540                1,871,232                 7,468

NET ASSET VALUE PER SHARE                                       $1.00                    $1.00                 $1.00
                                                                =====                    =====                 =====

                                                                                                                  35

                                           See notes to financial statements.

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------------------------------------------
For the Year Ended February 28, 1998

                                                                                       (In Thousands)
                                                                                STRONG          STRONG MUNICIPAL
                                                                            ADVANTAGE FUND       ADVANTAGE FUND
                                                                            --------------      ----------------
INCOME:
  Dividends - Unaffiliated Issuers                                             $  1,895              $    --
  Dividends - Affiliated Issuers                                                    313                   23
  Interest                                                                      127,066               41,335
                                                                               --------              -------
  Total Income                                                                  129,274               41,358

EXPENSES:
  Investment Advisory Fees                                                       11,086                5,034
  Custodian Fees                                                                     68                   29
  Shareholder Servicing Costs                                                     2,430                  346
  Other                                                                             800                  285
                                                                               --------              -------
  Total Expenses before Waivers and Absorptions                                  14,384                5,694
  Voluntary Expense Waivers and Absorptions by Advisor                               --               (1,926)
                                                                               --------              -------
  Expenses, Net                                                                  14,384                3,768
                                                                               --------              -------
NET INVESTMENT INCOME                                                           114,890               37,590

REALIZED AND UNREALIZED GAIN (LOSS):
  Net Realized Gain (Loss) on:
    Investments                                                                   8,085                 (698)
    Futures Contracts and Options                                               (15,251)                (475)
                                                                               --------              -------
  Net Realized Loss                                                              (7,166)              (1,173)

  Change in Unrealized Appreciation/Depreciation on:
    Investments                                                                   4,923                5,108
    Futures Contracts and Options                                                    88                   --
                                                                               --------              -------
  Net Change in Unrealized Appreciation/Depreciation                              5,011                5,108
                                                                               --------              -------
NET GAIN (LOSS)                                                                  (2,155)               3,935
                                                                               --------              -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                           $112,735              $41,525
                                                                               ========              =======

                                                         STRONG HERITAGE         STRONG MUNICIPAL          STRONG STEP 1
                                                           MONEY FUND            MONEY MARKET FUND          MONEY FUND
                                                         ---------------         -----------------         -------------
                                                                                                             (NOTE 1)
INTEREST INCOME                                              $99,301                  $77,310                   $27

EXPENSES:
  Investment Advisory Fees                                     8,707                    9,311                     2
  Custodian Fees                                                  69                       44                    --
  Shareholder Servicing Costs                                    853                    1,504                     2
  Accounting Fees                                                 15                       32                     4
  Federal and State Registration Fees                             84                       70                     1
  Other                                                          233                      203                     1
                                                             -------                  -------                   ---
  Total Expenses before Waivers and Absorptions                9,961                   11,164                    10
  Voluntary Expense Waivers and Absorptions by Advisor        (5,645)                      --                   (10)
                                                             -------                  -------                   ---
  Expenses, Net                                                4,316                   11,164                    --
                                                             -------                  -------                   ---
NET INVESTMENT INCOME                                        $94,985                  $66,146                   $27
                                                             =======                  =======                   ===

                            See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------

                                                                                   (In Thousands)

                                                                      STRONG                        STRONG MUNICIPAL
                                                                  ADVANTAGE FUND                     ADVANTAGE FUND
                                                         -------------------------------    -------------------------------
                                                           YEAR ENDED        YEAR ENDED       YEAR ENDED        YEAR ENDED
                                                         FEB. 28, 1998     FEB. 28, 1997    FEB. 28, 1998     FEB. 28, 1997
                                                         -------------     -------------    -------------     -------------
OPERATIONS:
  Net Investment Income                                    $  114,890        $   76,093       $   37,590         $ 19,356
  Net Realized Gain (Loss)                                     (7,166)            4,004           (1,173)          (1,624)
  Change in Unrealized Appreciation/Depreciation                5,011             4,042            5,108            2,656
                                                           ----------        ----------       ----------         --------
  Increase in Net Assets Resulting from Operations            112,735            84,139           41,525           20,388

DISTRIBUTIONS:
  From Net Investment Income                                 (114,890)          (75,751)         (37,590)         (19,356)
  From Net Realized Gains                                          --                --               --               (1)
                                                           ----------        ----------       ----------         --------
  Total Distributions                                        (114,890)          (75,751)         (37,590)         (19,357)

CAPITAL SHARE TRANSACTIONS:
  Proceeds from Shares Sold                                 2,163,729         1,362,671        1,170,270          863,029
  Proceeds from Reinvestment of Distributions                 102,231            65,491         32,175           15,060
  Payment for Shares Redeemed                              (1,619,853)         (916,636)        (838,603)        (367,350)
                                                           ----------        ----------       ----------         --------
  Increase in Net Assets from Capital Share Transactions      646,107           511,526          363,842          510,739
                                                           ----------        ----------       ----------         --------
TOTAL INCREASE IN NET ASSETS                                  643,952           519,914          367,777          511,770

NET ASSETS:
  Beginning of Period                                       1,519,694           999,780          644,263          132,493
                                                           ----------        ----------       ----------         --------
  End of Period                                            $2,163,646        $1,519,694       $1,012,040         $644,263
                                                           ==========        ==========       ==========         ========
TRANSACTIONS IN SHARES OF THE FUND:
  Sold                                                        214,499           135,808          233,361          172,620
  Issued in Reinvestment of Distributions                      10,135             6,528            6,415            3,010
  Redeemed                                                   (160,610)          (91,328)        (167,207)         (73,479)
                                                              -------           -------          -------          -------
  Net Increase in Shares of the Fund                           64,024            51,008           72,569          102,151
                                                              =======           =======          =======          =======

                                                           STRONG HERITAGE             STRONG MUNICIPAL         STRONG STEP 1
                                                             MONEY FUND                MONEY MARKET FUND         MONEY FUND
                                                    ----------------------------  ----------------------------  -------------
                                                      YEAR ENDED    YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                    FEB. 28, 1998  FEB. 28, 1997  FEB. 28, 1998  FEB. 28, 1997  FEB. 28,1998
                                                    -------------  -------------  -------------  -------------  ------------
                                                                                                                  (NOTE 1)
OPERATIONS:
  Net Investment Income                               $   94,985    $   84,722     $   66,146     $   60,309       $   27
  Net Realized Loss                                           --       (13,448)            --             --           --
                                                      ----------    ----------     ----------     ----------       ------
  Increase in Net Assets Resulting from Operations        94,985        71,274         66,146         60,309           27

DISTRIBUTIONS:
  From Net Investment Income                             (94,985)      (84,722)       (66,146)       (60,309)         (27)

CAPITAL SHARE TRANSACTIONS:
  Proceeds from Shares Sold                            1,883,618     3,030,732      3,432,374      3,223,480        9,877
  Proceeds from Reinvestment of Distributions             91,575        75,780         62,048         56,751           --
  Payment for Shares Redeemed                         (2,491,811)   (2,048,407)    (3,518,087)    (2,994,239)      (2,409)
                                                      ----------    ----------     ----------     ----------       ------
  Increase (Decrease) in Net Assets from Capital
    Share Transactions                                  (516,618)    1,058,105        (23,665)       285,992        7,468

CAPITAL CONTRIBUTION (NOTE 4)                                 --        13,448             --             --           --
                                                      ----------    ----------     ----------     ----------       ------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 (516,618)    1,058,105        (23,665)       285,992        7,468

NET ASSETS:
  Beginning of Period                                  2,000,158       942,053      1,894,897      1,608,905           --
                                                      ----------    ----------     ----------     ----------       ------
  End of Period                                       $1,483,540    $2,000,158     $1,871,232     $1,894,897       $7,468
                                                      ==========    ==========     ==========     ==========       ======
TRANSACTIONS IN SHARES OF THE FUND:
  Sold                                                 1,883,618     3,030,732      3,432,374      3,223,480        9,877
  Issued in Reinvestment of Distributions                 91,575        75,780         62,048         56,751           --
  Redeemed                                            (2,491,811)   (2,048,407)    (3,518,087)    (2,994,239)      (2,409)
                                                       ---------     ---------      ---------      ---------        -----
  Net Increase (Decrease) in Shares of the Fund         (516,618)    1,058,105        (23,665)       285,992        7,468
                                                       =========     =========      =========      =========        =====

                                                                                                                        37

                                                See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
February 28, 1998

1. ORGANIZATION
   The accompanying financial statements represent the Strong Cash Management Funds, which include the following diversified, open-end management investment companies registered under the Investment Company Act of 1940:
   - Strong Advantage Fund, Inc.
   - Strong Municipal Advantage Fund (a series of Strong Municipal Funds, Inc.
   - Strong Heritage Money Fund (a series of Strong Heritage Reserve Series,
     Inc.)
   - Strong Municipal Money Market Fund (a series of Strong Municipal Funds,
     Inc.)
   - Strong Step 1 Money Fund (a series of Strong Heritage Reserve Series,
     Inc.)
   The inception date for Strong Step 1 Money Fund is January 31, 1998.

2. SIGNIFICANT ACCOUNTING POLICIES
   The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

   (A) SECURITY VALUATION -- Securities of Strong Advantage Fund and Strong Municipal Advantage Fund are valued at fair value through valuations obtained by a commercial pricing service or the mean of the bid and asked prices when no last sales price is available. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity and all investments in Strong Heritage Money Fund, Strong Municipal Money Market Fund, and Strong Step 1 Money Fund are valued at amortized cost, which approximates current value. Amortized cost for federal income tax and financial reporting purposes is the same.

       The Funds may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Funds generally bear the costs, if any, associated with the disposition of restricted securities. Aggregate cost and fair value of these restricted securities held at February 28, 1998 were as follows:

                                     AGGREGATE       AGGREGATE    PERCENT OF
                                        COST        FAIR VALUE    NET ASSETS   LIQUID*
                                    ------------   ------------   ----------   -------
       Strong Advantage Fund        $600,431,741   $601,241,528      27.8%      73.3%
       Strong Heritage Money Fund    681,725,958    684,372,990      46.1%     100.0%
       Strong Step 1 Money Fund        3,967,276      3,979,308      53.3%     100.0%

       *Percentage is either Section 4(2) commercial paper or is eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and also has been determined to be liquid by the Advisor based upon guidelines established by the Fund's Board of Directors.

   (B) FEDERAL INCOME AND EXCISE TAXES AND DISTRIBUTIONS TO SHAREHOLDERS -- It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is required.

       The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes.
       Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

   (C) REALIZED GAINS AND LOSSES ON INVESTMENT TRANSACTIONS -- Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

   (D) FUTURES -- Upon entering into a futures contract, the Funds pledge to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. The Funds also receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin," and are recorded as unrealized gains or losses.
       When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

-------------------------------------------------------------------------------


   (E) OPTIONS -- The Funds may write put or call options (none were written during the period). Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. When an option expires, is exercised, or is closed, the Funds realize a gain or loss, and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received.

   (F) FOREIGN CURRENCY TRANSLATION -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

   (G) FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   (H) REPURCHASE AGREEMENTS -- The Funds may enter into repurchase agreements with institutions that the Funds' investment advisor, Strong Capital Management, Inc. ("the Advisor") has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Funds require that the collateral, represented by securities (primarily U.S. Government securities), purchased in a repurchase transaction be maintained in a segregated account with a custodian in a manner sufficient to enable the Funds to obtain those securities in the event of a default under the repurchase agreement. On a daily basis, the Advisor monitors the value of the collateral transferred under each repurchase agreement to ensure the value of the collateral exceeds the amounts owed to the Funds under each repurchase agreement by at least 2%.

   (I) ADDITIONAL INVESTMENT RISKS -- The Funds may utilize derivative instruments including options, futures, and other instruments with similar characteristics to the extent that they are consistent with the Funds' investment objectives and limitations. The Funds intend to use such derivative instruments primarily to hedge or protect against adverse movements in securities prices or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

       Foreign denominated assets and forward currency contracts may involve greater risks than domestic transactions, including currency, political and economic, regulatory and market risks.

   (J) USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

   (K) OTHER -- Investment security transactions are recorded as of the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premium and discounts.

3. RELATED PARTY TRANSACTIONS
   The Advisor, with whom certain officers and directors of the Funds are affiliated, provides investment advisory services and shareholder recordkeeping and related services to the Funds. Investment advisory fees, which are established by terms of the Advisory Agreements, are based on the following annualized rates of the average daily net assets: Strong Heritage Money Fund, Strong Municipal Money Market Fund, and Strong Step 1 Money Fund 0.50%, Strong Municipal Advantage Fund and Strong Advantage Fund 0.60%. Advisory fees are subject to reimbursement by the Advisor if a Fund's operating expenses exceed certain levels. Shareholder recordkeeping and related service fees are based on contractually established rates for each open and closed shareholder account. In addition, the Advisor is compensated for certain other services related to costs incurred for reports to shareholders.

-------------------------------------------------------------------------------
February 28, 1998

   Strong Advantage Fund and Strong Municipal Advantage Fund may invest cash reserves in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate investment advisory fees, advisory fees of each Fund invested in such money market funds are reduced by an amount equal to advisory fees paid to the Advisor under its investment advisory agreement with the money market funds. Funds sponsored and managed by the Advisor own 40.2% of the Step 1 Money Fund as of February 28, 1998.

   Certain information regarding related party transactions for the year ended February 28, 1998, excluding the effect of waivers and absorptions, is as follows:

                                    PAYABLE TO         OTHER SHAREHOLDER    UNAFFILIATED
                                    ADVISOR AT        SERVICING EXPENSES     DIRECTORS'
                                 FEBRUARY 28, 1998      PAID TO ADVISOR         FEES
                                 -----------------    ------------------    ------------
   Strong Advantage Fund              $ 96,918              $27,375           $18,466
   Strong Municipal Advantage Fund      40,542                4,766             7,994
   Strong Heritage Money Fund          149,424                9,553            20,224
   Strong Municipal Money Market Fund  119,783               20,806            20,118
   Strong Step 1 Money Fund              2,350                   --                --

4. CAPITAL CONTRIBUTION
   On January 31, 1997, the Advisor purchased a security from Strong Heritage Money Fund for $13,448,000 in excess of the security's fair value. The Fund recorded a realized loss on the sale and a capital contribution of an equal amount from the Advisor. The Advisor received no shares of Strong Heritage Money Fund or other consideration in exchange for such contribution. For tax purposes, these capital contributions reduced the realized losses for the year ended February 28, 1997.

5. INVESTMENT TRANSACTIONS
   The aggregate purchases and sales of long-term securities for the year ended February 28, 1998 were as follows:

                                           PURCHASES                          SALES
                                 ------------------------------   ------------------------------
                              U.S. GOVERNMENT                  U.S. GOVERNMENT
                                AND AGENCY         OTHER          AND AGENCY        OTHER
                              --------------- --------------   --------------- --------------
Strong Advantage Fund          $324,629,835   $2,300,177,112     $114,971,772  $1,880,338,262
Strong Municipal Advantage Fund          --      397,874,396               --     202,379,691
Strong Heritage Money Fund               --               --               --              --
Strong Municipal Money Market Fund       --               --               --              --
Strong Step 1 Money Fund                 --               --               --              --



6. INCOME TAX INFORMATION

   At February 28, 1998, the investment cost, gross unrealized appreciation and depreciation on investments and capital loss carryovers (expiring in varying amounts through 2006) for federal income tax purposes were as follows:

                                        FEDERAL TAX      UNREALIZED       UNREALIZED           NET         NET CAPITAL LOSS
                                           COST         APPRECIATION     DEPRECIATION     APPRECIATION        CARRYOVERS
                                      --------------    ------------     ------------     ------------     ----------------
   Strong Advantage Fund              $2,163,979,801     $21,015,616      $7,592,630       $13,422,986       $11,182,591
   Strong Municipal Advantage Fund     1,010,778,926       7,606,442           4,663         7,601,779         2,796,493
   Strong Heritage Money Fund          1,506,692,636              --              --                --                --
   Strong Municipal Money Market Fund  1,806,585,194              --              --                --                --
   Strong Step 1 Money Fund                8,238,107              --              --                --                --

   For corporate shareholders in Strong Advantage Fund, the percentage of dividend income distributed for the year ended February 28, 1998 which is designated as qualifying for the dividends-received deduction is 0.8% (unaudited).

-------------------------------------------------------------------------------


7. INVESTMENTS IN AFFILIATES
   Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which a Fund's holdings represent 5% or more of the outstanding voting securities of the issuer, and any other Strong Fund. A summary of transactions in the securities of these issuers during the year ended February 28, 1998 is as follows:

                                                     GROSS       GROSS SALES                     VALUE     DIVIDEND INCOME
                                   SHARES HELD     PURCHASES         AND        SHARES HELD     FEB. 28,    MAR. 1, 1997 -
                                  MAR. 1, 1997   AND ADDITIONS   REDUCTIONS    FEB. 28, 1998      1998       FEB. 28, 1998
                                  ------------   -------------   -----------   -------------  -----------  ---------------
Strong Advantage Fund
---------------------
Strong Institutional Money Fund        --         50,800,000    (50,800,000)         --           --           $310,367
Strong Step 1 Money Fund               --          1,000,000     (1,000,000)         --           --              2,551

Strong Municipal Advantage Fund
-------------------------------
Strong Municipal Money Market Fund     --         29,500,000    (13,400,000)     16,100,000   $16,100,000        23,402

                                                                                                                     41

FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------

STRONG ADVANTAGE FUND
------------------------------------------------------------------------------------------------------------------------
                                                     SELECTED PER-SHARE DATA(a)
               ---------------------------------------------------------------------------------------------------------
                       INCOME FROM INVESTMENT OPERATIONS                       LESS DISTRIBUTIONS
               ----------------------------------------------------   --------------------------------------
                                         Net Realized
               Net Asset                and Unrealized     Total                   In Excess                   Net Asset
                 Value,        Net          Gains           from       From Net      of Net                      Value,
               Beginning   Investment    (Losses) on     Investment   Investment    Realized       Total         End of
  Year Ended   of Period     Income      Investments     Operations     Income       Gains     Distributions     Period
Feb. 28, 1998    $10.09      $0.62         ($0.01)         $0.61       ($0.62)          --        ($0.62)        $10.08
Feb. 28, 1997     10.03       0.62           0.06           0.68        (0.62)          --         (0.62)         10.09
Feb. 29, 1996(b)  10.04       0.10          (0.01)          0.09        (0.10)          --         (0.10)         10.03
Dec. 31, 1995      9.98       0.67           0.06           0.73        (0.67)          --         (0.67)         10.04
Dec. 31, 1994     10.19       0.55          (0.19)          0.36        (0.55)      ($0.02)        (0.57)          9.98
Dec. 31, 1993     10.01       0.59           0.18           0.77        (0.59)          --         (0.59)         10.19

                             RATIOS AND SUPPLEMENTAL DATA
                  -----------------------------------------------------------
                               Net                   Ratio of Net
                             Assets,     Ratio of     Investment
                             End of      Expenses       Income      Portfolio
                   Total   Period (In   to Average    to Average    Turnover
  Year Ended      Return    Millions)   Net Assets    Net Assets      Rate
Feb. 28, 1998      +6.3%     $2,164        0.8%          6.2%        109.6%
Feb. 28, 1997      +7.0%      1,520        0.8%          6.2%        154.9%
Feb. 29, 1996(b)   +0.9%      1,000        0.8%*         6.3%*        17.2%
Dec. 31, 1995      +7.5%        990        0.8%          6.6%        183.7%
Dec. 31, 1994      +3.6%        911        0.8%          5.6%        221.0%
Dec. 31, 1993      +7.9%        415        0.9%          5.8%        304.8%

  *  Calculated on an annualized basis.
(a)  Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the two month period ended February 29, 1996.  Total return and portfolio turnover rate are not annualized.

STRONG MUNICIPAL ADVANTAGE FUND
------------------------------------------------------------------------------------------------------------------------------
SELECTED PER-SHARE DATA(a)
               ---------------------------------------------------------------------------------------------------------
                       INCOME FROM INVESTMENT OPERATIONS                       LESS DISTRIBUTIONS
               ----------------------------------------------------   --------------------------------------
               Net Asset                 Net Realized      Total                                               Net Asset
                 Value,        Net      and Unrealized      from       From Net     From Net                     Value,
               Beginning   Investment      Gains on      Investment   Investment    Realized       Total         End of
  Year Ended   of Period     Income      Investments     Operations     Income       Gains     Distributions     Period
Feb. 28, 1998    $5.01       $0.22         $0.02           $0.24       ($0.22)         --         ($0.22)        $5.03
Feb. 28, 1997     5.01        0.25          0.00(c)         0.25        (0.25)      $0.00(c)       (0.25)         5.01
Feb. 29, 1996 (b) 5.00        0.06          0.01            0.07        (0.06)         --          (0.06)         5.01

                                         RATIOS AND SUPPLEMENTAL DATA
                  ------------------------------------------------------------------------------
                               Net                  Ratio of Expenses   Ratio of Net
                             Assets,     Ratio of    to Average Net      Investment
                             End of      Expenses    Assets Without        Income      Portfolio
                   Total   Period (In   to Average     Waivers and       to Average     Turnover
  Year Ended      Return    Millions)   Net Assets     Absorptions       Net Assets       Rate
Feb. 28, 1998      +5.0%     $1,012        0.4%           0.7%              4.5%          49.6%
Feb. 28, 1997      +5.1%        644        0.0%(c)        0.7%              5.0%          40.8%
Feb. 29, 1996 (b)  +1.4%        132        0.0%*          0.7%*             4.9%*         17.1%

  *  Calculated on an annualized basis.
(a)  Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the period from November 30, 1995 (inception) to February 29, 1996.  Total return and portfolio turnover rate are not annualized.
(c)  Amount calculated is less than $0.01 or 0.1%.

STRONG HERITAGE MONEY FUND
------------------------------------------------------------------------------------------------------------------------------
                                                   SELECTED PER-SHARE DATA (a)
                 ----------------------------------------------------------------------------------------------------------
                                INCOME FROM INVESTMENT OPERATIONS         LESS DISTRIBUTIONS
                             --------------------------------------   --------------------------
                 Net Asset                Net Realized      Total                                                 Net Asset
                   Value,        Net         Losses         from       From Net                       Capital      Value,
                 Beginning   Investment        on        Investment   Investment       Total       Contribution    End of
  Year Ended     of Period     Income      Investments   Operations     Income     Distributions     (Note 4)      Period
Feb. 28, 1998      $1.00        $0.05            --         $0.05       ($0.05)       ($0.05)             --        $1.00
Feb. 28, 1997       1.00         0.06        ($0.01)         0.05        (0.06)        (0.06)          $0.01         1.00
Feb. 29, 1996 (b)   1.00         0.04            --          0.04        (0.04)        (0.04)             --         1.00

                                   RATIOS AND SUPPLEMENTAL DATA
                   -------------------------------------------------------------------
                                Net                   Ratio of Expenses   Ratio of Net
                              Assets,     Ratio of      to Average Net    Investment
                              End of      Expenses      Assets Without      Income
                    Total   Period (In   to Average      Waivers and      to Average
  Year Ended       Return    Millions)   Net Assets      Absorptions      Net Assets
Feb. 28, 1998       +5.6%     $1,484        0.2%             0.6%            5.4%
Feb. 28, 1997       +5.7%(c)   2,000        0.1%             0.6%            5.6%
Feb. 29, 1996 (b)   +4.1%        942        0.0%*(d)         0.6%*           5.9%*

   * Calculated on an annualized basis.
 (a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
 (b) For the period from June 29, 1995 (inception) to February 29, 1996.  Total return is not annualized.
 (c) Had the Advisor not made the capital contribution as described in the notes to the financial statements, the adjusted total return would have been 5.0% for the fiscal year ended February 28, 1997.
 (d) Amount calculated is less than $0.01 or 0.1%.

42

------------------------------------------------------------------------------------------------------------------------------

STRONG MUNICIPAL MONEY MARKET FUND
-----------------------------------------------------------------------------------------------------
                                           SELECTED PER-SHARE DATA (a)
                 --------------------------------------------------------------------------------
                        INCOME FROM INVESTMENT OPERATIONS    LESS DISTRIBUTIONS (b)
                        ---------------------------------  --------------------------
                 Net Asset                   Total                                      Net Asset
                   Value,        Net         from           From Net                     Value,
                 Beginning   Investment   Investment       Investment       Total        End of
  Year Ended     of Period     Income     Operations         Income     Distributions    Period
Feb. 28, 1998      $1.00        $0.04       $0.04            ($0.04)       ($0.04)        $1.00
Feb. 28, 1997       1.00         0.03        0.03             (0.03)        (0.03)         1.00
Feb. 29, 1996 (c)   1.00         0.01        0.01             (0.01)        (0.01)         1.00
Dec. 31, 1995       1.00         0.04        0.04             (0.04)        (0.04)         1.00
Dec. 31, 1994       1.00         0.03        0.03             (0.03)        (0.03)         1.00
Dec. 31, 1993       1.00         0.02        0.02             (0.02)        (0.02)         1.00

                             RATIOS AND SUPPLEMENTAL DATA
                   -----------------------------------------------
                                Net                   Ratio of Net
                              Assets,     Ratio of    Investment
                              End of      Expenses      Income
                    Total   Period (In   to Average   to Average
  Year Ended       Return    Millions)   Net Assets   Net Assets
Feb. 28, 1998       +3.6%     $1,871        0.6%         3.5%
Feb. 28, 1997       +3.5%      1,895        0.6%         3.5%
Feb. 29, 1996 (c)   +0.6%      1,609        0.6%*        3.6%*
Dec. 31, 1995       +4.1%      1,416        0.6%         4.0%
Dec. 31, 1994       +2.9%      1,261        0.6%         2.9%
Dec. 31, 1993       +2.5%      1,173        0.7%         2.5%

  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  Tax-exempt for regular federal income tax purposes.
(c) For the two month period ended February 29, 1996. Total return is not annualized.

STRONG STEP 1 MONEY FUND
--------------------------------------------------------------------------------------------------------
                                            SELECTED PER-SHARE DATA (a)
                 -----------------------------------------------------------------------------------
                          INCOME FROM INVESTMENT OPERATIONS        LESS DISTRIBUTIONS
                          ---------------------------------   --------------------------
                 Net Asset                    Total                                        Net Asset
                   Value,          Net         from            From Net                     Value,
                 Beginning     Investment   Investment        Investment       Total        End of
  Year Ended     of Period       Income     Operations          Income     Distributions    Period
Feb. 28, 1998 (b)  $1.00         $0.00(c)     $0.00(c)            --            --          $1.00

                                   RATIOS AND SUPPLEMENTAL DATA
                   -------------------------------------------------------------------
                                Net                   Ratio of Expenses   Ratio of Net
                              Assets,     Ratio of      to Average Net    Investment
                              End of      Expenses      Assets Without      Income
                    Total   Period (In   to Average      Waivers and      to Average
  Year Ended       Return    Millions)   Net Assets      Absorptions      Net Assets
Feb. 28, 1998 (b)   +0.5%     $7            0.0%*             2.0%*          6.1%*
  *  Calculated on an annualized basis.
(a)  Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the period from January 31, 1998 (inception) to February 28, 1998.  Total return is not annualized.
(c)  Amount calculated is less than $0.01 or 0.1%.

                                                                                                                          43

REPORT OF INDEPENDENT ACCOUNTANTS
-------------------------------------------------------------------------------

To the Shareholders and Board of Directors of the Strong Cash Management Funds

We have audited the accompanying statements of assets and liabilities of Strong Municipal Money Market Fund, Strong Municipal Advantage Fund (two of the portfolios constituting the Strong Municipal Funds, Inc.), Strong Advantage Fund, Inc., Strong Heritage Money Fund and Strong Step 1 Money Fund (two of the portfolios constituting the Strong Heritage Reserve Series, Inc.), (all five of the portfolios collectively referred to herein as the "Strong Cash Management Funds"), including the schedules of investments in securities, as of February 28, 1998, and the related statements of operations, statements of changes in net assets and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Strong Cash Management Funds as of February 28, 1998, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles.


COOPERS & LYBRAND L.L.P.



Milwaukee, Wisconsin
April 8, 1998

                                     DIRECTORS
                                Richard S. Strong
                                  Willie D. Davis
                                 Stanley Kritzik
                                Marvin E. Nevins
                                 William F. Vogt

                                     OFFICERS
                    Richard S. Strong, Chairman of the Board
                          Mary F. Hoppa, Vice President
                         Thomas P. Lemke, Vice President
                         John S. Weitzer, Vice President
              Stephen J. Shenkenberg, Vice President and Secretary
                           John A. Flanagan, Treasurer

                               INVESTMENT ADVISOR
                         Strong Capital Management, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201

                                    CUSTODIAN
                              Firstar Trust Company
                    P.O. Box 701, Milwaukee, Wisconsin 53201

                                     AUDITOR
                            Coopers & Lybrand L.L.P.
              411 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

                                  LEGAL COUNSEL
                              Godfrey & Kahn, S.C.
               780 North Water Street, Milwaukee, Wisconsin 53202

  For a prospectus containing more complete information, including management fees and expenses, please call 1-800-368-1030. Please read it carefully before investing or sending money. This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only.







                               [PICTURE OF TELEPHONE]
                           To order a free prospectus kit,
                                 CALL 1-800-368-1030

                           To learn more about our funds,
                            discuss an existing account,
                             or conduct a transaction,
                                CALL 1-800-368-3863
                                -------------------

                                    If you are a
                               Financial Professional,
                                 CALL 1-800-368-1683

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                                    [STRONG LOGO]

                                    STRONG FUNDS
                     P.O. Box 2936 o Milwaukee, Wisconsin 53201
                      Strong Funds Distributors, Inc. 7553D98           98ACSH